Execution Version PURCHASE AGREEMENT BY AND AMONG ELLARD FAMILY HOLDINGS, INC. BRIAN M. ELLARD THE JCE EXEMPT TRUST AND HORACE MANN EDUCATORS CORPORATION DATED AS OF DECEMBER 10, 2018

TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS ........................................................................................................................ 1 1.1 Certain Definitions .................................................................................................................... 1 1.2 Table of Defined Terms .......................................................................................................... 13 ARTICLE II. PURCHASE AND SALE..................................................................................................... 15 2.1 Purchase and Sale of Membership Interests and Minority-Owned Shares.............................. 15 2.2 Closing .................................................................................................................................... 15 2.3 Closing Deliveries ................................................................................................................... 15 2.4 Payment at Closing. ................................................................................................................. 17 2.5 Post-Closing Payment ............................................................................................................. 18 2.6 Escrow Account. ..................................................................................................................... 20 ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLER PARTIES ................... 21 3.1 Organization and Qualification ............................................................................................... 21 3.2 Organizational Documents ...................................................................................................... 21 3.3 Capitalization........................................................................................................................... 22 3.4 Subsidiaries ............................................................................................................................. 22 3.5 Authority; Enforceability. ....................................................................................................... 23 3.6 No Conflict; Required Filings and Consents. .......................................................................... 25 3.7 Material Contracts. .................................................................................................................. 26 3.8 Compliance with Law; Permits. .............................................................................................. 28 3.9 Financial Statements. ............................................................................................................... 30 3.10 Insurance Business. ................................................................................................................. 31 3.11 Producers; Sale Practices. ........................................................................................................ 33 3.12 Existing Reinsurance Contracts. .............................................................................................. 34 3.13 No Undisclosed Liabilities ...................................................................................................... 35 3.14 Absence of Certain Changes or Events ................................................................................... 35 3.15 Absence of Litigation, Claims and Orders .............................................................................. 35 3.16 Employee Benefit Plans. ......................................................................................................... 35 3.17 Labor Matters. ......................................................................................................................... 37 3.18 Real Property. .......................................................................................................................... 38 3.19 Taxes. ...................................................................................................................................... 39 3.20 Intellectual Property and Technology. .................................................................................... 42 3.21 Insurance ................................................................................................................................. 43 3.22 Environmental Matters. ........................................................................................................... 43 3.23 Affiliated Transactions ............................................................................................................ 44 3.24 Assets ...................................................................................................................................... 45 3.25 Investment Assets .................................................................................................................... 45 3.26 Policy and Valuation Data ....................................................................................................... 46 3.27 Bank Accounts; Power of Attorney ......................................................................................... 46 3.28 Privacy and Data Security ....................................................................................................... 47 3.29 Brokers .................................................................................................................................... 47 ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER .............................................. 47 4.1 Organization ............................................................................................................................ 47 4.2 Authority; Enforceability ........................................................................................................ 47 4.3 No Conflict; Required Filings and Consents ........................................................................... 48 4.4 Absence of Litigation, Claims and Orders .............................................................................. 48 - i -

TABLE OF CONTENTS (continued) Page 4.5 Sufficient Funds ...................................................................................................................... 48 4.6 Brokers .................................................................................................................................... 49 4.7 Investment Purpose ................................................................................................................. 49 ARTICLE V. PRE-CLOSING COVENANTS ........................................................................................... 49 5.1 Conduct of Business Pending the Closing............................................................................... 49 5.2 Access to Information; Confidentiality. .................................................................................. 52 5.3 Governmental Approvals and Filings; Third Party Consents. ................................................. 53 5.4 Notification of Certain Matters ............................................................................................... 55 5.5 Interim Financial Statements ................................................................................................... 56 5.6 Public Announcements ............................................................................................................ 56 5.7 Further Assurances .................................................................................................................. 57 5.8 Delivery of Books and Records ............................................................................................... 57 5.9 Access to Books and Records ................................................................................................. 57 5.10 Non-Competition; Non-Solicitation ........................................................................................ 58 5.11 D&O Liabilities ....................................................................................................................... 59 5.12 Employee Matters.................................................................................................................... 59 5.13 Real Property Matters .............................................................................................................. 62 5.14 Name Change .......................................................................................................................... 62 5.15 Release .................................................................................................................................... 63 5.16 No Shop ................................................................................................................................... 63 5.17 Intercompany Agreements ...................................................................................................... 64 5.18 Bank Accounts ........................................................................................................................ 64 5.19 Investment Assets .................................................................................................................... 64 5.20 Retirement Annuity Payments ................................................................................................. 64 5.21 Capitalization of NTANY ....................................................................................................... 65 5.22 Fundamental Seller Obligations .............................................................................................. 65 ARTICLE VI. CONDITIONS PRECEDENT ............................................................................................ 66 6.1 Conditions to Each Party’s Obligations .................................................................................. 66 6.2 Conditions to Obligations of Buyer ......................................................................................... 66 6.3 Conditions to Obligations of Seller ......................................................................................... 67 ARTICLE VII. TERMINATION PRIOR TO CLOSING .......................................................................... 68 7.1 Termination ............................................................................................................................. 68 7.2 Effect of Termination .............................................................................................................. 69 ARTICLE VIII. TAX MATTERS .............................................................................................................. 69 8.1 Responsibility for Filing Tax Returns. .................................................................................... 69 8.2 Straddle Periods ....................................................................................................................... 69 8.3 Tax Covenants. ........................................................................................................................ 70 8.4 Contests Related to Taxes ....................................................................................................... 70 8.5 Cooperation on Tax Matters .................................................................................................... 71 8.6 Transfer Taxes ......................................................................................................................... 71 8.7 Section 338(h)(10) Election .................................................................................................... 71 ARTICLE IX. SURVIVAL AND INDEMNIFICATION .......................................................................... 72 9.1 Survival of Representations and Warranties ........................................................................... 72 9.2 Indemnification. ...................................................................................................................... 73 - ii -

TABLE OF CONTENTS (continued) Page 9.3 Certain Limitations. ................................................................................................................. 74 9.4 Definitions. ............................................................................................................................. 75 9.5 Procedures for Third Party Claims .......................................................................................... 75 9.6 Direct Claims ........................................................................................................................... 77 9.7 Adjustment to Purchase Price .................................................................................................. 77 ARTICLE X. MISCELLANEOUS............................................................................................................. 77 10.1 Amendment ............................................................................................................................. 77 10.2 Waiver ..................................................................................................................................... 77 10.3 Expenses .................................................................................................................................. 77 10.4 Notices ..................................................................................................................................... 77 10.5 Specific Performance .............................................................................................................. 79 10.6 Interpretation ........................................................................................................................... 80 10.7 Severability .............................................................................................................................. 80 10.8 Entire Agreement; Third Party Beneficiaries .......................................................................... 80 10.9 Assignment .............................................................................................................................. 80 10.10 Failure or Indulgence Not Waiver; Remedies Cumulative ..................................................... 81 10.11 Governing Law ........................................................................................................................ 81 10.12 Jurisdiction; Enforcement. ....................................................................................................... 81 10.13 Certain Limitations .................................................................................................................. 82 10.14 Counterparts ............................................................................................................................ 82 10.15 Post-Closing Representation ................................................................................................... 82 - iii -

EXHIBITS Exhibit A — Form of Escrow Agreement Exhibit B — Keller Springs Lease Amendment and Terminations ANNEXES Annex A — Example Calculation Annex B — Excluded Investments Annex C — Key Independent Producers Annex D — Specified Accounting Principles Annex E — Renewal Commission Report Annex F — Third-Party Consents Seller Disclosure Schedule Buyer Disclosure Schedule - iv -

PURCHASE AGREEMENT This PURCHASE AGREEMENT, dated as of December 10, 2018 (this “Agreement”), is by and among HORACE MANN EDUCATORS CORPORATION, a Delaware corporation (“Buyer”), ELLARD FAMILY HOLDINGS, INC., a Nevada corporation (“Seller”), BRIAN M. ELLARD, an individual residing in the State of Texas (“Ellard”), and THE JCE EXEMPT TRUST, a Texas irrevocable trust (the “JCE Trust” and, together with Ellard, the “Minority Shareholders,” and the Minority Shareholders together with the Seller, the “Seller Parties”). RECITALS WHEREAS, Seller owns one hundred percent (100%) of the equity interests of NTA Life Enterprises, LLC, a Texas limited liability company (the “Company” and such equity interests, the “Membership Interests”); WHEREAS, the Company, Ellard and the JCE Trust collectively own one hundred percent (100%) of the issued and outstanding shares of Ellard Enterprises, Inc. (“EEI”); WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, the Membership Interests; and WHEREAS, Buyer further desires to purchase from the Minority Shareholders, and the Minority Shareholders desire to sell to Buyer, the Minority Shareholders’ shares of EEI; NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows: ARTICLE I. DEFINITIONS 1.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings: “ACA Taxes” means any “health insurer provider” fee or other similar fee imposed by any Governmental Authority in connection with the Patient Protection and Affordable Care Act, including under Section 9010 thereof and including any assessments or fees imposed by any Governmental Authority of any state or other jurisdictions in connection with the existence or operation of, or participation in, any health insurance exchange or marketplace of such state or jurisdictions. “Adjusted Final Amount” means an amount equal to the Base Price plus the Final Adjustment. “Adjusted Initial Amount” means an amount equal to the Base Price plus the Estimated Adjustment.

“Adjustment Period” means the period beginning July 1, 2018 and ending on the Adjustment Time. “Adjustment Time” means 11:59 p.m. eastern time on the last day of the month in which the Closing Date falls. “Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person. “Applicable Rate” means an interest rate equal to 4.5% per annum. “Base Price” means $405,000,000. “Book Value” means, as of any date, (i) with respect to any Investment Asset held by an Insurance Subsidiary, the carrying value thereof as would be set forth, as of such date, in the statement of annual condition in the statutory financial statements of the applicable Insurance Subsidiary, as applicable (assuming such date was the end of an annual period) determined in accordance with SAP applicable to such Insurance Subsidiary, consistently applied, and (ii) with respect to any Investment Asset held by the Company or any of its Subsidiaries other than the Insurance Subsidiaries, the carrying value thereof as would be set forth, as of such date, in the balance sheet of the Company or Subsidiary of the Company, as applicable, determined in accordance with GAAP, consistently applied. “Books and Records” means all written or electronic accounts, ledgers and records (including computer generated, recorded or stored records) of (i) the Company and its Subsidiaries, or (ii) Seller or any Seller’s Affiliate to the extent relating solely or primarily to the Company or its Subsidiaries, in each case, whether or not in the custody of the Company, its Subsidiaries, Seller or any Seller’s Affiliate, including customer lists, contract forms, applications, enrollment forms, policy information, policyholder information, claim records, sales records, underwriting records, administrative, pricing, underwriting, claims handling and reserving manuals, corporate (including Employee records) and accounting, reinsurance and other records (including the books of account and other records), agreements of the Company or its Subsidiaries (including agreements with Independent Producers), Tax records (including Tax Returns), disclosure and other documents and filings required under applicable Law, financial records, and compliance records relating to the Company and its Subsidiaries, including any database, magnetic or optical media and any other form of recorded, computer generated or stored information or process relating to the operations of the Company and its Subsidiaries. For the avoidance of doubt, Books and Records does not include consolidated state or federal Tax Returns of Seller or any of Seller’s Affiliates (other than to the extent related to the Company or any of its Subsidiaries or the Insurance Contracts or products or services provided by the Company or any of its Subsidiaries). “Burdensome Condition” means any arrangement, condition or restriction imposed by any Governmental Authority on Buyer, the Company or any of the Company’s Subsidiaries as a condition of such Governmental Authority’s approval of the transactions contemplated by this Agreement (i) to sell or hold separate or agree to sell, divest or discontinue, before or after the Closing Date, any properties, assets, business or licenses of Buyer, its Affiliates or the Company - 2 -

and its Subsidiaries, (ii) that requires the Buyer or any of the Seller Parties to commence, threaten or otherwise seek to commence any Proceeding against a Governmental Authority or (iii) that is reasonably likely to have a material negative effect on or impairment of the economic benefits that either Buyer or the Seller Parties reasonably expected to derive from the consummation of the transactions contemplated hereby, had such Persons not been obligated to take or refrain from taking the relevant action or to become subject to the relevant condition, limitation, restriction or requirement being imposed by a Governmental Authority. “Business Day” means any day other than a Saturday, Sunday or day on which banks are permitted or required by Law to close in Chicago, Illinois or Dallas, Texas. “Buyer Disclosure Schedule” means the Buyer Disclosure Schedule delivered by Buyer to the Seller Parties concurrently with the execution of this Agreement. “Buyer Material Adverse Effect” means any fact, circumstance, condition, event, development, occurrence, change or effect that has had, or will have, individually or in the aggregate, a material adverse effect on the ability of Buyer to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. “Change of Control Agreements” means the four Change of Control Agreements between the Company, on one hand, and each of Wade A. Rugenstein, Timothy A. Darley, Derik T. Sanders, and Earl R. Fonville, on the other hand, in each case effective as of August 31, 2018. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Company Action Level RBC” means with respect to each Insurance Subsidiary as of any date of determination, its Company Action Level RBC, as defined in the NAIC Risk Based Capital (RBC) Model Act or in the rules and procedures prescribed by the NAIC with respect thereto, in each case, as in effect on the date of determination and determined consistent with the Specified Accounting Principles. “Company Distribution Adjustment” means the sum of all Unregulated Distributions after June 30, 2018 and prior to the Closing Date; notwithstanding the foregoing, the Unregulated Distribution declared prior to, but not yet paid as of, June 30, 2018, in the amount of $1 million shall be expressly excluded as if such Unregulated Distribution had been fully paid prior to June 30, 2018. “Company Material Adverse Effect” means any fact, circumstance, condition, event, development, occurrence, change or effect that has had, or will have, individually or in the aggregate, (a) a material adverse effect on the business, operations, results of operations or condition (financial or other) of the Company or its Subsidiaries, taken as a whole, but excluding any such effect to the extent resulting from or arising out of: (i) changes in general political, economic or securities or financial market conditions (including changes in interest rates or changes in equity prices); (ii) any matter affecting the industries in which the Company or its Subsidiaries participates generally; (iii) any change or proposed change in GAAP, SAP or applicable Law; (iv) natural catastrophe events, hostilities, acts of war or terrorism, or any escalation or worsening thereof; or (v) the public announcement of the transactions contemplated hereby; except in the case of clauses (i) through (iv), to the extent such changes or effects affect - 3 -

the Company in a materially disproportionate manner relative to such other participants in the businesses and industries in which the Company operates , or (b) a material adverse effect on the ability of the Seller Parties to perform their respective obligations under this Agreement or to consummate the transactions contemplated by this Agreement. For purposes of demonstrating whether any fact, circumstance, condition, event, development, occurrence, change or effect "will have" a material adverse effect described in the foregoing clauses (a) or (b), the parties acknowledge that “will” means that there is more than a fifty percent (50%) likelihood such material adverse effect will occur under the circumstances. “Company Transaction Expenses” means, in each case solely to the extent not paid immediately prior to the Closing Date, and whether or not invoiced, (i) the fees and expenses payable by the Company or any Subsidiary of the Company to Winstead PC and any other attorneys engaged by the Company or any Subsidiary of the Company in connection with this Agreement and the transactions and other agreements contemplated by this Agreement, (ii) the fees and expenses payable by the Company or any Subsidiary of the Company to outside accountants or other advisors, in each case incurred on or before the Closing Date in connection with this Agreement and the transactions and other agreements contemplated by this Agreement, and (iii) Indebtedness of the Company or any of its Subsidiaries, if any. “Computer Programs” means current and prior versions of existing and available retired (i) computer programs owned or used by or licensed to the Company or its Subsidiaries, including all object code and all source code other than open source code, all executables and run books (and related Contracts with escrow agents), (ii) software databases, including structures, format, procedures and associated documentation for the organization, storage and sorting of information, to the extent developed by or licensed to or used by the Company or its Subsidiaries, (iii) available descriptions, specifications, flow-charts, templates, maps and any other work product used to design, plan, organize and develop each of (i)–(ii), to the extent developed by or licensed to or used by the Company or its Subsidiaries, and (iv) documentation, including design and development artifacts, test data and scripts, user manuals, system documentation, operations manuals/instructions and training materials, relating to each of (i)–(iii). “Consolidated GAAP Net Income” means the net income of the Company and its Subsidiaries for the Adjustment Period on a consolidated basis in accordance with GAAP, based upon the Company’s Books and Records and the Pro Forma Consolidated GAAP Financial Statement or the Final Consolidated GAAP Financial Statement, as applicable. “Continuing Key Executive” means each of Wade A. Rugenstein, Timothy A. Darley and Derik T. Sanders. “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or membership interest, as trustee or executor, by contract or credit arrangement or otherwise. “Court” means any court or arbitration tribunal of the United States, any domestic state, any foreign country and any political subdivision or agency thereof. - 4 -

“Covered Taxes” means any of the following: (i) any Taxes of the Company or its Subsidiaries attributable to any Pre-Closing Tax Period except to the extent of any accrued current liability for such Taxes taken into account in the calculation of the Final Adjustment Amount, (ii) any liability of the Company or its Subsidiaries for Taxes as a result of the Company or any Subsidiary being a member of a consolidated, combined, unitary or similar group for federal, state, local or foreign law for a Pre-Closing Tax Period or imposed on the Company or any Subsidiary by operation of law or pursuant to any contract or other agreement (including without limitation any Tax Agreement) relating to a Pre-Closing Tax Period or (iii) Seller’s share of the Taxes, fees and charges under Section 8.6. “DAC Adjustment” means the amount, net of Tax, equal to (i) the deferred acquisition cost asset of the Company and its Subsidiaries as of the Adjustment Time, based upon the Pro Forma Financial Statements or Final Financial Statements, as applicable, minus (ii) the deferred acquisition cost asset of the Company and its Subsidiaries as of June 30, 2018. “Data Input Inaccuracies” means inaccuracies or omissions in (i) the inputting of factual data, including data (and omission of data) relating to the inventory of insurance policies in force, the terms of such policies or contracts, the relevant information related to the owners or insureds of such insurance policies, the Reserves, the Investment Assets held by the Company or its Subsidiaries or insurance policies and transactions related thereto, or (ii) the coding, compilation or aggregation of such factual data, in either case other than omissions in the factual data inputs resulting from reasonable judgments made by an actuary or other financial professional as to the scope of factual data inputs (or omissions of factual data inputs). “EE Realty Loan” means that certain promissory note, dated June 1, 2013, payable by EE Realty, Inc. to NTAL. “EE Realty Payoff Amount” means the unpaid principal and accrued interest as of the Closing Date on the EE Realty Loan. “Employee” means any current employee of the Company or any of its Subsidiaries. “Employee Plan” means a written or unwritten plan, policy, program, agreement or arrangement, whether covering a single individual or a group of individuals, sponsored, maintained or contributed to by Seller or any ERISA Affiliate, which provides benefits or compensation to or on behalf of Employees, or any of their beneficiaries, dependents, spouses or other family members, that is (i) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, (ii) a stock bonus, stock purchase, stock option, restricted stock, stock appreciation right or similar equity-based plan or arrangement, or (iii) any other employment, severance, deferred- compensation, retirement, welfare-benefit, bonus, retention, termination, change in control, incentive or fringe benefit plan, policy, program, agreement or arrangement. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means an entity (whether or not incorporated) required to be treated as a single employer with the Company or any of its Subsidiaries under Section 414 of the Code. - 5 -

“Escrow Account” means the escrow account established pursuant to the Escrow Agreement. “Escrow Agent” means the escrow agent mutually agreed to by Buyer and Seller. “Escrow Agreement” means the Escrow Agreement by and among Buyer, Seller and the Escrow Agent substantially in the form attached hereto as Exhibit A. “Escrow Amount” means $20,000,000. “Estimated Adjustment” means an amount equal to (i) estimated Consolidated GAAP Net Income minus, if positive, or plus the absolute value, if negative, (ii) the sum of (A) the estimated DAC Adjustment, (B) the RBC Adjustment, (C) the Company Distribution Adjustment and (D) the estimated Company Transaction Expenses, in each case as based on the Company’s Books and Records and the applicable Pro Forma Financial Statements. “Example Calculation” means the calculation set forth on Annex A. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended. “Excluded Investments” means those Investment Assets set forth on Annex B. “Excluded Employee Liabilities” means all Liabilities (including for Taxes) in respect of Excluded Employees arising out of or in connection with (i) any payments, compensation, benefits or entitlements that Seller or any of its Affiliates owes or is obligated to provide, whether currently, prospectively or on a contingent basis, with respect to any current or former Employee that is an Excluded Employee, including wages, other remuneration, holiday or vacation pay, bonus, severance pay (statutory or otherwise), commissions, post-employment medical or life obligations, pension contributions, insurance premiums, and Taxes, (ii) under, or with respect to, ERISA, the U.S. Worker Adjustment and Retraining Notification Act, Section 4980 of the Code, or any labor or similar applicable law, that are incurred, accrued or arise prior to, or in connection with, the Closing, including any Taxes imposed under Sections 3101, 3111 or 3301 of the Code, whether or not yet required to be paid or recognized, (iii) any Employee Plan or (iv) the employment, transfer or termination of employment. “Excluded Liabilities” means all Liabilities in respect of (i) Covered Taxes, (ii) Excluded Employee Liabilities, and (iii) Excluded Investments, including any obligation to fund any commitment under an Excluded Investment. “Executive Employment Agreement” means that certain Executive Employment Agreement, dated April 30, 2015, by and between Stephen E. Murphy and EE Holdings, Inc. n/k/a NTA Life Enterprises, LLC. “Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing. “Final Adjustment” means an amount equal to (i) the Consolidated GAAP Net Income minus, if positive, or plus the absolute value, if negative, (ii) the sum of (A) the DAC - 6 -

Adjustment, (B) the RBC Adjustment, (C) the Company Distribution Adjustment, and (D) the Company Transaction Expenses, in each case as based on the Company’s Books and Records and the applicable Final Financial Statements, all as finally determined pursuant to Section 2.5. “Final Consolidated GAAP Financial Statement” means the consolidated GAAP financial statement of the Company and its Subsidiaries, as of the Adjustment Time and for the Adjustment Period, prepared by Buyer after the Closing Date, and as finally determined pursuant to Section 2.5. “Final Financial Statements” means, collectively, the Final Consolidated GAAP Financial Statement and the Final Statutory Financial Statement. “Final Statutory Financial Statement” means the statutory financial statement of the Insurance Subsidiaries as of the Adjustment Time, prepared by Buyer after the Closing Date, and as finally determined pursuant to Section 2.5. “Financial Statements” means, collectively, the Statutory Statements and the Consolidated GAAP Financial Statements. “Fundamental Seller Obligations” means all obligations of Seller under this Agreement, if any, to make Indemnity Payments to any Buyer Indemnified Person. “Governmental Approval” means any consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority. “Governmental Authority” means any governmental agency or authority of the United States, any domestic state, any foreign country and any political subdivision or agency thereof, including any administrative agency, board or commission. “Indebtedness” means, without duplication, the Company’s and its Subsidiaries’ (i) outstanding indebtedness for borrowed money and all obligations represented by or owed under bonds, notes, debentures, loan agreements, reimbursement agreements or other similar instruments and debt securities, including accrued interest and prepayment premiums, penalties and breakage fees related thereto, (ii) obligations (including breakage costs and termination payments) payable under interest rate protection agreements, swaps, hedges or other instruments, (iii) all or any part of the deferred purchase price of property or services (other than trade payables), including any “earnout” or similar payments or any non-compete payments and (iv) guarantees of any of the foregoing. “Independent Producer” means any Person, other than the Company, any Subsidiaries of the Company or any Employee, engaged in the solicitation, negotiation, effectuation, marketing, sale or placement of any insurance policy underwritten by the Company or its Subsidiaries or of any other products or services marketed, sold or provided by the Company or its Subsidiaries. “Insurance Contract” means any contract or policy of insurance or reinsurance, binder, slip, endorsement or certificate, and forms with respect thereto, including any life, health, accident and disability insurance policy and any other insurance policy or insurance contract or certificate, in each case issued, reinsured or assumed by the Company or any of its Subsidiaries. - 7 -

“Insurance Subsidiaries” means NTAL and NTANY. “Insurance Regulator” means, with respect to any jurisdiction, the Governmental Authority charged with the supervision of insurance companies in such jurisdiction. “Intellectual Property” means, on a worldwide basis, any or all of the following: (i) trademarks, service marks, trade dress, and other indicia of source, and any pending applications and registrations therefor now or hereafter in force, and all goodwill related thereto; (ii) trade names, corporate names, assumed names or fictitious names and any registrations or foreign qualifications therefor now or hereafter in force; (iii) domain names and any registrations therefor now or hereafter in force, including access to the codes necessary to transfer such domain registrations; (iv) copyrights and any registrations or applications therefor now or hereafter in force; (v) intellectual property rights with regard to the Computer Programs; (vi) patents and patent applications, including divisions, continuations, continuations-in-part and renewal applications, and including renewals, extensions and reissues thereof now or hereafter in force; (vii) know-how and trade secrets under applicable Law; and (viii) in each case, all administrative and legal rights arising therefrom and relating thereto. “Investment Assets” means any interest in any bonds, notes, debentures, mortgage loans, real estate, instruments of indebtedness, stocks, partnership, membership or joint venture interests, and all other equity interests, certificates issued by or interests in trusts, derivatives, or other assets acquired for investment purposes. “IT Systems” means the hardware, Software, data, databases, data communication lines, network and telecommunications equipment, Internet-related information technology infrastructure, wide area network and other information technology equipment owned, leased or licensed by the Company of any of its Subsidiaries. “Key Executives” means each of Wade A. Rugenstein, Timothy A. Darley, Stephen E. Murphy, Derik T. Sanders and Earl R. Fonville. “Key Independent Producers” means the Independent Producers identified on Annex C. “Keller Springs Leases” means each of the Company Real Property Leases identified on Schedule 3.18(a) between a Subsidiary of the Company, as tenant, and EE Realty, Inc., as landlord, for the lease of the Keller Springs Property. “Keller Springs Property” means the real property located at 4949 Keller Springs Road, Addison, Texas 75001. “Knowledge” means, with respect to the Seller Parties, the actual knowledge of the Key Executives, and Natalie Lockmiller after reasonable inquiry and discussion among themselves and their direct reports and, with respect to Buyer, the actual knowledge of Marita Zuraitis, Matthew Sharpe, Bret Conklin and Elizabeth Moore after reasonable inquiry and discussion among themselves and their direct reports. For purposes of this definition, “reasonable inquiry” means the internal inquiry a responsible individual in a similarly situated position at a similarly situated company in the same industry would undertake in response to actual knowledge of facts or circumstances that make such inquiry reasonably prudent in the normal course of carrying out the - 8 -

duties of such individual; provided, however, that “reasonable inquiry” shall not require the engagement of any third party auditor or investigator or require any special inquiry solely on account of this Agreement or the transactions contemplated hereunder. “Law” means all laws, statutes, ordinances, directives, Regulations and similar mandates of any Governmental Authority, including all Orders having the effect of law in any jurisdiction. “Liabilities” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise. “Lien” means any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, claim, lien or charge of any kind. “Material Detrimental Event” means (i) twenty-five percent (25%) or more of the Key Independent Producers are no longer Independent Producers, (ii) the Product Mix Percentage is fifty percent (50%) or greater or (iii) the number of in-force Insurance Contracts is less than 285,000. “Minority-Owned Shares” means all of the issued and outstanding shares of EEI owned by the Minority Shareholders. “Most Recent Quarterly Statements” means, collectively, the Most Recent Statutory Statement and Most Recent GAAP Statement. “NAIC” means the National Association of Insurance Commissioners. “Non-Guaranteed Elements” means cost of insurance charges, loads and expense charges, credited interest rates, discretionary bonus features, mortality and expense charges, administrative expense risk charges, variable premium rates and variable paid-up amounts, retrospective bonuses, and any other unspecified premiums, features or charges that either Insurance Subsidiary can unilaterally change, each as applicable under the Insurance Contracts. “NTAL” means National Teachers Associates Life Insurance Company, a Texas-domiciled insurance company. “NTANY” means NTA Life Insurance Company of New York, a New York-domiciled insurance company. “Order” means any binding judgment, order, writ, injunction, ruling or decree of, or any settlement under the jurisdiction of, any Court or Governmental Authority. “Organizational Documents” means, with respect to any Person, the certificate of incorporation, bylaws, certificate of organization, operating agreement or other applicable organizational documents of such Person. - 9 -

“Permits” mean all franchises, authorizations, consents, approvals, licenses, registrations, certificates, Orders, permits or other rights and privileges issued by any Governmental Authority. “Permitted Lien” means, with respect to any asset, any: (i) carriers’, mechanics’, materialmens’ or similar Lien with respect to amounts not yet due which do not interfere in any material respect with the conduct of the business of the Company or any of its Subsidiaries as it is currently conducted; (ii) Lien related to deposits required by applicable Law to be made to any Insurance Regulator; or (iii) Lien for Taxes, assessments or other governmental charges not yet due and payable or due and payable but not delinquent or the amount or validity of which is being contested in good faith and for which adequate reserves are set forth in the financial statements of the Company and its Subsidiaries. “Person” means an individual, corporation, partnership, association, trust, estate, unincorporated organization, limited liability company or other entity or group (as defined in Section 13(d)(3) of the Exchange Act). “Personal Information” means any of the following categories of information, in any format whether written, electronic, or otherwise: (a) any “nonpublic personal information” as such term is defined under Title V of the U.S. Gramm-Leach-Bliley Act, 15 U.S.C. § 6801 et seq., and the rules and regulations issued thereunder, (b) any personally identifiable information that is protected by applicable Law related to data security and privacy, such as name, signature, address, social security number, telephone number or other unique identifier, (c) information that can be used to authenticate an individual (including passwords or PINs, biometric data, unique identification numbers, answer to security questions, or other personal identifiers) or (d) any “protected health information” as such term is defined under the Health Insurance Portability and Accountability Act of 1996, as amended and the rules and regulations issued thereunder. “Policy and Valuation Data” means the information listed in Section 3.26 of the Seller Disclosure Schedule. “Post-Closing Tax Period” means any taxable period or portion of a taxable period that is not a Pre-Closing Tax Period. “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and that portion of any Straddle Period through the end of the Closing Date determined in accordance with Section 8.2. “Pro Forma Consolidated GAAP Financial Statement” means the pro forma consolidated GAAP financial statement of the Company and its Subsidiaries, prepared by Seller, as of the Adjustment Time. “Pro Forma Financial Statements” means, collectively, the Pro Forma Consolidated GAAP Financial Statement and the Pro Forma Statutory Financial Statement. “Pro Forma Statutory Financial Statement” means the pro forma statutory financial statement of the Insurance Subsidiaries, prepared by Seller, as of the Adjustment Time. - 10 -

“Pro Rata Percentage” means with respect to Seller, ninety three and eight hundred sixty six thousandths percent (93.866%), with respect to Ellard, three and sixty seven thousandths percent (3.067%), and with respect to the JCE Trust, three and sixty seven thousandths percent (3.067%). “Proceeding” means any legal, administrative, arbitral or other proceeding, suit, or action by or before any Governmental Authority, mediator or arbitrator. “Product Mix Percentage” means the percentage derived by dividing (i) the number of Insurance Contracts consisting of accident or disability insurance issued between June 30, 2018, and the Closing Date, by (ii) the total number of Insurance Contracts issued between June 30, 2018, and the Closing Date. “Purchase Price” means, collectively, the Company Purchase Price and the Share Purchase Price. “RBC Adjustment” means the amount equal to (i) the result of (A) the Company Action Level RBC of NTAL as of the Adjustment Time, minus (B) the Company Action Level RBC of NTAL as of June 30, 2018, multiplied by (ii) five hundred percent (500%). “RBC Ratio” means, with respect to any insurance company, as of any date of determination, the ratio of (i) Total Adjusted Capital (as defined in the NAIC Risk Based Capital (RBC) Model Act or in the rules and procedures prescribed by the NAIC with respect thereto, in each case, as in effect on the date of determination) to (ii) Company Action Level RBC. “Regulated Subsidiary” means any Subsidiary of the Company that is licensed in one or more jurisdictions as an insurance company, insurance agency and/or third party administrator. “Regulation” means any rule, regulation, policy or interpretation (regarding such rule, regulation or policy) of any Governmental Authority. “Representatives” means, with respect to any Person, its officers, managers, employees, investment bankers, attorneys, accountants, financial or other advisors or other agents. “Reserves” means all reserves and other liabilities for claims, benefits, losses (including incurred but not reported losses and losses in the course of settlement), expenses and unearned premium arising under or in connection with an Insurance Contract. “R&W Indemnifications” means Section 9.2(b)(i) and (ii) (in the case of the Seller Parties) and Section 9.2(c)(i) and (ii) (in the case of Buyer). “SAP” means, with respect to any regulated insurance company, the statutory accounting practices prescribed by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such company is domiciled, consistently applied. “Schedules” means collectively the Seller Disclosure Schedules and the Buyer Disclosure Schedules. - 11 -

“Seller Disclosure Schedule” means the Seller Disclosure Schedule delivered by the Seller Parties to Buyer concurrently with the execution of this Agreement. “Software” means all computer software, including but not limited to application software, system software, firmware, middleware, mobile digital applications, assemblers, applets, compilers and binary libraries including all source code and object code versions of any and all of the foregoing, in any and all forms and media, and all related documentation. “Special Dividend” means a dividend and distribution of excess capital in an aggregate amount equal to the maximum amount approved by the Insurance Commissioner of the State of Texas to be declared and paid, after the Closing Date, by NTAL. “Specified Accounting Principles” means SAP as applicable to each Insurance Subsidiary and GAAP as applicable to the Company and its Subsidiaries other than the Insurance Subsidiaries, and as adjusted or more specifically set forth on Annex D. “Straddle Period” means any taxable period beginning before and ending after the Closing Date. “Subsidiary” with respect to any Person, means any corporation, partnership, joint venture, limited liability company or other legal entity of which such Person owns, directly or indirectly, greater than 50% of the capital stock or other equity interests that are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, joint venture, limited liability company or other legal entity or to vote as a general partner thereof. “Tax” or “Taxes” means any federal, state, local or non-U.S. income, excise, environmental, capital stock, profits, social security (or similar), disability, registration, value added, estimated, gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties and other taxes or assessments of any kind whatsoever, together with all interest, fines, penalties or additions imposed by any taxing authority (domestic or foreign) on such entity. “Tax Returns” means all returns, declarations, reports, and information statements and returns required or permitted to be filed with a Governmental Authority relating to Taxes, including, but not limited to, original returns and filings, amended returns, claims for refunds, and information returns (federal, state, foreign, municipal or local), and any schedules attached to any of the foregoing. “Transaction Documents” means this Agreement, the Escrow Agreement and such other instruments and agreements required by this Agreement to be executed and delivered hereunder. “Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time. “True-Up Amount” means the Adjusted Final Amount minus the Adjusted Initial Amount. - 12 -

“Unclaimed Property Matter” means any and all matters to the extent arising out of or reflecting (i) the use or non-use of the Social Security Death Master File in the administration of the Insurance Contracts, (ii) amounts of unclaimed property or escheat obligations relating to the Insurance Contracts, the Company or any Subsidiary of the Company, including, without limitation, in respect of unclaimed life insurance or other benefits and amounts payable to beneficiaries or any other Persons under the Insurance Contracts or otherwise or (iii) any audit or investigation by or on behalf of any Governmental Authority or third party relating to the foregoing. “Unregulated Distribution” means any distribution, dividend or other payment by the Company to Seller in respect of the Membership Interests, which distribution, dividend or other payment does not require any regulatory approval or non-disapproval if originated from either Insurance Subsidiary. “Wholly-Owned Subsidiary” means each direct or indirect Subsidiary of the Company other than EEI, NTAL and NTANY. 1.2 Table of Defined Terms. Terms that are not defined in Section 1.1 have the meanings set forth in the following Sections: Accounting Arbitrator ................................................................................... 8.7(b) Acquired Business ......................................................................................... 5.10(c)(ii) Adjustment Report ........................................................................................ 2.5(c)(v) Agreed Allocation ......................................................................................... 8.7(b) Agreement ..................................................................................................... Preamble Alternative Transaction ................................................................................. 5.16(b) Assumed Reinsurance Contracts ................................................................... 3.12(b) Buyer ............................................................................................................. Preamble Buyer 401(k) Plan ......................................................................................... 5.12(b) Buyer’s Allocation ........................................................................................ 8.7(b) Buyer Indemnified Persons ........................................................................... 9.2(a) Ceded Reinsurance Contracts ....................................................................... 3.12(a) Closing .......................................................................................................... 2.2 Closing Date .................................................................................................. 2.2 COBRA ......................................................................................................... 5.12(e) Company ....................................................................................................... Recitals Company 401(k) Plan ................................................................................... 5.12(b) Company Actuarial Analyses ........................................................................ 3.10(f) Company Intellectual Property Rights .......................................................... 3.20(a) Company Purchase Price............................................................................... 2.1(a) Company Real Property Leases .................................................................... 3.18(a) Competing Business ...................................................................................... 5.10(a) Condition Satisfaction ................................................................................... 2.2 Confidential Information ............................................................................... 5.2(b) Consolidated Statements ............................................................................... 3.9(b) Continuing Employee ................................................................................... 5.12(a)(ii) Deductible ..................................................................................................... 9.3(a) - 13 -

Dispute Notice ............................................................................................... 2.5(c)(ii) Distribution Recovery Right ......................................................................... 5.22(b) EEI................................................................................................................. Recitals Ellard ............................................................................................................. Preamble Enforceability Exceptions ............................................................................. 3.5(a) Environmental Laws ..................................................................................... 3.22(c)(i) Environmental Permits .................................................................................. 3.22(c)(ii) Escrow Holdback Amount ............................................................................ 2.6(b) Escrow Release Date ..................................................................................... 2.6(b) Escrowed Funds ............................................................................................ 2.6(a) Excluded Employees ..................................................................................... 5.12(a)(i) Fundamental Representations ....................................................................... 9.1 GAAP ............................................................................................................ 3.9(b) Hazardous Substances ................................................................................... 3.22(c)(iii) HSR Act ........................................................................................................ 3.6(b) Delaware Court ............................................................................................. 10.12(a) Indemnifiable Loss ........................................................................................ 9.4(c) Indemnitee ..................................................................................................... 9.4(a) Indemnitor ..................................................................................................... 9.4(b) Indemnity Payment ....................................................................................... 9.4(d) Independent Accounting Firm....................................................................... 2.5(c)(iv) Intercompany Agreements ............................................................................ 3.23(a) Investment Asset Report 5.19(a) Investment Guidelines 3.25(b) JCE Trust ....................................................................................................... Preamble Keller Springs Lease Amendment and Terminations ................................... 5.13(a) Leased Real Property .................................................................................... 3.18(a) Material Contracts ......................................................................................... 3.7(a) Membership Interests .................................................................................... Recitals Minority Shareholders ................................................................................... Preamble Most Recent Statutory Statement .................................................................. 3.9(a) Most Recent GAAP Statements .................................................................... 3.9(b) Outside Date .................................................................................................. 7.1(b) Owned Real Property .................................................................................... 3.18(a) RBC Reports ................................................................................................. 3.9(d) Real Property ................................................................................................. 3.18(a) Recourse Distribution.................................................................................... 5.22(b) Reinsurance Contracts ................................................................................... 3.12(b) Release .......................................................................................................... 3.22(c)(iv) Required Governmental Authorizations ....................................................... 3.6(b) Review Period ............................................................................................... 2.5(c)(i) Scheduled Company Intellectual Property .................................................... 3.20(a) Section 280G Payments ................................................................................ 5.12(i) Section 338(h)(10) Election .......................................................................... 8.7(a) Seller ............................................................................................................. Preamble Seller Indemnified Persons ........................................................................... 9.2(c) - 14 -

Seller Parties.................................................................................................. Preamble Share Purchase Price ..................................................................................... 2.1(b) Statutory Statements ..................................................................................... 3.9(a) Survival Period .............................................................................................. 9.1 Tax Agreement .............................................................................................. 3.19(f) Tax Claim ...................................................................................................... 8.4 Third-Party Claim ......................................................................................... 9.4(e) Updated Adjustment Statement 2.5(b) WARN .......................................................................................................... 3.17(d) WARN Acts .................................................................................................. 3.17(d) ARTICLE II. PURCHASE AND SALE 2.1 Purchase and Sale of Membership Interests and Minority-Owned Shares. Upon the terms and subject to the conditions of this Agreement: (a) Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, all of the Membership Interests, free and clear of any Liens, for an aggregate purchase price (the “Company Purchase Price”) in cash equal to the Seller’s Pro Rata Percentage of the Base Price, as adjusted pursuant to Section 2.4 and Section 2.5; and (b) Each Minority Shareholder agrees to sell to Buyer, and Buyer agrees to purchase from the Minority Shareholders, all of the Minority-Owned Shares, free and clear of any Liens, for an aggregate purchase price (the “Share Purchase Price”) in cash equal to the aggregate Minority Shareholders' Pro Rata Percentages of the Base Price, as adjusted pursuant to Section 2.4 and Section 2.5; provided that, upon written notice to the Seller Parties prior to the Closing Date, Buyer may assign its right to receive the Minority-Owned Shares to any Affiliate of Buyer (including the Company) -by designating such Affiliate in such notice. 2.2 Closing. The closing of the purchase and sale of the Membership Interests and the Minority-Owned Shares and other transactions contemplated by this Agreement (the “Closing”) shall take place by mutual exchange of electronic transmission of documents and instructions at 10:00 a.m., Eastern time, on (i) the last Business Day of the month in which all the conditions set forth in Article VI have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) in accordance with this Agreement (the “Condition Satisfaction”) or (ii) if the Condition Satisfaction occurs less than five (5) Business Days prior to the last Business Day of such month, then the Closing shall take place on the last Business Day of the month immediately following the month in which the Condition Satisfaction occurs, in each case provided that all conditions set forth in Article VI are satisfied or waived at the Closing, unless another date, time or place is agreed to in writing by the parties hereto. Upon the occurrence of the Closing, the date and time that the Closing shall become effective shall be 11:59 p.m., Eastern time, on the date on which the Closing occurs (such date and time are herein referred to as the “Closing Date”). 2.3 Closing Deliveries. - 15 -

(a) At the Closing, the Seller Parties shall deliver or cause to be delivered to Buyer: (i) an assignment of the Membership Interests from Seller to Buyer, duly executed by Seller as of the Closing Date; (ii) certificates representing the Minority-Owned Shares, duly endorsed in blank or accompanied by sufficient instruments of transfer and bearing all requisite stock transfer stamps; (iii) counterparts of each Transaction Document other than this Agreement to which a Seller Party is a party, duly executed by such Seller Party; (iv) the Keller Springs Lease Amendment and Terminations, duly executed by EE Realty, Inc., as landlord, and the applicable Subsidiary of the Company, as tenant; (v) an affidavit in the form set forth in the Treasury Regulations under Section 1445(b)(2) of the Code certifying that, as of the Closing Date, Seller is not a “foreign person”; (vi) a certificate of an officer of Seller executed by an authorized officer of Seller, dated as of the Closing Date, certifying as to the Seller Parties’ compliance with the conditions set forth in Section 6.2(a) and Section 6.2(b) and the satisfaction of the condition set forth in Section 6.2(j); (vii) a certificate of an officer of the Seller in the form reasonably acceptable to the Buyer executed by an authorized officer of the Seller, dated no more than five (5) days prior to the Closing Date, setting forth the true, accurate and complete information required to be listed on Section 3.17(a) of the Seller Disclosure Schedule, but updated as of the date of such certificate; (viii) a certificate of good standing or certificate of fact, as applicable, from the applicable jurisdiction of incorporation or formation of the Company and each Subsidiary of the Company; (ix) resignations of those directors, managers and officers of the Company and its Subsidiaries designated by Buyer prior to Closing effective as of the Closing; (x) the Closing Adjustment Statement and Pro Forma Financial Statements, reasonably acceptable to Buyer; and (xi) an IRS Form 8023, with attached schedules as required, containing all information required by the IRS with respect to each shareholder (as defined in the Treasury Regulations) of each Subsidiary of the Company, and signed by each applicable Seller Party in accordance with the IRS instructions to such Form. (b) At the Closing, Buyer shall make the payments and contributions contemplated by Section 2.4 and also deliver or cause to be delivered to Seller Parties: - 16 -

(i) counterparts of each Transaction Document other than this Agreement to which Buyer is a party, duly executed by Buyer; (ii) a certificate of Buyer duly executed by an authorized officer of Buyer, dated as of the Closing Date, certifying as to Buyer’s compliance with the conditions set forth in Section 6.3(a) and Section 6.3(b); and (iii) a certificate of good standing or certificate of fact, as applicable, from the applicable jurisdiction of incorporation or formation of Buyer. 2.4 Payment at Closing. (a) No later than five (5) Business Days prior to the anticipated Closing Date, Seller shall deliver to Buyer the Pro Forma Financial Statements and a statement setting forth in reasonable detail Seller’s calculation of the Estimated Adjustment, including the RBC Adjustment estimated as of the Adjustment Time, estimated Company Transaction Expenses, as of the Adjustment Time, and the Adjusted Initial Amount based thereon (such statement being referred to herein as the “Closing Adjustment Statement”). The Closing Adjustment Statement shall be (i) in the form of the Example Calculation attached hereto as Annex A; (ii) accompanied by work papers and other supporting documentation with respect to the calculation of the amounts set forth thereon; and (iii) accompanied by a written certificate of the chief financial or accounting officer of Seller certifying that the Pro Forma Financial Statements and Closing Adjustment Statement (x) were prepared in good faith, (y) are based upon the Books and Records, and (z) were prepared in accordance with the Most Recent Quarterly Statements and the Specified Accounting Principles. If the Buyer believes that the Closing Adjustment Statement (including any amount or computation set forth therein) or Pro Forma Financial Statements contain errors, deviates from the Example Calculation or was not prepared in accordance with the Specified Accounting Principles, Buyer may, on or prior to the second (2nd) Business Day prior to the anticipated Closing Date, deliver a notice to Seller setting forth, in reasonable detail, each such disputed item or amount and the basis for Buyer’s disagreement therewith, and for the period from Seller’s receipt of such notice to the Closing Date, the parties shall cooperate in good faith to resolve any such disputes and agree upon a revised Closing Adjustment Statement or Pro Forma Financial Statements, as applicable. (b) In addition to the deliveries contemplated by Section 2.3, at the Closing, Buyer shall pay: (i) to Seller or its designee, by wire transfer of immediately available funds to an account designated by Seller, an amount equal to the Seller’s Pro Rata Percentage of the Adjusted Initial Amount less the Escrow Amount and less the EE Realty Payoff Amount; (ii) to each Minority Shareholder, by wire transfer of immediately available funds to an account designated by each such Minority Shareholder, an amount equal to such Minority Shareholder’s Pro Rata Percentage of the Adjusted Initial Amount; and (iii) to the Escrow Agent, by wire transfer of immediately available funds to the Escrow Account, the Escrow Amount. - 17 -

(c) On the Closing Date, the EE Realty Payoff Amount will be deemed to be paid by Buyer to Seller, then immediately contributed by Seller to EE Realty, Inc. as a capital contribution, and then paid by EE Realty, Inc. to NTAL in satisfaction of the EE Realty Loan. 2.5 Post-Closing Payment. (a) The True-Up Amount shall be calculated based on the determination of the Adjusted Final Amount as set forth in subsections (b) and (c) of this Section 2.5. If the True-Up Amount is a positive number, Buyer shall pay Seller and the Minority Shareholders, or their respective designees, their Pro Rata Percentages of the True-Up Amount within five (5) Business Days after the final determination thereof. If the True-Up Amount is a negative number, (1) Seller shall pay Buyer an amount in cash equal to the absolute value of the True-Up Amount within five (5) Business Days after the final determination thereof, and (2) the Seller may recoup the Minority Shareholders’ Pro Rata Percentages of such True-Up Amount from the Minority Shareholders; provided that, in the sole discretion of Buyer, such amount may be paid from the Escrowed Funds, in which case the Buyer and Seller shall jointly instruct the Escrow Agent by executing and delivering a certificate to the Escrow Agent to pay to Buyer such amount from the Escrowed Funds. Any payments required to be made by either party pursuant to this Section 2.5(a) shall (i) be made by wire transfer of immediately available funds and (ii) include interest on the amount required to be paid at the Applicable Rate, compounded annually on the basis of a year of 365 days, from (and including) the Closing Date to (but excluding) the date such payment is made. (b) No later than ninety (90) days after the Closing Date, Buyer shall deliver to Seller a statement (the “Updated Adjustment Statement”) consisting of the proposed Final Financial Statements and Buyer's calculations of the Final Adjustment, the DAC Adjustment, the RBC Adjustment, the Company Distribution Adjustment, the Company Transaction Expenses, all as of the Adjustment Time, and the Adjusted Final Amount based thereon. The Updated Adjustment Statement shall be (i) in the form of the Example Calculation, (ii) accompanied by work papers and other supporting documentation with respect to the calculation of the amounts set forth thereon; and (iii) accompanied by a written certificate of the chief financial or accounting officer of the Company certifying that the Updated Adjustment Statement (x) was prepared in good faith, (y) is based upon the Books and Records, and (z) was prepared in accordance with the Specified Accounting Principles. In furtherance of such preparation, Seller will make reasonably available the employees of Seller and its Affiliates to Buyer and its Representatives to the extent such employees are responsible for or knowledgeable about the preparation of the Updated Adjustment Statement and shall provide access to all documentation, records and other information of Seller and its Affiliates as Buyer or any of its Representatives may reasonably request to the extent reasonably relevant to the preparation of the Updated Adjustment Statement; provided, that such access does not unreasonably interfere with the conduct of the business of Seller and its Affiliates. (c) (i) Seller shall have forty-five (45) days from the date on which the Updated Adjustment Statement is delivered to it to review the calculations of the Final Adjustment, each component thereof, and the Adjusted Final Amount based thereon (the “Review Period”). In furtherance of such review, Buyer and the Company will make reasonably available the employees of Buyer, the Company and its Subsidiaries to Seller and its Representatives to the extent such employees are responsible for or knowledgeable about the preparation of the Updated Adjustment Statement and shall provide access to all - 18 -

documentation, records and other information of Buyer, the Company and its Subsidiaries as Seller or any of its Representatives may reasonably request to the extent reasonably relevant to the preparation of the Updated Adjustment Statement; provided, that such access does not unreasonably interfere with the conduct of the business of Buyer or the Company. (ii) If Seller believes that the Updated Adjustment Statement (including any amount or computation set forth therein) contains mathematical errors, deviates from the Example Calculation or was not prepared in accordance with the Specified Accounting Principles, Seller may, on or prior to the last day of the Review Period, deliver a notice to Buyer setting forth, in reasonable detail, each such disputed item or amount and the basis for Seller’s disagreement therewith (the “Dispute Notice”). The Dispute Notice shall set forth, with respect to each disputed item, Seller’s position as to the correct amount or computation that should have been included in the Updated Adjustment Statement and as to the Adjusted Final Amount. (iii) If no Dispute Notice is received by Buyer with respect to any item in the Updated Adjustment Statement on or prior to the last day of the Review Period, the amount or computation with respect to such item as set forth in the Updated Adjustment Statement, including the RBC Adjustment, shall be deemed accepted by Seller, whereupon the amount or computation of such item or items shall be final and binding on the parties. For purposes of this Section 2.5, “final and binding” shall mean that the applicable determination shall have the same preclusive effect for all purposes as a determination embodied in a final judgment, no longer subject to appeal and entered by a Court of competent jurisdiction after full and fair litigation on the merits. (iv) For a period of ten (10) Business Days beginning on the date that Buyer receives a Dispute Notice, if any, Buyer and Seller shall endeavor in good faith to resolve by mutual agreement all matters identified in the Dispute Notice. In the event that the parties are unable to resolve by mutual agreement any matter in the Dispute Notice within such ten (10) Business Day period, Buyer or Seller may engage Deloitte, or if Deloitte is unwilling or unable to serve, another accounting firm of national reputation, as mutually agreed by the parties hereto (the “Independent Accounting Firm”), to make a determination with respect to all matters in dispute. (v) Buyer and Seller will direct the Independent Accounting Firm to render a determination within sixty (60) days after its retention, and Buyer, Seller and their respective employees and agents will cooperate with the Independent Accounting Firm during its engagement. Buyer, on the one hand, and Seller, on the other hand, shall promptly (and in any event within ten (10) Business Days) after the Independent Accounting Firm’s engagement, each submit to the Independent Accounting Firm their respective computations of the disputed items identified in the Dispute Notice and information, arguments and support for their respective positions, and shall concurrently deliver a copy of such materials to the other party. Each party shall then be given an opportunity to supplement the information, arguments and support included in its initial submission with one additional submission, delivered concurrently to the Independent Accounting Firm and the other party, to respond to any arguments or positions taken by - 19 -

the other party in such other party’s initial submission, which supplemental information shall be submitted to the Independent Accounting Firm (with a copy thereof to the other party) within five (5) Business Days after the first date on which both parties have submitted their respective initial submissions to the Independent Accounting Firm. The Independent Accounting Firm shall thereafter be permitted to request additional or clarifying information from the parties, and each of the parties shall cooperate and shall cause their Representatives to cooperate with such requests of the Independent Accounting Firm, provided that both parties are copied on all written communications and allowed to participate in all discussion with the Independent Accounting Firm. The Independent Accounting Firm shall determine, based solely on the materials so presented by the parties and upon information received in response to such requests for additional or clarifying information and not by independent review, only those issues in dispute specifically set forth in the Dispute Notice and shall render a written report to Buyer and Seller (the “Adjustment Report”) in which the Independent Accounting Firm shall, after considering all matters set forth in the Dispute Notice, determine what adjustments, if any, should be made to the amounts and computations set forth in the Updated Adjustment Statement solely as to the disputed items and shall determine the appropriate Adjusted Final Amount on that basis. (vi) The Adjustment Report shall set forth, in reasonable detail, the Independent Accounting Firm’s determination with respect to each of the disputed items or amounts specified in the Dispute Notice, and the revisions, if any, to be made to the Updated Adjustment Statement, together with supporting calculations. In resolving any disputed item, the Independent Accounting Firm (i) shall be bound to the principles of this Section 2.5 and the terms of this Agreement, (ii) shall limit its review to matters specifically set forth in the Dispute Notice the basis of which are mathematical errors or failure of Buyer to prepare the Updated Adjustment Statement and in accordance with the Example Calculation and the Specified Accounting Principles and (iii) shall not assign a value to any item higher than the highest value for such item claimed by either party or less than the lowest value for such item claimed by either party. (vii) All fees and expenses relating to the work of the Independent Accounting Firm shall be shared equally by Buyer and Seller. The Adjustment Report, absent fraud, shall be final and binding upon Buyer and Seller, and shall be deemed a final arbitration award that is binding on each of Buyer and Seller, and no party shall seek further recourse to Courts, other tribunals or otherwise, other than to enforce the Adjustment Report or to adjudicate any fraud claims. (viii) Any adjustments pursuant to this Section 2.5 shall be reflected in the Purchase Price for all Tax purposes. 2.6 Escrow Account. (a) The Escrow Amount, together with any income earned thereon as provided in the Escrow Agreement net of any applicable Taxes (the “Escrowed Funds”), shall be held by the Escrow Agent pursuant to the Escrow Agreement as a source of funds for amounts owing to Buyer under Section 2.5 and Article IX. Each of Buyer and Seller shall cooperate to give the - 20 -

Escrow Agent timely instructions to implement any distributions from the Escrow Account as contemplated by Sections 2.5 and 2.6 and Article IX. (b) Within three (3) Business Days following the date that is eighteen (18) months following the Closing Date (the “Escrow Release Date”), Buyer and Seller shall jointly instruct the Escrow Agent by executing and delivering a certificate to the Escrow Agent to pay to Seller from the Escrowed Funds, by wire transfer in immediately available funds and on the terms and subject to the conditions of this Agreement and the Escrow Agreement, an amount equal to (i) any remaining portion of the Escrowed Funds as of the Escrow Release Date minus (ii) the Escrow Holdback Amount, if any, as of the Escrow Release Date. Thereafter, Buyer shall promptly provide Seller with notice upon Buyer’s reasonable and good faith determination that any portion of the Escrow Holdback Amount will not be used to satisfy a claim made by a Buyer Indemnified Person for indemnification under Article IX, and within three (3) Business Days following Seller’s receipt of such notice, Buyer and Seller shall jointly instruct the Escrow Agent by executing and delivering a certificate to the Escrow Agent to pay to Seller from the Escrowed Funds, by wire transfer in immediately available funds and on the terms and subject to the conditions of this Agreement and the Escrow Agreement, an amount equal to such portion of the Escrow Holdback Amount. For purposes hereof, “Escrow Holdback Amount” shall mean the good faith aggregate amount, as reasonably determined by Buyer, of all claims for indemnification set forth in any demand for indemnification made by a Buyer Indemnified Person to Seller pursuant to and in strict compliance with Article IX (whether disputed or undisputed) on or prior to the Escrow Release Date that are outstanding as of the Escrow Release Date. ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLER PARTIES Except as set forth in the Seller Disclosure Schedule delivered by the Seller Parties to Buyer in connection with the execution of this Agreement, (i) each of the Minority Shareholders severally and not jointly represents and warrants to Buyer, as of the date hereof and as of the Closing Date, as expressly specified in Section 3.5 of this Article III, and (ii) except where such representation and warranty is specifically made by the Minority Shareholders, Seller hereby represents and warrants to Buyer, as of the date hereof and as of the Closing Date, as follows: 3.1 Organization and Qualification. (a) The Seller, the Company and each Subsidiary of the Company is a corporation or limited liability company duly incorporated or organized, validly existing and in good standing under the Law of the jurisdiction of its organization or incorporation and each (i) has all the requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) is duly qualified to do business and is in good standing in each of the jurisdictions in which the ownership, operation or leasing of its properties and assets and the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not reasonably be expected to have a Company Material Adverse Effect. 3.2 Organizational Documents. Seller has made available to Buyer a true, complete and correct copy of the Organizational Documents of the Seller, the Company and each Subsidiary of - 21 -

the Company, each as amended. None of the Seller, the Company nor any Subsidiary of the Company is in violation of its Organizational Documents in any material respect. The Organizational Documents of the Seller, the Company and the Subsidiaries of the Company that have been so delivered are in full force and effect. Seller has made available to Buyer a true, complete and correct copy of the trust agreements and other Organizational Documents of each trust that is a shareholder of Seller, as amended, and such agreements and other documents are in full force and effect. 3.3 Capitalization. (a) The Membership Interests constitute 100% of the total issued and outstanding equity interests in the Company. Except as set forth in Section 3.3(a) of the Seller Disclosure Schedule, no other equity interests or other voting securities of the Company are issued, reserved for issuance or outstanding. The Membership Interests have been duly authorized and validly issued, fully paid and non-assessable. Seller owns beneficially and of record, and has good and valid title to, the Membership Interests, free and clear of all Liens. Upon consummation of the transactions contemplated hereby, Seller shall convey to Buyer all of the Membership Interests free and clear of all Liens. (b) The Membership Interests were issued in compliance with applicable Law. The Membership Interests were not issued in violation of the Organizational Documents of the Company or any other agreement, arrangement or commitment to which Seller or the Company is a party and are not subject to or in violation of any preemptive or similar rights of any person. (c) Except as set forth in Section 3.3(c) of the Seller Disclosure Schedule, there are no (i) outstanding securities or obligations convertible into or exchangeable for membership interests of the Company, (ii) outstanding or authorized securities, options, warrants, call rights or other similar rights obligating the Company to issue, transfer or sell or cause to be issued, transferred or sold any membership interests in the Company or (iii) contracts or other agreements to which the Company or any Seller is a party relating to the voting, issuance, purchase, redemption, registration, repurchase, sale or transfer of any membership interests in the Company. Except as set forth in Section 3.3(c) of the Seller Disclosure Schedule, neither Seller nor the Company has granted any preemptive rights, rights of first refusal (other than as set forth in the Organizational Documents of the Company) or other similar rights with respect to the Membership Interests or other interests in the Company. (d) Except as set forth in Section 3.3(d) of the Seller Disclosure Schedule, since January 1, 2017, there has been no capital withdrawal from the Company or any of its Subsidiaries. There are no contracts or other oral or written agreements in place that allow any equity owner of the Company or any of its Subsidiaries to withdraw any equity or capital of the Company or any of its Subsidiaries. 3.4 Subsidiaries. (a) Section 3.4(a) of the Seller Disclosure Schedule sets forth a list of the names and jurisdictions of incorporation or organization of each Subsidiary of the Company. - 22 -

(b) Except as set forth in Section 3.4(b)(i) of the Seller Disclosure Schedule, (i) all issued and outstanding shares or other equity interests of each Wholly-Owned Subsidiary of the Company have been duly authorized and validly issued, are fully paid and are owned directly or indirectly by the Company free and clear of any Liens, and (ii) all issued and outstanding shares or other equity interests of EEI and each Insurance Subsidiary have been duly authorized and validly issued, are fully paid and are owned beneficially and of record by the shareholders and in the amount set forth in Schedule 3.4(b)(ii), free and clear of all Liens. (c) None of the Subsidiaries of the Company own any Membership Interests or Minority-Owned Shares. Except as set forth in Section 3.4(c) of the Seller Disclosure Schedule, none of the outstanding shares or other equity interests of any Subsidiary of the Company are subject to, nor were they issued in violation of, any purchase option, call option, right of first refusal, first offer, co-sale or participation, preemptive right, subscription right or any similar right. Except as set forth in Section 3.4(c) of the Seller Disclosure Schedule, there are no outstanding securities, options, warrants, calls, rights, convertible or exchangeable securities or contracts or obligations of any kind (contingent or otherwise) to which any Subsidiary of the Company is a party or by which it is bound obligating such Subsidiary to issue, deliver or sell additional shares of capital stock or other voting securities of such Subsidiary or obligating such Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, contract or obligation. Except as set forth in the Organizational Documents of each Subsidiary of the Company, there are no (i) outstanding obligations of any Subsidiary of the Company to repurchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock (or options or warrants to acquire any such shares) of such Subsidiary, and (ii) outstanding or authorized securities, options, warrants, call rights or other similar rights obligating such Subsidiary to issue, transfer or sell or cause to be issued, transferred or sold any equity interests in such Subsidiary. Except for Investment Assets and its Subsidiaries, the Company does not own any shares of capital stock of or other voting or equity interests (including any securities exercisable or exchangeable for or convertible into shares of capital stock of or other voting or equity interests in) in any other Person. 3.5 Authority; Enforceability. (a) Seller has the requisite corporate power and authority to execute and deliver this Agreement, each other Transaction Document to which it is a party and each instrument required to be executed and delivered by it prior to or at the Closing and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Seller of this Agreement, each other Transaction Document and each instrument required to be executed and delivered by it prior to or at the Closing, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been, or (with respect to Transaction Documents and instruments that will be executed and delivered after the date of this Agreement) will be, duly and validly authorized by all necessary corporate action on the part of Seller no later than the Closing Date, and no other corporate or similar proceedings on the part of Seller are necessary to authorize this Agreement, any Transaction Document to which it is a party or any instrument required to be executed and delivered by it prior to or at the Closing or the consummation of transactions contemplated hereby or thereby. Each of the Transaction Documents to which Seller is or will be a party have been or, with respect to the Transaction Documents to be executed and delivered at Closing, will be, duly and validly executed and delivered by Seller and, assuming the due authorization, execution and - 23 -

delivery hereof by the other parties hereto or thereto, constitute legal, valid and binding obligations of Seller, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Law relating to or affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the Court before which any Proceeding therefor may be brought (the “Enforceability Exceptions”). Seller has obtained approval from its shareholders to enter into this Agreement and any Transaction Documents executed and delivered on the date of this Agreement. On or before the Closing Date, Seller will have obtained approval from its shareholders to enter into the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. (b) Each Minority Shareholder hereby represents and warrants that (i) it has the requisite power and authority to execute and deliver this Agreement, each other Transaction Document to which it is a party and each instrument to be executed and delivered by it prior to or at the Closing and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, (ii) each Transaction Document to which such Minority Shareholder is or will be a party has been or, with respect to the Transaction Documents to be executed and delivered at Closing, will be, duly and validly executed and delivered by such Minority Shareholder and, assuming the due authorization, execution and delivery hereof by the other parties hereto or thereto, constitute legal, valid and binding obligations of such Minority Shareholder, enforceable against it in accordance with its terms, subject to the Enforceability Exceptions. (c) Each trustee of the JCE Trust is the duly appointed and acting trustee of the JCE Trust and such trustees are currently the only trustees of the JCE Trust. The JCE Trust has previously delivered to Buyer a true and complete copy of each agreement that establishes the JCE Trust, which documents have not been amended since the date of such delivery. The JCE Trust is validly existing under the laws of the State of Texas. The trustees of the JCE Trust have the capacity, power and authority on behalf of the JCE Trust to enter into this Agreement and the other Transaction Documents to be executed and delivered by the trustees pursuant to this Agreement in the trustees’ fiduciary capacity on behalf of the JCE Trust, to perform the trustees’ obligations hereunder and thereunder on behalf of the JCE Trust, and to sell to Buyer the JCE Trust’s Minority- Owned Shares for the consideration provided in Section 2.1(b), in each case without the consent or action of any other person. Since the creation of the JCE Trust, no steps have been taken to liquidate, dissolve, or otherwise adversely affect the organization, existence or operation of the JCE Trust. The execution, delivery and performance of the Transaction Documents to which the JCE Trust is a party have been or, with respect to the Transaction Documents to be executed and delivered at Closing, will be, duly authorized by all necessary action on the part of the trustees of the JCE Trust in compliance with governing or applicable agreements, instruments, documents, duties and applicable Law. On or prior to the date hereof, the trustees of the JCE Trust have delivered to Buyer an executed copy of the applicable Certificate of Trust, and the representations made in the Certificate of Trust are hereby incorporated by reference. - 24 -

3.6 No Conflict; Required Filings and Consents. (a) Except as set forth on Section 3.6(a) of the Seller Disclosure Schedule, the execution and delivery by the Seller Parties of this Agreement, the other Transaction Documents to which such Person is party or any instrument required by this Agreement to be executed and delivered by any Seller Party on or prior to the Closing do not, and the performance of this Agreement, the other Transaction Documents to which such Person is a party and any instrument required by this Agreement to be executed and delivered by it on or prior to the Closing do not and will not, (i) conflict with, require a consent or notice under or violate the Organizational Documents of the Seller Parties, the Company or any of its Subsidiaries, (ii) with or without notice or the passage of time or both, conflict with, require a consent or notice under or violate any Law, Permit or Order applicable to the Company or any of its Subsidiaries or by which any of their properties, rights or assets is bound or affected, or (iii) with or without notice or the passage of time or both, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise would constitute a default) under or entitle any Person to terminate, accelerate or cause a breach or default of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, or create any right of acceleration, termination, vesting, payment, exercise, suspension, revocation or cancellation of the loss of any right or benefit under any contract, mortgage, lien, lease, agreement, indenture, trust, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or which is binding upon the Company or any of its Subsidiaries or upon any of the assets of any of the foregoing. The JCE Trust hereby represents and warrants that the execution and delivery by the JCE Trust of this Agreement, the other Transaction Documents to which it is a party or any instrument required by this Agreement to be executed and delivered by the JCE Trust on or prior to the Closing do not, and the performance of this Agreement, the other Transaction Documents to which it is a party and any instrument required by this Agreement to be executed and delivered by it on or prior to the Closing do not and will not, conflict with, require a consent or notice under or violate the underlying trust agreement or other similar governing instrument. (b) No Governmental Approval or Filing with any Governmental Authority is required to be obtained or made by the Company, its Subsidiaries or any Seller Party in connection with the consummation of the transactions contemplated hereby, except (i) for compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (ii) Filings with Insurance Regulators and other Filings and approvals that, in each case of this clause (ii) are listed on Section 3.6(b) of the Seller Disclosure Schedule (the consents, approvals, Orders, authorizations, acknowledgements and Filings required under or in connection with this clause (ii), the “Required Governmental Authorizations”), (iii) Filings with Insurance Regulators for approval or non-disapproval of the Special Dividend and (iv) as may be necessary as a result of any facts or circumstances relating to Buyer and its Affiliates. (c) Section 3.6(c) of the Seller Disclosure Schedule sets forth a true and complete list of each Regulated Subsidiary of the Company and, for each such Regulated Subsidiary, its jurisdiction of incorporation or organization and each jurisdiction where it is licensed by any Insurance Regulator and its material Permits. - 25 -

3.7 Material Contracts. (a) Section 3.7(a) of the Seller Disclosure Schedule sets forth a true and complete list as of the date hereof of all Material Contracts to which the Company or any of its Subsidiaries is a party or is otherwise bound. As used herein, “Material Contracts” means all of the following: (i) any agreement for the employment of, or any offer of employment to, any officer, Employee or other individual on a full-time basis, which provides for annual payments (excluding any incentive payments or commissions) in excess of $100,000, but excluding offer letters for the at will employment of individuals listed on Section 3.17(a) of the Seller Disclosure Schedule; (ii) contracts (other than Reinsurance Contracts and contracts covered by Section 3.7(a)(iii) or agreements set forth in Section 3.23 of the Seller Disclosure Schedule) providing for the provision of goods and services involving expenditures or payables in excess of $75,000 in the aggregate during the last trailing twelve months ended December 31, 2017, other than contracts listed elsewhere in Section 3.7(a) of the Seller Disclosure Schedule; (iii) any contract with any current Independent Producer, provided that Section 3.7(a)(iii) of the Seller Disclosure Schedule need only list the identities of such Independent Producers by reference with Section 3.11(a) of the Seller Disclosure Schedule; (iv) any network agreement pursuant to which the Company or any of its Subsidiaries obtains or leases access to any provider network of a third party (but excluding, for purposes of clarification, any such networks accessed through any Employee Plan) and any customer account agreement to which the Company or any of its Subsidiaries derives revenues in excess of $75,000 on an annualized basis; (v) credit agreements, mortgages, loan agreements, indentures, letters of credit, swap agreements and any other agreements, in each case relating to Indebtedness or other borrowing of money or extension of credit by the Company or its Subsidiaries and each agreement guaranteeing, or providing security for, Indebtedness or mortgaging, pledging or otherwise placing a Lien on the assets of the Company or any of its Subsidiaries; (vi) each contract containing (A) a restriction on the ability of the Company or any of its Subsidiaries to solicit specified customers or prospective customers for the purchase, renewal, lapse, or amendment of an Insurance Contract, or (B) covenants limiting in any way the freedom of the Company or any Subsidiary of the Company to compete in any line of business or in the marketing, selling or administration of any Insurance Contract and which is not terminable on ninety (90) days’ notice or less by the Company or any Subsidiary of the Company without restriction, liability or penalty, in each case that would be legally binding on the Company or any Affiliate following the consummation of the transactions contemplated hereby; (vii) leases, subleases, licenses or similar contracts (A) requiring payments to or from the Company or any of its Subsidiaries in excess of $75,000 per annum representing - 26 -

an interest in or in respect of any material rights, assets or property, but excluding contracts for commercial generally available Software for an annual fee of less than $75,000, or (B) relating to any Real Property; (viii) any license or similar contract to which the Company or any of its Subsidiaries is a party or by which any of them is otherwise bound restricting or granting rights to use or practice rights under Intellectual Property that is material to the business of the Company and its Subsidiaries, but in each case excluding contracts for commercial generally available Software for an annual fee of less than $75,000; (ix) any contract pursuant to which the Company or any Subsidiary of the Company is appointed a third party administrator, insurance agent, managing general agent or other insurance producer or that relates to insurance policy administration, claims, or underwriting; (x) any contract with a custodian or otherwise relating to custodial services with respect to assets of the Company or any Subsidiary of the Company; (xi) any contract or agreement relating to any material interest rate, derivatives or hedging transaction, other than Investment Assets; (xii) any investment advisory agreement or any other contract relating to investment management, investment advisor or subadvisory services; (xiii) any contract relating to the allocation or sharing of Taxes, costs, or expenses; (xiv) any contract relating to cybersecurity or information technology security services; (xv) any contract pursuant to which any material function of the Company’s or any of its Subsidiaries’ business is outsourced or otherwise performed by an unaffiliated Person; (xvi) any contract for goods, products or services that are material to the operation of the Company’s or any of its Subsidiaries’ business; and (xvii) any contract that relates to the acquisition or disposition of any material business or operation of the Company or any of its Subsidiaries entered into since January 1, 2016, or any other similar contract that includes an ongoing material indemnification obligation or guarantee of the Company or any of its Subsidiaries. (b) True and complete copies of all Material Contracts, including all amendments thereto, have been made available to Buyer by Seller. Each Material Contract is in full force and effect, is a valid and binding obligation of the Company or a Subsidiary of the Company and, to the Knowledge of the Seller Parties, of each other party thereto and is enforceable in accordance with its terms against the Company or a Subsidiary of the Company and, to the Knowledge of the Seller Parties, against each other party to such Material Contract, subject in each case to the - 27 -

Enforceability Exceptions. Neither the Company or, if applicable, a Subsidiary of the Company, nor, to the Knowledge of the Seller Parties, any other party to any such Material Contract is in material default, breach or violation of any Material Contract and no party has given written notice to the Company, and Subsidiary or any Seller Party of any material default, breach or violation. Neither the Company nor any of its Subsidiaries has received written or, to the Knowledge of the Seller Parties, oral notice of cancellation of any Material Contract, and, except as set forth in Section 3.7(b) of the Seller Disclosure Schedule, the Material Contracts do not contain any provision that would allow any party to a Material Contract to (i) terminate the agreement, or (ii) increase any amount payable thereunder, in each case as a result solely of the consummation of the transactions contemplated by this Agreement. 3.8 Compliance with Law; Permits. (a) The Company and its Subsidiaries are and have been conducting their respective businesses in compliance in all material respects with applicable Law of any Governmental Authority applicable to the Company or its Subsidiaries. Since January 1, 2016, none of the Company or any of its Subsidiaries (i) has committed any breach or violation of applicable Law that has resulted in, or that will more likely than not result in, any material penalty, fine, assessment, damages, suspension or loss of any material Permit, or any other material adverse remedial action with respect to the Company or its Subsidiaries, taken as a whole, (ii) has received any written notice from any Governmental Authority or paid or incurred any penalty or fine imposed by a Governmental Authority, in each case, regarding any actual or alleged material violation of, or failure to comply with, any applicable Law, or (iii) to the Knowledge of the Seller Parties, is under investigation, examination or audit with respect to any material violation of any applicable Law, in the case of each item set forth in this clause (iii), other than any such item that has been generally cured or otherwise resolved to the reasonable satisfaction of such Governmental Authority, or that is no longer being pursued by such Governmental Authority following a response by the Company or its Subsidiaries. (b) Except as set forth in Section 3.8(b) of the Seller Disclosure Schedule, to the Knowledge of the Seller Parties, all material deficiencies or violations in all reports of examinations of the affairs of any Regulated Subsidiary (including financial, market conduct and similar examinations) issued by any Insurance Regulator to a Regulated Subsidiary on or after January 1, 2016 have been resolved to the reasonable satisfaction of the Insurance Regulator that noted such deficiencies or violations. (c) Except as set forth in Section 3.8(c) of the Seller Disclosure Schedule, since January 1, 2016, each Regulated Subsidiary has filed all material reports, statements, documents, registrations, filings or submissions required to be filed by such Regulated Subsidiary with any Governmental Authority. All such registrations, filings and submissions were in compliance in all material respects with applicable Law when filed or as amended or supplemented, and no material deficiencies have been asserted by any Governmental Authority with respect to such registrations, filings or submissions that have not been satisfied. Seller has made available to Buyer true and complete copies of all such reports, statements, documents, registrations, filings or submissions filed with any Governmental Authority since January 1, 2016 other than renewals of Permits in the ordinary course of business. - 28 -

(d) The Company and its Subsidiaries hold all Permits required under applicable Law and necessary in connection with the conduct of their businesses. All such Permits are valid and in full force and effect in accordance with their terms, and the Company and its Subsidiaries are, and at all times since January 1, 2016 have been, in compliance in all material respects with the terms and requirements of each such Permit. Since January 1, 2016, none of the Company or any of its Subsidiaries has received any written or, to the Knowledge of the Seller Parties, oral notice from any Governmental Authority regarding any (i) actual, alleged, or potential material violation of, or failure to comply with, the terms or requirements of any such Permit, or (ii) actual or proposed revocation, suspension or termination of, or material modification to, any such Permit. Neither the Company nor any Subsidiary is in default under, and no condition exists that with notice or lapse of time or both would constitute default under, any such Permit, and no such Permit will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby. Section 3.8(d) of the Seller Disclosure Schedule sets forth by state those Certificates of Authority to transact insurance included in the Permits. (e) Seller has previously made available to Buyer the Social Security Death Master File-related state protocols and any other state protocols of the Company and any of its Subsidiaries related to Unclaimed Property Matters and their effective dates, which the Company or any of its Subsidiaries use to determine the payment of life insurance or other benefits and amounts under Insurance Contracts. The Company or its applicable Subsidiary administers all such Insurance Contracts in accordance with these protocols and applicable Law and is not currently under any audit with respect to such matters. Seller has made available to Buyer (i) all workpapers, estimations, analyses and reviews of amounts as may be or become due under the terms of the Insurance Policies or otherwise by the Insurance Subsidiaries with respect to the Social Security Death Master File-related review processes, (ii) true and correct copies of all written correspondence between the Company or any of its Subsidiaries and any Governmental Authority or any Person acting on behalf of a Governmental Authority since January 1, 2016 regarding any pending or threatened Proceedings relating to Unclaimed Property Matters, (iii) true and correct copies of all correspondence with any contractual counterparties relating to Unclaimed Property Matters and (iv) a schedule of the balance sheet accruals made and maintained by the Company and any of its Subsidiaries at and as of December 31, 2017, with respect to Unclaimed Property Matters. There are no orders, decrees, injunctions, judgments, or settlement agreements issued by, entered before, or agreed to with any arbitrator or Governmental Authority outstanding against the Company or any of its Subsidiaries or any of their assets, properties or businesses relating to any Unclaimed Property Matters and the Company and its Subsidiaries are not under any audit with respect to such matters. (f) Except as set forth on Schedule 3.8(f) of the Seller Disclosure Schedule, in the last three (3) years, (i) to the Knowledge of the Seller Parties, no allegations of sexual harassment or misconduct have been made against any current or former Employee, and (ii) none of the Seller Parties, the Company or any Subsidiary of the Company has entered into any settlement agreements related to allegations of sexual harassment or misconduct by any current or former Employee. - 29 -

3.9 Financial Statements. (a) The Company has made available to Buyer true, correct and complete copies of (i) the audited annual statutory financial statements of each Insurance Subsidiary, together with the report of such company’s independent auditors thereon, as of and for the years ended December 31, 2016 and December 31, 2017 as filed with the Insurance Regulator of the state of jurisdiction of each such Insurance Subsidiary, and (ii) the unaudited statutory financial statements of each such Insurance Subsidiary as of and for the nine (9) months ended September 30, 2018 (the financial statements for the period ending on September 30, 2018, the “Most Recent Statutory Statement” and, collectively, the “Statutory Statements”). The Statutory Statements were prepared in accordance with SAP applicable to each Insurance Subsidiary consistently applied throughout all such periods and fairly present in all material respects the financial position, admitted assets, liabilities and capital and surplus of each Insurance Subsidiary at the respective dates, and the results of operations, changes in surplus, and cash flows of the applicable Insurance Subsidiary for the periods covered thereby, subject, in the case of the Statutory Statements as of and for the nine months ended September 30, 2018, to the absence of full footnote disclosures and other presentation items. (b) Seller has made available to Buyer true, correct and complete copies of (i) the audited consolidated annual financial statements of the Company and its Subsidiaries as of and for the year ended December 31, 2017, (ii) the unaudited consolidated annual financial statement of the Company and its Subsidiaries as of and for the year ended December 31, 2016, and (iii) the unaudited consolidated financial statement of the Company and its Subsidiaries as of and for the nine months period ended September 30, 2018 (the financial statement for the period ending on September 30, 2018, the “Most Recent GAAP Statement”, and clauses (i) and (ii) of this Section 3.9(b), collectively, the “Consolidated Statements”). The Consolidated Statements were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), consistently applied throughout all such periods and fairly present in all material respects the financial position of the Company and its Subsidiaries at the respective dates. (c) The Reserves of the Insurance Subsidiaries as of September 30, 2018 recorded in the Most Recent Statutory Statement were determined: (i) in accordance with generally accepted actuarial standards consistently applied, (ii) in accordance with SAP and applicable Law, (iii) in accordance with the Specified Accounting Principles and (iv) based on actuarial assumptions consistent with or more conservative than those called for in relevant provisions of the Insurance Contracts. For clarity, Seller makes no representation, warranty or guarantee under this Agreement that the Reserves held by or on behalf of the Insurance Subsidiaries are or will be sufficient for the purposes for which they were established. (d) Seller has made available all analyses and reports relating to the risk-based capital calculations of each Insurance Subsidiary submitted by such Insurance Subsidiary since January 1, 2016, to the Insurance Regulator in each state in which such analyses and reports rules are required to be filed (the “RBC Reports”). The RBC Reports were prepared in accordance with SAP applicable to the Insurance Subsidiaries and the applicable RBC instructions and were true and correct in all material respects on and as of the date filed with each such Insurance Regulator. No Insurance Regulator has notified either Insurance Subsidiary of any inaccuracy in any RBC Report. The Company and each of its Subsidiaries is solvent. - 30 -

(e) Section 3.9(e) of the Seller Disclosure Schedule sets forth a true and complete list of all outstanding Indebtedness, if any. None of the Company and its Subsidiaries is in default, and no waiver of default is presently in effect, in the payment of any principal or interest on any such Indebtedness. (f) The Books and Records (i) are true, complete and correct in all material respects, (ii) have been maintained in all material respects in accordance with sound business practices, any applicable record keeping or maintenance requirements in the Material Contracts, Insurance Contracts and Reinsurance Contracts, and applicable Law, (iii) accurately present and reflect in all material respects all of the business of the Company and its Subsidiaries and all transactions and actions related thereto, (iv) to the Knowledge of the Seller Parties, have been prepared using processes and procedures for which there are no material weaknesses or significant deficiencies in internal controls over financial reporting that adversely affect the ability of Seller to accurately present and reflect in all material respects the business of the Company and its Subsidiaries and other transactions and actions related thereto, and (v) contain no material Data Input Inaccuracies. (g) The Company and its Subsidiaries have devised and maintained systems of internal accounting controls with respect to its business and the business of the Insurance Subsidiaries that are reasonably sufficient to provide reasonable assurances that (i) all transactions are executed in accordance with management’s general or specific authorization, (ii) all transactions are recorded as necessary to permit the preparation of financial statements in conformity with SAP applicable to the Insurance Subsidiaries or GAAP, as applicable, and to maintain proper accountability for items, (iii) access to its property and assets is permitted only in accordance with management’s general or specific authorization and (iv) recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. 3.10 Insurance Business. (a) Except as set forth in Section 3.10(a) of the Seller Disclosure Schedule, any application form, form of insurance policy, written advertising material, rate or rule utilized by the Company or its Subsidiaries, the use or issuance of which requires filing or approval, has been appropriately filed, and, if required, approved by the Insurance Regulator of any state in which such application forms, forms of insurance policies, advertising materials and rates or rules are required to be filed and, if required, approved or not objected to by such authorities within the period provided for approval or objection, except for failures to effect such filings or secure such approvals, which would not be material to the Company and its Subsidiaries, taken as a whole. All such application forms, forms of insurance policies, advertising materials and rates or rules are utilized in compliance in all material respects with applicable Law and within the scope of the approvals (if any) received with respect thereto. No material deficiencies have been asserted by any Governmental Authority with respect to any such filings that have not been cured or otherwise resolved. The Insurance Contracts have been administered in accordance with the terms of such policies and in compliance with applicable Law, in each case in all material respects. All amounts owed (that are not being disputed in good faith) under any Insurance Contracts have been paid in all material respects in accordance with their terms. Except as provided under the express terms of the Insurance Contracts or otherwise provided under applicable Law, there are no agreements or commitments, written or otherwise, regarding any alterations to any applicable cost of insurance - 31 -

charges, credited interest rates, insurance policy premiums, features or other similar charges or rates with respect to any of the Insurance Contracts. Seller has made available to Buyer true and complete copies of specimen forms of Insurance Contracts that are in-force or are actively being marketed by the Company and its Subsidiaries. Such specimen forms are true, correct and complete copies of the policies forms on which the Insurance Contracts are issued. Such policy forms are representative of the Insurance Contracts, except for variations that, individually or in the aggregate, would not reasonably be expected to be material to the Insurance Contracts or materially affect the valuation, projection or risk profile of the Insurance Contracts. (b) Since January 1, 2016, the Company and its Subsidiaries have timely paid all guaranty fund assessments that have been due, claimed or asserted by, or are the subject of any voluntary contribution commitment to, any state guaranty fund or association or any Insurance Regulator in any jurisdiction in which the Company and its Subsidiaries operate their respective businesses. Except for regular periodic assessments in the ordinary course of business or assessments based on developments that are publicly known within the insurance industry, no material claim or assessment is pending or, to the Knowledge of the Seller Parties, threatened against the Company or any Affiliate by any state insurance guaranty association in connection with such association’s fund relating to insolvent insurers. (c) Seller has made available to Buyer true and complete copies of all underwriting manuals (including each amendment thereto) utilized by any Subsidiary of the Company with respect to the business of such Subsidiary since January 1, 2016. The underwriting standards and ratings applied by each such Subsidiary since such date with respect to the Insurance Contracts issued by such Subsidiary have conformed in all material respects to those contained in the applicable underwriting policies as in effect at the time such Insurance Contracts were underwritten. (d) Seller has provided Buyer information relating to the Insurance Subsidiaries’ setting of any Non-Guaranteed Elements as in effect as of the date hereof and copies of the following information and analyses related to the Insurance Contracts as of the date such information and analyses were prepared: (i) current and projected cost of insurance charges and charges for mortality and administration of the Insurance Contracts; (ii) current and projected credited interest rates; and (iii) minutes of meetings of the Board of Directors of each Insurance Subsidiary (and any committee thereof) held since January 1, 2016 as the same pertained to crediting rates, cost of insurance rates or other Non-Guaranteed Elements specifically on or in respect of the Insurance Contracts, including therewith supporting materials or actuarial analyses provided thereto in connection with its assessment of such proposed changes. Since January 1, 2016, except (i) as set forth in Section 3.10(d) of the Seller Disclosure Schedule, or (ii) with respect to crediting rates applicable to the Insurance Contracts, neither Insurance Subsidiary has changed the “cost of insurance” or similar charges or other Non-Guaranteed Elements on or in respect of the Insurance Contracts and, as of the date hereof, has no agreements or commitments, written or otherwise, regarding credited interest rates to be paid with respect to any of the Insurance Contracts. (e) Neither Insurance Subsidiary is “commercially domiciled” in any jurisdiction. Neither Insurance Company (i) has issued or reinsured any Insurance Contract the policy value of - 32 -

which varies with the investment performance of a separate account or sub account thereof, or (ii) owns or maintains any separate account applicable to the Insurance Contracts. (f) The Seller has made available to Buyer a true and complete copy of all actuarial reports and opinions prepared by actuaries, independent or otherwise, with respect to the Company or its Subsidiaries, since January 1, 2016, set forth in Section 3.10(f) of the Seller Disclosure Schedule, and the material attachments, addenda, supplements and modifications thereto set forth in Section 3.10(f) of the Seller Disclosure Schedule (collectively, the “Company Actuarial Analyses”). Solely with respect to the Company Actuarial Analyses, to the Knowledge of the Seller Parties, (i) each such Company Actuarial Analysis was based upon, in all material respects, an accurate inventory of Insurance Contracts in force at the relevant time of preparation and (ii) was prepared in conformity in all material respects with appropriate standards and procedures as prepared from time to time by the Actuarial Standards Board in effect at such time, consistently applied (except as may be noted therein). 3.11 Producers; Sale Practices. (a) Section 3.11(a) of the Seller Disclosure Schedule sets forth a true and correct list of (i) current Independent Producers of the Company or any of its Subsidiaries and the gross premium volume produced by the business of the Company and its Subsidiaries in respect of each such Independent Producer for the twelve (12) months ended December 31, 2017, and (ii) each Independent Producer of the Company or any of its Subsidiaries (other than current Independent Producers) that is entitled to receive commissions from the Company or any of its Subsidiaries. (b) To the Knowledge of the Seller Parties, each Independent Producer was duly and appropriately appointed by the applicable Regulated Subsidiary to act as a producer for such Regulated Subsidiary at the time such Independent Producer negotiated, placed, marketed, wrote, sold, produced or solicited any of the currently in-force insurance policies of such Regulated Subsidiary for which it was the producer to the extent required by applicable Law. To the Knowledge of the Seller Parties, each Independent Producer at such time was duly licensed as required by applicable Insurance Law (for the type of business written, sold, produced or solicited on behalf of the applicable Regulated Subsidiary), except for such failures to be so licensed which have been cured, which have been resolved or settled through agreements with applicable Governmental Authorities, which are barred by an applicable statute of limitations or which would not be material to the Company and its Subsidiaries, taken as a whole. (c) Since January 1, 2016, none of the Company or any of its Regulated Subsidiaries has received any written notice from any Governmental Authority that an Independent Producer is in material violation of any applicable Law applicable to the writing, sale, production or solicitation of insurance policies for the Regulated Subsidiaries. (d) Seller has made available to Buyer (i) the standard forms of agreements used in connection with the business of any Regulated Subsidiary for Independent Producers since January 1, 2013, and (ii) true, accurate and complete copies of any agreements in force on the date hereof between the Company or any of its Subsidiaries and any Independent Producer that is substantially different from both such standard forms of agreements and other standard forms of agreements used by the Company or any of its Subsidiaries prior to January 1, 2013. Except as set forth in - 33 -

Section 3.11(d) of the Seller Disclosure Schedule or in such standard forms, neither the Company nor any of its Affiliates has any compensation plans or programs for the payment of compensation to Independent Producers other than commissions based on gross premium volume produced and volume-based bonus arrangements. To the Knowledge of the Seller Parties, no Independent Producer has materially breached the terms of any agency or broker contract with or for the benefit of any Regulated Subsidiary. 3.12 Existing Reinsurance Contracts. (a) Section 3.12(a) of the Seller Disclosure Schedule lists each reinsurance agreement to which any Insurance Subsidiary is a party and under which such Insurance Subsidiary has ceded or retroceded any risks in respect of the business of the Company and its Subsidiaries and with respect to which such Insurance Subsidiary has any outstanding ceded reserves, as well as each material marketing agreement, administrative services agreement and any other agreement that is related to each such reinsurance agreement (the “Ceded Reinsurance Contracts”). The applicable Insurance Subsidiary is entitled to take full credit in its Statutory Statements pursuant to applicable Law for all the Ceded Reinsurance Contracts. Except as set forth on Section 3.12(a) of the Seller Disclosure Schedules, since January 1, 2016, no Insurance Subsidiary has received a written denial of any material claim from the reinsurer under any of the Ceded Reinsurance Contracts. (b) Section 3.12(b) of the Seller Disclosure Schedule lists each reinsurance agreement to which an Insurance Subsidiary is a party and under which such Insurance Subsidiary has assumed any risks in respect of the business of the Insurance Subsidiary and with respect to which such Insurance Subsidiary has any outstanding assumed reserves (the “Assumed Reinsurance Contracts” and, together with the Ceded Reinsurance Contracts, the “Reinsurance Contracts”). The applicable Insurance Subsidiary has received all necessary approvals (or non-disapprovals) from applicable Governmental Authorities for each Assumed Reinsurance Contract and the transactions contemplated thereby. (c) True and complete copies of all Reinsurance Contracts, including all amendments thereto, have been made available to Buyer by Seller. Each of the Reinsurance Contracts constitutes a valid and binding obligation of the applicable Insurance Subsidiary and, to the Knowledge of the Seller Parties, each other party thereto, enforceable against the applicable Insurance Subsidiary and, to the Knowledge of the Seller Parties, each other party thereto in accordance with its terms, subject to the Enforceability Exceptions. No Insurance Subsidiary has given notice, or received notice from a counterparty under any such contract, of termination, recapture, rescission, acceleration or breach (provisional or otherwise) in respect of any Reinsurance Contract. There exists no material breach or event of default with respect to any Reinsurance Contract on the part of any Insurance Subsidiary or, to the Knowledge of the Seller Parties, any other party thereto. No Reinsurance Contract contains any provision providing that the reinsurer may terminate, recapture, rescind, accelerate or declare the ceding company in breach under such agreement by reason of the transactions contemplated by this Agreement or the other Transaction Documents. (d) Since January 1, 2016, there has not been any dispute with respect to any material amounts recoverable or payable by the Company or any of its Affiliates pursuant to any - 34 -

Reinsurance Contract. All amounts owed (that are not being disputed in good faith) under any Reinsurance Contracts have been paid in accordance with their terms in all material respects. 3.13 No Undisclosed Liabilities. Except for the liabilities: (i) set forth on, reflected in or reserved against on the Most Recent Quarterly Statements or the Most Recent Statutory Statements; (ii) set forth in Section 3.13 of the Seller Disclosure Schedule; or (iii) incurred in the ordinary course of business consistent with past practice since September 30, 2018 and which does not exceed $75,000, neither the Company nor any of its Subsidiaries (other than Insurance Subsidiaries) is subject to any liability of a type that would be required to be reflected on the Consolidated Statements in accordance with GAAP, consistently applied, and neither Insurance Subsidiary is subject to any liability of a type that would be required to be reflected on the Statutory Statements in accordance with SAP applicable to it, consistently applied. 3.14 Absence of Certain Changes or Events. Except as set forth in Section 3.14 of the Seller Disclosure Schedule, since June 30, 2018 to the date hereof, the Company and its Subsidiaries have conducted their business in the ordinary course of business consistent with past practice, and there has not been any fact, circumstance, condition, event, or change that constitutes, or will constitute, individually or in the aggregate, a Company Material Adverse Effect. Without limiting the generality of the foregoing, from June 30, 2018 to the date hereof, neither the Company nor any Subsidiary of the Company has, except as set forth in Section 3.14 of the Seller Disclosure Schedule, taken any action or failed to take any action that would have resulted in a breach of Section 5.1(a), (b), (d), (e), (g), (h), (i), (o), (p), (u), (v), or, as it relates to such subsections, (x). 3.15 Absence of Litigation, Claims and Orders. Except as set forth in Section 3.15 of the Seller Disclosure Schedule (i) there are no Proceedings pending or, to the Knowledge of the Seller Parties, threatened against the Company or any of its Subsidiaries, and (ii) there are no Orders outstanding to which the Company or any of its Subsidiaries or any of its or their respective properties, rights or assets is subject. Seller has delivered or made available to Buyer copies of all pleadings related to each Proceeding and Order listed in Section 3.15 of the Seller Disclosure Schedule. 3.16 Employee Benefit Plans. (a) Section 3.16(a) of the Seller Disclosure Schedule sets forth a complete list of each Employee Plan. Each Employee Plan is sponsored by NTALife Management, Inc. (b) Each Employee Plan has been established, operated and administered in material compliance with its terms, ERISA, the Code and other applicable Law, and the Company and its Subsidiaries and their ERISA Affiliates have satisfied in all material respects all of their obligations with respect to each Employee Plan in accordance with its terms, ERISA, the Code and other applicable Law. Each Employee Plan that is a “nonqualified deferred compensation plan” (as defined under Section 409A of the Code) has been maintained and operated in material compliance with Section 409A of the Code. The Company and its Subsidiaries have complied in all material respects with all applicable disclosure, reporting and other requirements under applicable Law applicable to any Employee Plan. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Seller Parties, any other “disqualified person” or “party in interest” (as defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively) with respect to - 35 -

an Employee Plan has engaged in a prohibited transaction that would subject the Company or its Subsidiaries to a Tax or penalty imposed under Section 4975 of the Code or Sections 409, 502(i), (j) or (l) of ERISA. None of the Company, any of its Subsidiaries or any of their ERISA Affiliates has maintained, contributed to (or been required to contribute to) or otherwise incurred any liability with respect to any Employee Plan under (i) Title IV of ERISA, (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA), (iii) a “multiple employer plan” (within the meaning of Section 413 of the Code), or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). (c) Except as set forth in Section 3.16(c) of the Seller Disclosure Schedule, neither the Company nor any of its Subsidiaries has any obligation to provide health benefits to any Employee following termination of employment, except continuation coverage required under Section 4980B of the Code (or equivalent state Law) with the full cost of such coverage to be borne by the qualified beneficiary (as defined in Section 4980B of the Code). (d) The Seller has made available to Buyer true and complete copies of the following documents relating to the Employee Plans: (i) all current Employee Plan documents, including any documents related to any funding medium; (ii) the three most recently filed Forms 5500 (with attachments) for each Employee Plan for which a Form 5500 is required to be filed; (iii) for each Employee Plan intended to be Tax-qualified, the most recent IRS determination, advisory or opinion letter with respect to such Employee Plan under Section 401(a) of the Code; (iv) the current summary plan description and all summaries of material modifications thereto for each Employee Plan for which a summary plan description or summary of material modifications is required; (v) any contract with an Employee Plan’s record keepers, custodians, brokers, investment managers, advisors or other third parties; and (vi) all material written correspondence with a Governmental Authority relating thereto. (e) To the Knowledge of Seller Parties, full payment has been timely made, or otherwise properly accrued on the Books and Records of the Company and its Subsidiaries, of all amounts that the Company and its Subsidiaries are required under the terms of an Employee Plan to have paid as contributions to such Employee Plan on or prior to the date hereof (excluding any amounts not yet due) and the contribution requirements, on a prorated basis, for the current year have been made or otherwise properly accrued on the Financial Statements through the Closing Date. (f) Other than routine claims for benefits in the ordinary course of business, no Proceeding is pending or, to the Knowledge of Seller Parties, threatened with respect to any Employee Plan. No Employee Plan is the subject of a voluntary correction, amnesty, or compliance filing with a Governmental Authority. (g) Except as set forth on Section 3.16(g) of the Seller Disclosure Schedule, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will (individually or together with the occurrence of any other event): (i) entitle any current or former Employee, officer, director, leased employee or independent contractor of either the Company or any of its Subsidiaries to severance, change-in-control or retention pay or any other payment, (ii) accelerate the time of payment, vesting or funding, or increase the amount or value of any compensation due to such person, (iii) result in “excess parachute payments” within the meaning - 36 -

of Section 280G(b) of the Code, or (iv) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code. 3.17 Labor Matters. (a) Section 3.17(a) of the Seller Disclosure Schedule contains a true, complete and correct list of each Employee as of the date hereof, including each such Employee’s employer, name, hire date and job title, current annual salary or hourly rate of pay (whichever is applicable), along with such Employee’s 2017 bonus, estimated 2018 bonus and total commissions, part-time, full-time or temporary status, accrued unused vacation benefits, leave of absence status (including FMLA and disability), and service credited for purposes of vesting and eligibility to participate under the Employee Plans. Section 3.17(a) of the Disclosure Schedule identifies any Employee who is not performing substantial services relating to the principal business operations of the Company or the Subsidiaries. Except as listed on Section 3.17(a) of the Seller Disclosure Schedule, each Employee may be terminated at will by his or her employer without penalty or any continuing obligations, except for any accrued benefits under the Employee Plan or any statutory obligations to former employees. (b) Neither the Company nor any of the Subsidiaries of the Company is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization. Neither the Company nor any of the Subsidiaries of the Company is or has been during the past three (3) years subject to a strike, work stoppage or material labor dispute. No labor organization or group of current Employees has made a pending demand for recognition or certification. To the Knowledge of the Seller Parties, no organizational efforts with respect to the formation of a collective bargaining unit are being or have been made or threatened involving Employees. (c) The Company and each of its Subsidiaries is and has been in material compliance with all applicable Law pertaining to employment and employment practices, including those relating to labor relations. There are no pending or, to the Knowledge of the Seller Parties, threatened charges or complaints against the Company or any Subsidiary of the Company before any Governmental Authority regarding employment discrimination, safety or other employment- related charges or complaints, wage and hour claims, unemployment compensation claims, workers’ compensation claims or any other claims arising from or relating to the employment of any of the Employees or relationship of the Company or its Subsidiaries with any independent contractor. (d) Each of the Company and its Subsidiaries is in compliance with its obligations pursuant to the Worker Adjustment Retraining and Notification Act, 29 U.S.C. § 2101 et seq. (as amended from time to time, “WARN” and, collectively with any similar state or local law, the “WARN Acts”) and in all material respects with all other notification obligations arising under any statute or otherwise, in each case to the extent affecting, in whole or in part, any site of employment, facility, operating unit or Employee. Neither the Company nor any of its Subsidiaries has engaged in any transaction or engaged in layoffs, terminations or relocations sufficient in number to trigger any WARN Act obligation. No former Employee has suffered an “employment loss” (as defined in WARN) in the ninety (90) days prior to the date hereof. - 37 -

3.18 Real Property. (a) Section 3.18(a) of the Seller Disclosure Schedule sets forth a (i) correct street address of each parcel of real property in which the Company or any Subsidiary of the Company holds an ownership interest, other than any real estate interests associated with Investment Assets owned by the Company or its Subsidiaries (the “Owned Real Property”), and (ii) list of all real property leases to which the Company or any Subsidiary of Company is a party (whether as a (sub)lessor, (sub)lessee, guarantor or otherwise) (the “Company Real Property Leases”; with all real property in which the Company or any of its Subsidiaries hold a leasehold interest, whether as lessee or sublessee, being the “Leased Real Property”; and the Leased Real Property and Owned Real Property, collectively, being the “Real Property”) and the street address with respect to the Company Real Property Leases. Except for the Owned Real Property and the Company Real Property Leases identified in Section 3.18(a) of the Seller Disclosure Schedule and any real estate interests associated with Investment Assets owned by the Company or its Subsidiaries, neither the Company nor any Subsidiary of the Company owns any interest (fee, leasehold or otherwise) in any real property and neither the Company nor any Subsidiary of the Company has entered into any leases, arrangements, licenses or other agreements relating to the use, occupancy, sale, option, disposition or alienation of all or any portion of the Owned Real Property. Except as set forth in Section 3.18(a) of the Seller Disclosure Schedule, the Company and its Subsidiaries are in possession of the Real Property and are entitled to use such Real Property for its intended use. (b) Except as set forth in Section 3.18(b) of the Seller Disclosure Schedule, the Company and its Subsidiaries have good fee simple title to the Owned Real Property, and a valid leasehold interest in the Leased Real Property, free and clear of any Liens other than Permitted Liens. (c) Each Company Real Property Lease is in full force and effect and enforceable by the Company or one of its Subsidiaries, as applicable, in accordance with its terms, subject to the Enforceability Exceptions. Since January 1, 2016, neither the Company nor any of its Subsidiaries has received any written notice of default with respect to any Company Real Property Lease, and since January 1, 2016, no event has occurred and no condition exists that, with notice or lapse of time or both, would constitute a default by the Company or its Subsidiaries or, to the Knowledge of the Seller Parties, any other party thereto, under any of the Company Real Property Leases. Except as set forth in Section 3.18(c) of the Seller Disclosure Schedule, neither the Company nor any of its Subsidiaries has assigned or placed any Lien upon any Real Property. (d) Seller or a Subsidiary of Seller (other than the Company or any of its Subsidiaries) owns all right, title and interest in and to the Keller Springs Property, subject to no mortgage other than the EE Realty Loan. Seller has delivered or made available to Buyer true, complete and correct copies of the deeds and other instruments (as recorded) by which Seller or such Subsidiary of Seller acquired the Keller Springs Property, and copies of all title insurance policies, opinions, abstracts, surveys, site and building plans, environmental, property condition and engineering reports in the possession of Seller or any Subsidiary of Seller and relating to the Keller Springs Property. - 38 -

3.19 Taxes. (a) Seller, the Company and its Subsidiaries have timely filed (after giving effect to applicable extensions) with the appropriate Governmental Authority all material Tax Returns required to be filed by or with respect to the Company or its Subsidiaries, and all such Tax Returns are true, correct and complete in all material respects. Seller, the Company or its Subsidiaries have timely paid or caused to be paid all Taxes shown as due and owing on any such Tax Returns and all other Taxes due and owing by the Company or any Subsidiary or by Seller with respect to the Company and its Subsidiaries. (b) Seller, the Company and its Subsidiaries have complied in all material respects with their obligations under applicable Law to withhold Taxes from payments to Employees, agents, independent contractors, lenders and members, and all such Taxes have been timely paid to the relevant Governmental Authority or properly set aside in accounts for such purpose. Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting under Section 481 of the Code (or any corresponding provision or state, local or non-U.S. Law) elected, requested, made or imposed prior to the Closing, (ii) installment sale or open transaction made on or prior to the Closing Date, (iii) election under Section 108(i) of the Code (or similar provision of state, local or non-U.S. Law), (iv) change in the basis for determining any item referred to in Section 807(c) of the Code (within the meaning of Section 807(f) of the Code) with respect to any taxable period (or portion thereof) ending on or prior to the Closing Date, or (v) intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding provision of Law). (c) There are no Liens for Taxes upon any assets of the Company or any of its Subsidiaries, other than Permitted Liens. (d) No audits or other administrative or judicial actions are in progress or, to the Knowledge of the Seller Parties, threatened in writing with regard to any material Taxes for which the Company or any of its Subsidiaries is or may become liable. (e) Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Section 1.6011-4(b)(2) of the Treasury Regulations. (f) Neither the Company nor any of its Subsidiaries has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group consisting of NTAL and NTANY and another group the common parent of which was the Seller) or has any liability for the Taxes of any Person (other than the Seller, the Company or any of the Company’s Subsidiaries) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local, or non-U.S. Law), or as a transferee or successor. Except as set forth on Section 3.19(f) of the Sellers Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to, bound by or has any obligation under any Tax allocation, Tax sharing, Tax indemnity or similar agreement, arrangement or understanding (“Tax Agreement”) which will be effective following the Closing Date. - 39 -

(g) Neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed to another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code. (h) Neither the Company nor any of its Subsidiaries has granted any written waiver of any statute of limitations relating to Taxes that remains in effect, and no power of attorney granted by the Company prior to the Closing with respect to any such Taxes will be in effect following the Closing. No Person has received or applied for a Tax ruling or entered into a closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) that would be binding upon the Company or any of its Subsidiaries after the Closing Date. (i) Neither the Company nor any of its Subsidiaries has received from any taxing authority any written notice of proposed adjustment, deficiency, underpayment of Taxes or any other such written notice which has not been satisfied by payment or been withdrawn. (j) The Company and its Subsidiaries have properly accrued or reserved for the ACA Taxes for which they are responsible for payment either directly to a Governmental Authority or to a third party under their contractual relationship as a liability on the relevant Financial Statements in accordance with SAP applicable to the Insurance Subsidiaries, consistently applied. (k) The Tax treatment of each Insurance Contract under applicable Law is not, and, since the time of issuance (or subsequent modification) has not been, less favorable to the purchaser, policyholder or intended beneficiaries thereof than the Tax treatment (i) that was purported to apply in any written materials provided by the Company or any of its Subsidiaries to the purchaser (or policyholder) at the time of issuance (or any subsequent modification of such Insurance Contract), or (ii) for which such Insurance Contract was designed to qualify at the time of issuance (or subsequent modification). For purposes of this Section 3.19(k), the provisions of applicable Law relating to the Tax treatment of the Insurance Contracts include, but are not limited to, Sections 72, 79, 101, 401-409A, 412, 415, 417, 419, 419A, 430-436, 457, 501, 505, 817, 1035, 1275, 7702, 7702A and 7702B of the Code. Neither the Company nor any of its Subsidiaries has entered into any agreement or is involved in any discussions or negotiations with the Internal Revenue Service or any other Tax Authority, or otherwise has requested relief, regarding the Tax treatment of the Insurance Contracts under applicable Law, including any failure of any Insurance Contract to meet the requirements of Sections 72, 79, 101, 401-409A, 412, 415, 417, 419, 419A, 430-436, 457, 501, 505, 817, 1035, 1275, 7702, 7702A and 7702B of the Code. Neither the Company nor any of its Subsidiaries is a party to or has received notice of any federal, state, local or foreign audits or other administrative or judicial Proceedings with regard to the Tax treatment of any Insurance Contract, or of any claims by the purchasers, policyholders or intended beneficiaries of the Insurance Contracts regarding the Tax treatment of (i) the Insurance Contracts or (ii) any plan or arrangement in connection with which such Insurance Contracts were purchased or have been administered. Neither the Company nor any of its Subsidiaries is a party to any “hold harmless” indemnification agreement, Tax Agreement or similar agreement under which the Company or any of its Subsidiaries is liable for the Tax treatment of (i) the Insurance Contracts or (ii) any plan or arrangement in connection with which such Insurance Contracts were purchased or have been administered. - 40 -

(l) (i) All life Insurance Contracts that are subject neither to Section 101(f) nor to Section 7702 of the Code qualify as life insurance contracts for purposes of the Code, (ii) all life Insurance Contracts that are subject to Section 101(f) of the Code satisfy the requirements of that section and otherwise qualify as life insurance contracts for purposes of the Code, and (iii) all life Insurance Contracts that are subject to Section 7702 of the Code satisfy the requirements of Section 7702(a) of the Code and otherwise qualify as life insurance contracts for purposes of the Code. None of the life Insurance Contracts is a “modified endowment contract” within the meaning of Section 7702A of the Code, except for any life Insurance Contract that is being administered as a “modified endowment contract” and with respect to which the policyholder consented in writing to the treatment of such contract as a “modified endowment contract” and has not acted to revoke such consent. The Company and its Subsidiaries have complied with all Tax reporting, withholding, and disclosure requirements applicable to the Insurance Contracts and, in particular, but without limitation, has reported distributions under the Insurance Contracts in compliance in all respects with all applicable requirements of the Code, Treasury Regulations, and forms issued by the Internal Revenue Service. The Company and its Subsidiaries have maintained the information necessary to determine the Insurance Contracts’ qualification for any applicable Tax treatment under the Code, to monitor the Insurance Contracts for treatment as “modified endowment contracts” (if applicable), and to facilitate compliance with the Tax reporting, withholding, and disclosure requirements applicable to the Insurance Contracts in the manner required by the Internal Revenue Service. (m) Each Insurance Contract that is subject to Section 817 of the Code complies with, and, at all times since issuance, has complied with, the diversification requirements applicable thereto in all material respects, and the applicable Insurance Subsidiary is treated for federal Tax purposes as the owner of the assets underlying such Insurance Contract. (n) Seller directly owns one hundred percent (100%) of the equity interests of the Company. The Company directly owns in excess of ninety percent (90%) of the total voting power and value of the stock of EEI and one hundred percent (100%) of the stock of each Subsidiary of the Company other than EEI and the Insurance Subsidiaries. EEI directly or indirectly owns one hundred percent (100%) of the stock of NTAL and NTANY. (o) The Company is a disregarded entity under Section 301.7701-3 of the Treasury Regulations. (p) In connection with the restructuring of Seller and its Subsidiaries that occurred at the end of 2015, Seller did not file Form 1122 with regard to making a consolidated return election to allow it and its subsidiaries to file a consolidated return for U.S. federal income tax purposes. However, Seller represents that, if it was required to file Form 1122 in order to allow Seller to file such consolidated returns, it (i) qualifies for automatic relief under Rev. Proc. 2014- 24 and (ii) has documented in its files the conditions described in sections 3.02, 3.03, 3.04, and 3.05 of Revenue Procedure 2014-24, so that, pursuant to Treasury Regulations Section 1.1502- 75(b) and Revenue Procedure 2014-24, the Seller affiliated group is treated as if it properly filed Internal Revenue Service Forms 1122 and thus the members of the Seller affiliated group were allowed to join in the making of a consolidated return for 2015 and subsequent taxable years. - 41 -

3.20 Intellectual Property and Technology. (a) The Company and its Subsidiaries own or have the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of their business as presently conducted (the “Company Intellectual Property Rights”). Section 3.20(a) of the Seller Disclosure Schedule sets forth, as of the date hereof, all registered trademarks, service marks and trade dress and all applications for trademarks, service marks and trade dress; all registered copyrights and all applications for copyrights; all patents and patent applications; and all Internet domain names owned by the Company or its Subsidiaries (the “Scheduled Company Intellectual Property”). With respect to each item of the Company Intellectual Property Rights, except as set forth in Section 3.20(a) of the Seller Disclosure Schedule: (i) the Company or a Subsidiary of the Company possesses all right, title, and interest in and to the item, free and clear of any Lien, license, royalty or other restriction other than those licenses, royalties or other restrictions provided for in any applicable instrument granting such item to the Company or its Subsidiaries; and (ii) none of the Company’s or any Company Subsidiary’s rights will be terminated or impaired, or become terminable, in whole or in part, as a result of the transactions contemplated hereby. With respect to each item of the Scheduled Company Intellectual Property, except as set forth in Section 3.20(a) of the Seller Disclosure Schedule, to the Knowledge of the Seller Parties, the Company’s and its Subsidiaries’ rights are valid and enforceable, and all filings required to maintain the validity thereof have been made. (b) Except as set forth in Section 3.20(b) of the Seller Disclosure Schedule and since January 1, 2016, none of Seller, the Company or any Subsidiary of the Company has received any written notice that the Company’s or any of its Subsidiaries’ use of the Company Intellectual Property Rights has infringed, misappropriated, diluted or otherwise violated any Intellectual Property rights owned by third parties. To the Knowledge of the Seller Parties, the operation by the Company and its Subsidiaries of their business does not and has not infringed, misappropriated, diluted or otherwise violated the Intellectual Property rights owned by any third party. Except as set forth in Section 3.20(b) of the Seller Disclosure Schedule and since January 1, 2016, neither the Company nor any of its Subsidiaries has made any claim against any third party alleging infringement, misappropriation, dilution or other violation of any Company Intellectual Property Rights. (c) All Employees and consultants who contributed to the discovery or development of any Company Intellectual Property Rights did so either (i) within the scope of his or her employment or (ii) pursuant to written agreements assigning all Intellectual Property arising therefrom to the Company or a Subsidiary of the Company. (d) Except as set forth in Section 3.20(d) of the Seller Disclosure Schedule, the use and dissemination by the Company and its Subsidiaries of Personal Information of consumers of its services or users of any websites operated by the Company or its Subsidiaries are in compliance, in all material respects, with all applicable privacy policies and terms of use and applicable Law. The Company and its Subsidiaries use commercially reasonable measures to protect the Personal Information that is collected and maintained by them and to require that any third party providing services to the Company or any of its Subsidiaries has established reasonable safeguards with respect to Personal Information collected by such party. Since January 1, 2016, except as set forth in Section 3.20(d) of the Seller Disclosure Schedule, to the Knowledge of the Seller Parties, there - 42 -

has been no breach in the safeguards for such consumer information. The Company and its Subsidiaries use commercially reasonable measures to protect the confidentiality of the Company Intellectual Property Rights. Since January 1, 2016, to the Knowledge of the Seller Parties, except as set forth in Section 3.20(d) of the Seller Disclosure Schedule, there has been no breach in the safeguards for such confidential Company Intellectual Property Rights. (e) Section 3.20(e) of the Seller Disclosure Schedule lists all material Computer Programs owned or used by the Company or any of its Subsidiaries; provided, that “material” Computer Programs excludes all shrink-wrap and off-the-shelf Computer Programs. (f) The IT Systems (i) operate as necessary for the conduct of the business of the Company and its Subsidiaries in all material respects, and (ii) to the Knowledge of the Seller Parties, do not contain any “malware” or critical vulnerabilities that would reasonably be expected to interfere with the ability of Buyer to conduct the business of the Company and its Subsidiaries as currently conducted. Since January 1, 2016, to the Knowledge of the Seller Parties, there have been no material adverse events affecting the IT Systems that have caused a material impact on the Company’s and any of its Subsidiaries’ operation of their respective businesses. The Company and its Subsidiaries have implemented, maintain, and comply with commercially reasonable business continuity and backup and disaster recovery plans and procedures with respect to the IT Systems. Since January 1, 2016, there has been no failure, unauthorized access or use, or other adverse event affecting any of the IT Systems that has caused or will likely cause any material disruption to the conduct of the business of the Company or any of its Subsidiaries. 3.21 Insurance. Seller has made available to Buyer a true and complete list of all insurance policies covering the assets, business, equipment, properties, operations, Employees, consultants, directors, officers and managers of the Company and its Subsidiaries. There is no claim by the Company or any of its Subsidiaries currently pending under any of such policies as to which coverage has been questioned, denied or disputed by the insurers of such policies. All premiums payable under all such policies have been timely paid, and the Company and its Subsidiaries are otherwise in compliance with the terms of such policies in all material respects. To the Knowledge of the Seller Parties, since the time any such policies were last issued or renewed, there has not been any threatened termination of, material premium increase with respect to, or alteration of coverage under, any such policies. 3.22 Environmental Matters. (a) Except as set forth in Section 3.22(a) of the Seller Disclosure Schedule, (i) none of the Company or any of its Subsidiaries is in violation in any material respect of any Environmental Laws or has violated in any material respect in the past any Environmental Laws; (ii) the Company and its Subsidiaries have obtained and are in compliance in all material respects with all required Environmental Permits and have been in the past in compliance in all material respects with such Permits; and (iii) there are no actions, Orders, written claims or written notices pending or issued to or, to the Knowledge of the Seller Parties, threatened against the Company or any of its Subsidiaries alleging violations of or liability under any Environmental Laws or otherwise concerning the Release or management of Hazardous Substances. - 43 -

(b) To the Knowledge of the Seller Parties, there are no actions, activities, circumstances, facts, conditions, events or incidents, including the presence of any Hazardous Substances, that would be reasonably likely to form the basis of an obligation pursuant to applicable Environmental Laws against the Company or any of its Subsidiaries or, to the Knowledge of the Seller Parties, against any Person whose liability for such obligation the Company or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of applicable Law. (c) For purposes of this Agreement: (i) “Environmental Laws” means any Laws (including common law) of the United States federal, state, local, non-United States, or any other Governmental Authority, relating to (A) Releases or threatened Releases of Hazardous Substances or materials containing Hazardous Substances; (B) the manufacture, handling, transport, use, treatment, storage, emission, discharge, or disposal of Hazardous Substances or materials containing Hazardous Substances; or (C) pollution or protection of the environment or of human health and safety as such is affected by Hazardous Substances or materials containing Hazardous Substances. (ii) “Environmental Permits” means any Permit, consent, license, registration, approval, notification or any other authorization pursuant to Environmental Laws. (iii) “Hazardous Substances” means (A) those substances, materials or wastes defined as toxic, hazardous, acutely hazardous, pollutants or contaminants in, or regulated under, the following United States federal statutes and any analogous foreign or state statutes, and all Regulations thereunder: the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act; (B) petroleum and petroleum products, including crude oil and any fractions thereof; (C) natural gas, synthetic gas, and any mixtures thereof; and (D) polychlorinated biphenyls, asbestos, molds that would reasonably be expected to have an adverse effect on human health and urea formaldehyde foam insulation. (iv) “Release” means any release, spilling, leaking, pumping, pouring, discharging, emitting, emptying, escaping, leaching, injecting, dumping, disposing or migrating into or through the indoor or outdoor environment. 3.23 Affiliated Transactions. (a) Section 3.23(a) of the Seller Disclosure Schedule sets forth a complete and correct list of all agreements, contracts, commitments, arrangements or transactions (but excluding any Employee Plan) between Seller or any director, officer, manager, or Affiliate of Seller (other than the Company or its Subsidiaries) or any Minority Shareholder, on one hand, and the Company or any of its Subsidiaries, on the other hand (“Intercompany Agreements”). The Company and its Subsidiaries have complied in all material respects with all applicable disclosure, reporting or other - 44 -

requirements, including any such requirements under applicable Law, applying to the Intercompany Agreements. (b) The Company or a Subsidiary of the Company has acknowledged certain pledges of future commissions granted by various Independent Producers to an Affiliate of Seller (other than the Company and its Subsidiaries) as collateral for funds advanced by the pledgee to such Independent Producer. Section 3.23(b) of the Seller Disclosure Schedule sets forth a complete and correct list of such pledges, including the Independent Producer pledging such commissions and the Affiliate of Seller advancing such funds. For the avoidance of doubt, “Intercompany Agreements” is not intended to encompass the acknowledgment of such pledges. (c) Section 3.23(c) of the Seller Disclosure Schedule sets forth a complete and correct list of all agreements, contracts, commitments, arrangements or transactions (but excluding any Employee Plan) between the Company or any Subsidiary of the Company, on one hand, and any other Subsidiary of the Company, on the other hand. Any such agreement, contract, commitment, arrangement or transaction involving any Insurance Subsidiary is on arms’-length terms and has been approved by the applicable Insurance Regulator. 3.24 Assets. (a) Except as set forth on Section 3.24(a) of the Seller Disclosure Schedule, the Company and each of its Subsidiaries has valid title to, or a valid leasehold interest in or other valid and enforceable rights to use, all assets, rights, properties and services necessary to operate the businesses of the Company and each of its Subsidiaries as currently operated consistent with past practices, free and clear of all Liens, other than Permitted Liens. Except for property and assets disposed of in the ordinary course consistent with past practice and in compliance with Section 5.1, the Company and its Subsidiaries will as of the Closing own or have the right to use all of the assets necessary for the conduct of their business as currently conducted. (b) Except as set forth on Section 3.24(b) of the Seller Disclosure Schedule and subject to receipt of the governmental approvals contemplated under Section 3.6(b) (including the Required Governmental Authorizations) and Section 4.3, the assets, rights, properties and services transferred to Buyer and its Affiliates pursuant to this Agreement and the other Transaction Documents will, as of the Closing, comprise assets, rights, properties and services that are sufficient to permit Buyer to operate the business of the Company and its Subsidiaries immediately following the Closing Date in substantially the same manner as such business is being operated as of the date hereof. 3.25 Investment Assets. (a) Section 3.25(a)(i) of the Seller Disclosure Schedule sets forth a true, complete and correct list of all Investment Assets held by the Company and its Subsidiaries as of September 30, 2018 and as of the close of business on the Business Day immediately preceding the date hereof, with information included therein as to the Book Value and fair market value of such Investment Assets as of each such date. Except as set forth in Section 3.25(a)(ii) of the Seller Disclosure Schedule, the Company or its applicable Subsidiary has valid title to all such Investment Assets held by it, free and clear of all Liens, other than Permitted Liens. - 45 -

(b) Section 3.25(b) of the Seller Disclosure Schedule sets forth a true, complete and correct copy of the investment guidelines of the Company as in effect on the date hereof (the “Investment Guidelines”). All Investment Assets of the Insurance Subsidiaries comply in all material respects with the Investment Guidelines and with applicable Law governing admittance of assets for such Insurance Subsidiary. The Company and its Subsidiaries have not taken, or omitted to take, any action which would cause any Investment Asset held thereby to be subject to any valid offset, defense or counterclaim against the right of the Company or such Subsidiary to enforce the terms of such assets. To the Knowledge of the Seller Parties, except as set forth on Section 3.25(b) of the Seller Disclosure Schedule, as of the date hereof, no such Investment Asset is in arrears or default in the payment of principal or interest or dividends or has been otherwise been impaired, other than temporarily impaired, in accordance with the Specified Accounting Principles. (c) Seller has provided to Buyer (i) a written statement of the derivatives policies for the Company and each Subsidiary of the Company, as applicable, including any derivative use plan or hedging guideline, in effect as of the date hereof, which policies are in compliance with applicable Law in all material respects, and (ii) true and correct copies of the asset/liability matching and impairment policies of the Company and each Subsidiary of the Company, as applicable, as in effect as of the date hereof. 3.26 Policy and Valuation Data. Section 3.26 of the Seller Disclosure Schedule lists the Policy and Valuation Data provided to Buyer by Seller on or before the date of this Agreement. The Policy and Valuation Data was (i) obtained from the Books and Records of the Company and its Subsidiaries, including Books and Records relating to the Insurance Contracts, and generated from the same underlying sources and systems that were utilized by the Insurance Subsidiaries to prepare the Statutory Statements and the Company to prepare the Consolidated Statements, (ii) based upon an inventory of in force Insurance Contracts that were issued by the Insurance Subsidiaries that was complete in all material respects, and (iii) accurate and complete in all material respects on the date provided; provided, that the Seller Parties make no representation or warranty with respect to any projections or forecasts therein other than that the model(s) and assumptions on the basis of which such projections or forecasts were prepared were prepared in good faith, are consistent in all material respects with United States actuarial principles promulgated by the Actuarial Standards Board, and are based upon informed judgment. The Seller Parties further represent that, as of the Closing Date, they are not aware of any omissions, errors, changes or discrepancies in the Policy and Valuation Data which would materially affect the information contained in the Policy and Valuation Data. Seller acknowledges that Buyer has relied on the foregoing representations in entering into this Agreement. For the avoidance of doubt, nothing in this Section 3.26 shall be construed as a warranty by the Seller Parties to Buyer with respect to the future experience of the Insurance Contracts or the associated liabilities. 3.27 Bank Accounts; Power of Attorney. Section 3.27 of the Seller Disclosure Schedules sets forth a list of the bank names, locations and account numbers of all bank and safe deposit box accounts of the Company and each of its Subsidiaries, including any custodial accounts for securities owned by the Company or any of its Subsidiaries, and the names of all persons authorized to draw thereon or to have access thereto. Section 3.27 of the Seller Disclosure Schedule also sets forth the names of all persons, if any, holding powers of attorney from the - 46 -

Company or any Subsidiary of the Company and a summary statement of the terms thereof. A true, accurate and complete copy of each such power of attorney has been made available to Buyer. 3.28 Privacy and Data Security. (i) The Company and its Subsidiaries have in place (A) administrative, technical and physical safeguards designed to protect against the destruction, loss, or alteration of Personal Information, (B) reasonable security measures designed to protect Personal Information, and (C) privacy policies and procedures, all of which safeguards, measures and policies and procedures described in (A) – (C) above meet or exceed the requirements of applicable Law; (ii) the Company and each of its Subsidiaries have complied with applicable Law in all material respects and with all applicable contractual privacy obligations and their respective internal privacy policies and guidelines relating to the collection, storage, use and transfer of Personal Information; (iii) neither the Company nor any of its Subsidiaries is, or, during the preceding three (3) years, has been, under investigation or audit, by any private party or Governmental Authority, arising out of an actual or alleged data privacy or security incident nor, to the Knowledge of the Seller Parties, has any private party or Governmental Authority alleged any breach of contract or non-compliance with Law related to a data privacy or security matter, and (iv) since January 1, 2016, there has been (x) to the Knowledge of the Seller Parties, no unauthorized access, use, disclosure or transfer of any Personal Information in the possession, custody or control of the Company, any of its Subsidiaries, or a contractor or agent acting on behalf of the Company or any of its Subsidiaries, and (y) no claim communicated to the Company or any if its Subsidiaries in writing from any affected individual nor any written request or inspection from any Governmental Authority that will likely give rise or has given rise to any liability under applicable Law in relation to data protection, data security or privacy. 3.29 Brokers. No broker, financial advisor, finder or investment banker or other Person is entitled to any broker’s, financial advisor’s, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, and any such fee, if any, shall be payable by Seller. ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER Buyer hereby represents and warrants to Seller, as of the date hereof and as of the Closing, as follows: 4.1 Organization. Buyer is a corporation duly organized, validly existing and in good standing under the Law of the jurisdiction of its organization and (i) has all the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) is duly qualified to do business and is in good standing in each jurisdiction in which the ownership, operation or leasing of its properties and assets and the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not reasonably be expected to have a Buyer Material Adverse Effect. 4.2 Authority; Enforceability. Buyer has all necessary corporate power and authority to execute and deliver this Agreement, each other Transaction Document to which it is a party and each instrument required to be executed and delivered by it prior to or at the Closing and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby - 47 -

and thereby. The execution and delivery by Buyer of this Agreement, each other Transaction Document to which it is a party and each instrument required hereby to be executed and delivered by Buyer prior to or at the Closing, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Buyer, and no other corporate or similar proceedings on the part of Buyer are necessary to authorize this Agreement, any other Transaction Document to which it is a party or any instrument required to be executed and delivered by it prior to or at the Closing or the consummation of the transactions contemplated hereby or thereby. Each of the Transaction Documents to which Buyer is or will be a party have been or, with respect to the Transaction Documents to be executed and delivered at Closing, will be, duly and validly executed and delivered by Buyer and, assuming the due authorization, execution and delivery hereof by the other parties hereto or thereto, constitute a legal, valid and binding obligation of each of Buyer, enforceable against Buyer in accordance with its terms, subject to the Enforceability Exceptions. 4.3 No Conflict; Required Filings and Consents. The execution and delivery by Buyer of this Agreement, the other Transaction Documents to which it is a party or any instrument required by this Agreement to be executed and delivered by it on or prior to the Closing do not, and the performance of this Agreement, the other Transaction Documents to which it is a party and any instrument required by this Agreement to be executed and delivered by Buyer on or prior to the Closing do not and will not, (i) conflict with or violate the articles of incorporation or bylaws of Buyer, (ii) conflict with or violate in any respect any Law, Permit or Order applicable to Buyer or by which any of its properties, rights or assets is bound or affected, or (iii) with or without notice or the passage of time or both, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise would constitute a default) under or entitle any Person to terminate, accelerate or cause a breach or default of, or result in the creation of any Lien upon any of the properties or assets of Buyer under, or create any right of acceleration, termination, vesting, payment, exercise, suspension, revocation or cancellation of the loss of any right or benefit under any contract, mortgage, lien, lease, agreement, indenture, trust, instrument, order, judgment or decree to which Buyer is a party or which is binding upon Buyer or upon any of the assets of any of the foregoing, except (a) for compliance with the applicable requirements of the HSR Act, (b) filings with Insurance Regulators and other Filings and approvals that, in each case of this clause (b) are listed on Section 4.3 of the Buyer Disclosure Schedule. 4.4 Absence of Litigation, Claims and Orders. There are no claims pending or, to the Knowledge of Buyer, threatened on behalf of or against Buyer that (i) challenges (a) the validity of this Agreement or any other Transaction Document to which it is a party or (b) any action taken or to be taken by it pursuant to this Agreement or any other Transaction Documents to which it is a party or in connection with the transactions contemplated hereby and thereby, or (ii) could have a Buyer Material Adverse Effect. 4.5 Sufficient Funds. As of the Closing Date, Buyer will have immediately available funds sufficient to pay the aggregate Purchase Price and any other payments contemplated in this Agreement and to pay all fees and expenses related to the transactions contemplated by this Agreement. - 48 -

4.6 Brokers. Except for Guggenheim Securities, LLC, no broker, financial advisor, finder or investment banker or other Person is entitled to any broker’s, financial advisor’s, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer. 4.7 Investment Purpose. Buyer is acquiring the Membership Interests and Minority- Owned Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Membership Interests and Minority-Owned Shares are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Membership Interests and Minority-Owned Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. ARTICLE V. PRE-CLOSING COVENANTS 5.1 Conduct of Business Pending the Closing. During the period from the date of this Agreement and continuing through the Closing Date or the earlier termination of this Agreement pursuant to Section 7.1 hereof, except as expressly contemplated by this Agreement, as set forth in Section 5.1 of the Seller Disclosure Schedule or with the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned, or delayed, the Seller Parties shall, and shall cause the Company and its Subsidiaries to, (x) carry on their business in the ordinary course consistent with past practices, except to the extent otherwise contemplated by this Agreement (such as actions taken pursuant to this Agreement to facilitate funding of the Special Dividend), and (y) to the extent consistent therewith, use commercially reasonable efforts to maintain the current business, significant business relationships and goodwill of their business with policyholders, Employees, Independent Producers and other customers, suppliers and service providers of and to the Company and its Subsidiaries, and with the Governmental Authorities with jurisdiction over the Company and its Subsidiaries. Without limiting the generality of the foregoing, except as expressly contemplated by this Agreement or as set forth in Section 5.1 of the Seller Disclosure Schedule, the Seller Parties shall not with respect to the Company or its Subsidiaries, and the Seller Parties shall not permit the Company or any of its Subsidiaries, without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned, or delayed, to: (a) amend its Organizational Documents; (b) (i) issue, sell, transfer, grant, pledge or otherwise encumber any shares or other interests representing equity interests in the Company or any of its Subsidiaries, any other voting securities, or nay securities convertible into or exchangeable for any such interests, in each case relating to equity interests in the Company or any of its Subsidiaries, (ii) issue, sell, grant or accelerate the timing of payment or vesting of any option, warrant, convertible or exchangeable security, subscription, call, or other agreement or right of any kind to purchase or otherwise acquire (including by exchange or conversion) any ownership interest in the Company or any of its Subsidiaries; (iii) directly or indirectly, purchase, redeem or acquire any equity interest (including Membership Interests or Minority-Owned Shares) or any other ownership interest in the Company - 49 -

or any of its Subsidiaries; (iv) change the authorized or issued equity of the Company or any of its Subsidiaries; (v) effect any recapitalization, reclassification, unit split, combination or similar change in the capitalization of the Company or any of its Subsidiaries; or (vi) enter into any contracts, agreements or arrangements to issue, redeem, acquire or sell any equity interests or any other ownership interests in the Company or any of its Subsidiaries; (c) (i) sell, transfer, encumber or otherwise dispose of Investment Assets other than consistent with the Investment Guidelines; (ii) sell, terminate, transfer, exclusively license, encumber or otherwise dispose of any other material assets of the Company or its Subsidiaries; or (iii) permit the acquisition of any assets that would be material to the Company or its Subsidiaries; (d) make or authorize any capital expenditures that are, in the aggregate, in excess of $75,000; (e) make any change in the accounting, actuarial, payment, pricing, marketing, price or premium discounting (with respect to new or renewal business), reserving, risk management, underwriting or claims administration policies, practices, standards or principles, or make any change in the Investment Guidelines, or fail to manage its Investment Assets in compliance with the Investment Guidelines, in each case except as may be required by GAAP, SAP applicable to the Insurance Subsidiaries or applicable Law; (f) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, or recapitalization of the Company or any Subsidiary of the Company; (g) hire any new employee who would be an Employee, except any employee with annual base compensation of less than $75,000 and who is terminable at-will, but only to the extent that the Employee is hired in the ordinary course of business consistent with past practice (and Buyer shall be provided reasonable notice thereof); (h) establish, amend or modify any Employee Plan, other than as required to comply with a change in applicable Law or as otherwise contemplated by this Article V; (i) (i) promise, grant or agree to increase the base salary (or wages), target incentive opportunity or severance pay of, or any benefits paid or payable to, any Employee, including making any grant or award of equity compensation, or accelerate the vesting of any compensation or benefit, other than in the ordinary course of business consistent with past practice, as required by applicable Law or an Employee Plan in-force as of the date hereof, or as specifically provided for in this Agreement; (ii) enter into or amend any employment, consulting, indemnification, severance or termination agreement with any Employee other than agreements providing for at will employment entered into in the ordinary course of business with total annual compensation of less than $75,000 or termination of at will employment in the ordinary course of business; or (iii) loan or advance any money or other property to any Employee; (j) terminate any Employee, except in the ordinary course of business consistent with past practice for performance-related reasons (including fraud or willful misconduct) (and Buyer shall be provided reasonable notice thereof); - 50 -

(k) incur, assume or guarantee any Indebtedness or guarantee the obligations of another Person, or make any loans, advances or capital contributions to, or investments in, any other Person other than investments made in accordance with the Investment Guidelines that constitute Investment Assets; (l) declare, set aside or pay any dividends or other distributions (other than declaration of the Special Dividend payment of Unregulated Distributions), or make any capital contributions to any of the Subsidiaries of the Company, or permit any equity holder of the Company or any of its Subsidiaries to withdraw any equity or capital of the Company or any of its Subsidiaries (other than Unregulated Distributions); provided that the Company provides Buyer written notice of each Unregulated Distribution (i) within five (5) Business Days following payment thereof and, (ii) in any case, no later than three (3) Business Days prior to the Closing Date; (m) acquire (by merger, consolidation, acquisition of stock or assets, reinsurance or otherwise) any other Person or substantially all of the assets of any other Person or any division thereof; (n) amend, waive any rights or delegate performance under, or assign, transfer, terminate or extend any Material Contract or Reinsurance Contract (other than contracts that terminate pursuant to their terms), or enter into any contract that would be a Material Contract or Reinsurance Contract if in effect on the date hereof; (o) outside of the ordinary course of business consistent with past practice, (i) enter into any agreement with any Independent Producer, or (ii) amend, waive any rights or delegate performance under, or assign, transfer or terminate any existing agreement with any Independent Producer; (p) pay, settle or compromise any Proceeding or threatened Proceeding, except claims under policies and certificates of insurance within applicable policy limits and in the ordinary course of business consistent with past practice; (q) except in connection with claims management activities in the ordinary course of business consistent with past practice, (i) forgive, cancel or compromise any debt or claim, (ii) waive or release any right, of material value, or (iii) fail to pay or satisfy when due any material liability (other than any such liability that is being contested in good faith); (r) acquire any real property or any direct or indirect interest in real property, other than security interests in real property included in the Investment Assets; (s) abandon, modify, waive, terminate or allow to lapse any material Permit of the Company or any of its Subsidiaries unless such Permit has ceased to be necessary for the conduct of the business of the Company or any of its Subsidiaries under applicable Law; (t) amend or modify any policy form on which Insurance Contracts are written or approved to be written; - 51 -

(u) (i) make, amend, or revoke any material election related to Taxes, (ii) settle or compromise any Tax liability or surrender any right to claim a Tax refund, offset, or other reduction in Tax liability, (iii) enter into any closing agreement related to Taxes, (iv) consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment, (v) change any Tax period, any Tax accounting method or the basis for determining any item referred to in Section 807(c) of the Code, (vi) amend any Tax Return or file any claim for Tax refunds, or (vii) make a request for a written ruling of a Governmental Authority relating to Taxes; (v) enter into any new line of business or, except in the ordinary course of business consistent with past practice, launch, market, issue or agree to issue any new products or make material modifications or additions to the terms and conditions of the Insurance Contracts; (w) terminate, cancel or amend, or cause the termination, cancellation or amendment of, any material insurance coverage (and any surety bonds, letters of credit, cash collateral or other deposits related thereto required to be maintained with respect to such coverage), maintained by or for the benefit of the Company or any of its Subsidiaries that is not replaced with comparable insurance coverage; or (x) authorize or enter into any agreement in furtherance of any of the foregoing. 5.2 Access to Information; Confidentiality. (a) Prior to the Closing Date, the Seller Parties will provide Buyer and its Representatives with reasonable access, including access upon reasonable notice at reasonable times during normal business hours, to all of the Books and Records and all of the properties and Employees of the Company and its Subsidiaries and, during such period, the Seller Parties shall and shall cause the Company and its Subsidiaries to furnish to Buyer such information concerning the business, properties, financial condition, operations and senior personnel of the Company and its Subsidiaries as Buyer may from time to time reasonably request, other than any such properties, books, contracts, records and information that (i) are subject to an attorney-client or other legal privilege that might be impaired by such disclosure or (ii) are subject to an obligation of confidentiality; provided, that (x) in the case of clause (i) the Seller Parties will use their commercially reasonable efforts to take such action (such as entering into a joint defense agreement or other arrangement to avoid loss of the attorney-client privilege) with respect to such books, records, contracts, properties and information as is necessary to permit disclosure to Buyer and Buyer’s Representatives and (y) in the case of clause (ii) the Seller Parties shall notify Buyer promptly if any information is being withheld in reliance on clause (ii) and the Seller Parties shall use commercially reasonable efforts to obtain a waiver of the applicable obligation. All requests for access or information pursuant to this Section 5.2(a) shall be directed to such Person or Persons as Seller shall designate. (b) From and after the date hereof, Buyer and its Affiliates (including, from and after the Closing, the Company and its Subsidiaries), on one hand, and the Seller Parties and their Affiliates (including, prior to the Closing, the Company and its Subsidiaries), on the other hand, shall and shall cause their respective Affiliates and Representatives to treat confidentially all non- public, confidential or proprietary information, including all notes, analyses, compilations, studies, copies and other documents which contain or otherwise reflect such information, provided to it by - 52 -

or on behalf of the other party in connection with the transactions contemplated hereby regarding such other party’s business and operations and all information provided under the Transaction Documents including the terms of the Transaction Documents, which confidential information may also include Personal Information (the “Confidential Information”). All Confidential Information provided by or on behalf of a party to the other party shall be used by such other party and its applicable Affiliates solely for the purposes of performing its obligations under the Transaction Documents and, except as may be required in carrying out the transaction contemplated hereby, shall not be disclosed to any third party (and, in the event of any disclosure to any third party as may be required to carry out the transactions contemplated hereby, such third party shall be informed by the disclosing party of the confidential nature of such information and instructed to keep such information confidential). Additionally, Confidential Information may be shared by either party on a need-to-know basis with its officers, directors, Employees, Affiliates, third party service providers, auditors, attorneys, or consultants, or in connection with the dispute resolution process specified in this Agreement. The restrictions set forth in this Section 5.2(b) shall not be applicable to any Confidential Information: (i) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of any Transaction Document or any other confidentiality obligation, or that is independently derived by any party without the use of any information provided by the other party in connection with the transactions contemplated hereby or otherwise; (ii) that is required to be disclosed in any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, or by operation of Law (with the relief from the requirements of this Section 5.2(b) only applying for the purposes of such disclosure); provided, that (x) the disclosing party shall provide the party whose information will be disclosed with prompt advance written notice of such requirement such that the party whose information will be disclosed may seek a protective order or other appropriate remedy to protect its interest, (y) the disclosing party shall reasonably cooperate with such party and, if a protective order or other remedy is not obtained, shall only disclose such information as is necessary to be disclosed and (z) the disclosing party shall inform any recipient of such information of the confidential nature of such information and shall instruct the recipient to keep such information confidential; or (iii) where the party seeking to disclose has received the prior written consent of the party providing the information. 5.3 Governmental Approvals and Filings; Third Party Consents. (a) Subject to the terms and conditions hereof, each of Buyer and Seller shall use its reasonable best efforts, and shall cooperate fully with each other, (i) to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, as soon as practicable after the date hereof, the transactions contemplated by the Transaction Documents and (ii) to obtain as promptly as practicable all necessary Permits, Orders or other consents, approvals or authorizations of Governmental Authorities necessary in connection with the consummation of the transactions contemplated by hereby; provided that (A) Buyer shall be responsible for all filing and application fees payable to Governmental Authorities, including any fees payable to the Insurance Regulators in Illinois, Texas and New York and for any actuarial services associated with requesting approval of the Special Dividend, and (B) except as expressly covered by other provisions of this Agreement, Seller shall be responsible for costs (including any license or other fees and expenses) associated with obtaining any such consents or waivers from such other third parties. In connection therewith, Seller and Buyer shall make and cause their respective Affiliates to make all legally required filings - 53 -

as promptly as practicable in order to facilitate prompt consummation of the transactions contemplated hereby, shall provide and shall cause their respective Affiliates to provide such information and communications to Governmental Authorities as such Governmental Authorities may request, shall take and shall cause their respective Affiliates to use their reasonable best efforts to (x) avoid any Proceedings by any Governmental Authority with respect to the transactions contemplated hereby, and (y) defend or contest in good faith any Proceeding by any third party (other than any Governmental Authority), whether judicial or administrative, challenging any of the transactions contemplated hereby, or that could otherwise prevent, impede, interfere with, hinder or delay in any material respect the consummation of the transactions contemplated thereby. Each of the parties shall use reasonable best efforts to provide to the other party copies of all applications or other communications to Governmental Authorities in connection with this Agreement in advance of the filing or submission thereof; provided, that neither party shall be required to provide the other with any information or materials that are commercially sensitive, contain personal information about an officer or director or are legally privileged. (b) Without limiting the generality of the foregoing, as promptly as reasonably practicable following the date hereof, (i) Buyer shall, and shall cause its applicable Affiliates to, file with all applicable Insurance Regulators the Filings and requests for approval listed in Section 4.3 of the Buyer Disclosure Schedule and any other pre-acquisition notifications on “Form E” or similar market share notifications to be filed in each jurisdiction where required by applicable Law with respect to the transactions contemplated hereby, in each case which Filings and requests shall be complete and shall include all required exhibits, (ii) Seller shall, and shall cause its applicable Affiliates to, file with all applicable Insurance Regulators the Filings and requests for approval listed in Section 3.6(b) of the Seller Disclosure Schedule (except to the extent such Filing is being prepared by Buyer pursuant to the foregoing clause (i)), in each case which Filings and requests shall be complete and shall include all required exhibits, (iii) Seller shall cause NTAL to file for approval of the Special Dividend in an aggregate amount that would cause NTAL’s RBC Ratio (after payment of such amount) to be at least 425% on a pro forma basis giving effect to the transactions contemplated hereby, to be declared and paid, after the Closing Date, by NTAL, with the Insurance Regulator of the State of Texas, in connection with the filing of the “Form A” Acquisition of Control Statement to be filed in accordance with clause (i) above, and (iv) Buyer and Seller shall make an appropriate Filing of a notification and report form pursuant to the HSR Act with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice with respect to the transactions contemplated hereby and requesting early termination of the waiting period under the HSR Act. Buyer and Seller shall, upon request, furnish each other with all information concerning themselves, their respective Affiliates, directors, officers and shareholders and members, as applicable, and such other matters as may be reasonably necessary or advisable in connection with the preparation of any statement, Filing, notice or application made by or on their behalf to any Governmental Authority in connection with the transactions contemplated by the Transaction Documents; provided, in no event will any party be required to disclose to the other party any information to the extent prohibited by applicable Law. A reasonable time prior to furnishing any written materials to any Insurance Regulator or other Governmental Authority in connection with the transactions contemplated hereby, the filing party shall use reasonable best efforts to furnish the other party with a copy thereof, and such other party shall have a reasonable opportunity to provide comments thereon, which comments shall be considered by the filing party in good faith; provided, in no event will any party be required to disclose to the other party any information to the extent prohibited by applicable Law. Each party - 54 -

shall give to the other party prompt written notice if it or any of its Affiliates receives any notice or other communication from any Insurance Regulator or other Governmental Authority in connection with the transactions contemplated by the Transaction Documents and, in the case of any such notice or communication that is in writing, shall promptly furnish the other party with a copy thereof. If any Governmental Authority requires that a hearing be held in connection with any such approval, each party shall use its reasonable best efforts to arrange for such hearing to be held promptly after the notice that such hearing is required has been received by such party. Each party shall give to the other party reasonable prior written notice of the time and place when any meetings, telephone calls, or other conferences may be held by it with any Governmental Authority in connection with the transactions contemplated by the Transaction Documents (other than telephone calls regarding routine administrative matters), and the other party shall have the right to have a representative or representatives attend or otherwise participate in any such meeting, telephone call, or other conference unless the relevant Governmental Authority does not consent to attendance or participation by such other party’s representative or such attendance or participation is prohibited by applicable Law. (c) Without limiting the foregoing, each of Buyer and Seller shall use its reasonable best efforts to avoid each and every impediment under any antitrust Law, insurance Law or other applicable Law that may be asserted by any Governmental Authority with respect to this Agreement and the transactions contemplated hereby so as to enable the Closing to occur as promptly as practicable, including, without limitation, any actions requested by any Governmental Authority that are necessary or appropriate to (i) obtain all consents and exemptions and secure the expiration or termination of any applicable waiting period under the HSR Act; (ii) resolve any objections that may be asserted by any Governmental Authority with respect to the transactions contemplated hereby; and (iii) prevent the entry of, and have vacated, lifted, reversed or overturned, any Order that would prevent, prohibit, restrict or delay the consummation of the transactions contemplated hereby. Notwithstanding anything to the contrary in this Agreement, no party shall be obligated to take or refrain from taking any action or to become subject to any condition, limitation, restriction or requirement, in each case that is imposed by a Governmental Authority on such party or its Affiliates in connection with the pursuit of the consent or approval of a Governmental Authority for the transactions contemplated hereby, that would reasonably be expected to result in a Burdensome Condition. (d) Seller shall, and shall cause the Company and its Subsidiaries to, use reasonable best efforts to obtain, prior to the Closing, any consent or waiver from any third party (other than a Governmental Authority) that is required for the Company to consummate the transactions contemplated by this Agreement and that is necessary in order to ensure that the Material Contracts and Reinsurance Contracts will not be terminated as a result of consummating the transactions contemplated by this Agreement. Buyer shall, and shall cause each of its Affiliates to, cooperate with the Company and its Subsidiaries at the Company’s request to assist the Company and its Subsidiaries in obtaining such consents or waivers. Each of Buyer and Seller shall bear its own and its Affiliates’ internal costs to obtain such consents and waivers, and the costs payable to third parties for obtaining such consents and waivers shall be borne equally by Buyer and Seller. 5.4 Notification of Certain Matters. Between the date of this Agreement and the Closing Date, each party shall give prompt notice to the other parties at such time that such party becomes - 55 -

aware of the occurrence, or nonoccurrence, of any event which, if existing, occurring or known on the date hereof should have been so disclosed, or which is necessary to correct any information in the Seller Disclosure Schedule or the Buyer Disclosure Schedule; provided, however, that for purposes of determining the rights and obligations of the parties under this Agreement, any such supplemental disclosure by any party shall not be deemed to have been disclosed as of the date hereof, to constitute a part of, or an amendment or supplement to the Seller Disclosure Schedule or the Buyer Disclosure Schedule (as applicable), or to cure any breach or inaccuracy of a representation, warranty, covenant, condition or agreement as of the date hereof unless so agreed to in writing by the other party. Notwithstanding the previous sentence, if (i) the matter so disclosed is in respect of an event occurring or a matter arising after the date hereof and would result in the Seller Parties’ inability to satisfy the condition to Closing set forth in Section 6.2(a) (as expressly acknowledged by the Seller Parties in the notice to Buyer of such matter and in the certificate required to be delivered under Section 2.3(a)(vi)), and (ii) Buyer waives compliance with any failure to fulfill such condition and elects to close, then the Seller Disclosure Schedule shall be deemed to have been updated to include the matter so disclosed and Buyer shall not have any claim for indemnity hereunder with respect to such breach. 5.5 Interim Financial Statements. (a) From the date hereof until the Closing Date or earlier termination of this Agreement, Seller shall deliver to Buyer true and complete copies of the unaudited and audited financial statements of the Company and its Subsidiaries when and as prepared in the ordinary course of business, consistent with past practice, together with any applicable actuarial opinion thereon. (b) From the date hereof until the Closing Date, Seller will forward to Buyer copies of all monthly or quarterly investment advisor reports prepared for the Regulated Subsidiaries regarding the Investment Assets, in each case within five (5) Business Days following receipt of such reports by the Regulated Subsidiaries. At least three (3) Business Days prior to the Closing Date, Seller shall deliver to Buyer a true, complete and correct list of all Investment Assets of the Company and its Subsidiaries with information included therein as to the Book Value and fair market value of such Investment Assets calculated in a manner consistent with the calculations with respect to such assets in Section 3.25(a)(i) of the Seller Disclosure Schedule, in each case, as of the close of business on a day requested by Buyer in a written notice that is delivered to Seller at least five (5) Business Days prior to the Closing Date. (c) From the Closing Date until the seventh (7th) anniversary of the Closing Date, at the request of Buyer, Seller shall deliver to Buyer true and complete copies of the unaudited and audited financial statements of the Seller as prepared in the ordinary course of business, consistent with past practice. 5.6 Public Announcements. Buyer and the Seller Parties shall mutually agree on the form and timing of an initial joint press release to be issued with respect to this Agreement and the transactions contemplated hereby. In addition, prior to the Closing Date, Buyer and the Seller Parties shall consult with and obtain the approval of Buyer and Seller before issuing any press release or making any other public disclosure with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public disclosure - 56 -

prior to such consultation and approval (except as may be required by Law, in which event the Person proposing to issue such press release or make such public disclosure shall use its reasonable best efforts to consult in good faith with the other party before issuing any such press release or making any such public disclosure and shall cooperate to limit the scope of disclosure to the minimal amount of information required by Law). 5.7 Further Assurances. On and after the Closing Date, Seller and Buyer shall, and shall cause their respective Affiliates to, use commercially reasonable efforts to execute and deliver, or shall cause to be executed and delivered, such documents, certificates, agreements and other writings and shall take, or shall cause to be taken, such further actions as may be reasonably required or requested by any party to carry out the provisions of the Transaction Documents and consummate or implement expeditiously the transactions contemplated by the Transaction Documents. 5.8 Delivery of Books and Records. At the Closing, Seller shall cause all Books and Records in the possession of Seller or any of Seller’s Affiliates to be delivered to Buyer (or a Person designated by Buyer) in the manner (and in the case of physical Books and Records at the location(s)) reasonably requested by Buyer, in all cases to the extent not located at an office of the Company. 5.9 Access to Books and Records. (a) Until the seventh (7th) anniversary of the Closing (provided, that Buyer shall give 30 days’ notice to Seller prior to destroying any records to permit Seller, at its expense, to examine, duplicate or repossess such books and records), Buyer shall afford promptly to Seller and its Representatives reasonable access to the books, records, officers, employees, auditors and other advisors of the Company and its Subsidiaries, and provide information with respect to the Company and its Subsidiaries in a readily accessible form (including financial information in a form consistent with the Company’s and its Subsidiaries’ historical practice for the preparation of such financial information), to the extent reasonably required by Seller for any lawful business purpose, including litigation, disputes, compliance, financial reporting (including financial audits of historical information), loss reporting, regulatory and accounting matters, and Buyer shall reasonably cooperate with Seller and its Representatives, to furnish such books and records and information and make available such officers, employees, auditors and other advisors of the Company and its Subsidiaries; provided, that such access does not unreasonably interfere with the conduct of the business of Buyer, the Company or the Company Subsidiaries. (b) Until the seventh (7th) anniversary of the Closing (provided, that Seller shall give thirty (30) days’ notice to Buyer prior to destroying any records to permit Buyer, at its expense, to examine, duplicate or repossess such books and records), Seller shall, and shall cause Seller’s Affiliates to, afford promptly to Buyer and its Representatives reasonable access to the books, records, officers, employees, auditors and other advisors relating to the Company and its Subsidiaries, and provide information with respect to the Company and its Subsidiaries in a readily accessible form (including financial information in a form consistent with Sellers or such Affiliate’s historical practice for the preparation of such financial information), to the extent reasonably required by Buyer for any lawful business purpose, including litigation, disputes, compliance, financial reporting (including financial audits of historical information), loss - 57 -

reporting, regulatory and accounting matters, and Seller shall, and shall cause its Affiliates to, reasonably cooperate with Buyer and its Representatives to furnish such books and records and information and make available such officers, employees, auditors and other advisors with respect to the Company and its Subsidiaries; provided, that such access does not unreasonably interfere with the conduct of the business of Seller or Seller’s Affiliates. 5.10 Non-Competition; Non-Solicitation. (a) For a period of five (5) years following the Closing Date, the Seller Parties shall not, and shall cause each of their respective Affiliates not to, engage in the business of selling any life, health, accident or disability insurance within the United States (“Competing Business”) through any Independent Producer or otherwise. (b) Following the Closing Date, the Seller Parties shall not, and shall cause each of their respective Affiliates to not (i) initiate, promote or establish any program for the substitution, surrender, exchange, termination or systematic replacement of all or any portion of the coverage provided by any Insurance Contract with an insurance policy or coverage written or sold by any Seller Party or any of its Affiliates, (ii) induce or provide any incentive (financial or otherwise) to any Independent Producer to terminate its relationship with the Company, (iii) induce or provide any incentive (financial or otherwise) to any Independent Producer to target or solicit, or cause to be targeted or solicited (on a systematic basis or otherwise) any holder of an Insurance Contract to replace all or any portion of the coverage provided by such Insurance Contract with an insurance policy or coverage written or sold by any Seller Party or any of its Affiliates or (iv) use the list of holders of Insurance Contracts or information related to pricing or forms of such policies and contracts or similar proprietary information of the Company or any of its Subsidiaries for any purpose without Buyer’s prior written consent. (c) Notwithstanding anything to the contrary set forth in Section 5.10(a), and without implication that the following activities otherwise would be subject to the provisions of this Section 5.10, nothing in Section 5.10(a) shall preclude, prohibit or restrict any Seller Party or any of its Affiliates from engaging, or require any Seller Party to cause any of its Affiliates not to engage, in any manner in any of the following: (i) making passive investments in the ordinary course of business, including in a general or separate account of an insurance company, in Persons engaged in a Competing Business; provided, that the Seller Party or such Affiliate of the Seller Party: (A) does not have the right to designate a majority of the members of the board of directors or other governing body of such entity or otherwise to direct the operation or management of any such entity, (B) is not a participant with any other Person in any group (as such term is used in Regulation 13D of the Exchange Act) with such right and (C) owns less than 10% of the outstanding voting securities (including convertible securities) of such entity; or (ii) acquiring any business, or acquiring, merging or combining with any Person (an “Acquired Business”) where the Acquired Business derived more than 10% of its net operating revenue on a consolidated basis for the most recent fiscal year from a Competing Business; provided, that within one year after such acquisition, merger or combination, either (A) such Seller Party or Affiliate of such Seller Party shall have disposed of the - 58 -

relevant portion of such Acquired Business that engages in the Competing Business or (B) such Seller Party or Affiliate of such Seller Party shall have modified the Acquired Business such that the Acquired Business will thereafter derive less than 10% of its net operating revenue on a consolidated basis from such Competing Business. (d) Except as set forth in Section 5.10(d) of the Seller Disclosure Schedule, for a period of three (3) years following the Closing Date, without the prior written consent of Buyer, no Seller Party shall, and each Seller Party shall cause its Affiliates to not, whether directly or indirectly, solicit for employment, employ or contract for the services of any Employee; provided, that nothing in this Section 5.10(d) shall prohibit a Seller Party or its Affiliates from engaging in general solicitations not directed at such Persons or from soliciting, employing or contracting for the services of any such Person whose employment with or engagement by Buyer or any of its Affiliates (including the Company and its Subsidiaries) has been terminated by Buyer or its applicable Affiliate or who has otherwise ceased to be employed or engaged by Buyer or any of its Affiliates (including the Company and its Subsidiaries) for a period of at least twelve (12) months; provided, further, that nothing in this Section 5.10(d) prohibits Seller or any Affiliate of Seller from employing a Key Executive under the terms of Section 5.12(h). 5.11 D&O Liabilities. Prior to Closing, Buyer shall use commercially reasonable efforts to have available (subject to the payment of premium) director and officer and director “tail coverage” insurance for the Company and its Subsidiaries with respect to the period prior to Closing. Prior to or at the Closing, Seller shall directly pay the insurance company for the all costs of securing such policy. 5.12 Employee Matters. (a) Employees. (i) Excluded Employees. Section 5.12(a) of the Seller Disclosure Schedule identifies those Employees who will not continue in employment with the Company or its Subsidiaries from and after the Closing Date and all other employees of Seller or any Affiliate of Seller (other than the Company and its Subsidiaries) that participate in any Employee Plan (the “Excluded Employees”). Within a reasonable period of time following the execution of this Agreement, Seller shall or shall cause the Company or the applicable Subsidiary to transfer the employment of the Excluded Employees to the Seller or one of its Subsidiaries (other than Company or its Subsidiaries). From and after the Closing Date, none of the Buyer, its Affiliates, the Company or its Subsidiaries shall have any liability to or in respect of the Excluded Employees. (ii) Continuing Employees. For the period of at least twelve (12) months from and after the Closing Date, Buyer shall provide each Employee (other than the Excluded Employees) as of the Closing Date (each a “Continuing Employee”) base compensation and bonus opportunities that, in the aggregate, are comparable to those in effect for such Continuing Employee immediately prior to the Closing Date. Seller shall cause the Company or the applicable Subsidiary to provide to Buyer a completed Employment Eligibility Verification USCIS Form I-9, verifying the identity and employment authorization of each Continuing Employee and in the event that any such - 59 -

documentation is not provided to cooperate with Buyer in obtaining such documentation from any Continuing Employee, as applicable, in each case, prior to the Closing Date. (iii) Prior to, or as of the Closing, Seller shall cause the Company and each applicable Subsidiary of the Company to pay its employees or accrue on its financial statements (including the Closing Balance Sheets) all compensation accrued but unpaid as of the Adjustment Time with respect to Excluded Employees, including wages, business expense, and other reimbursements and all severance payments whether or not required by GAAP. (b) Company 401(k) Plan. Effective no later than immediately before the Closing Date and contingent upon the Closing, Seller shall take all actions necessary and appropriate to terminate the 401(k) plan sponsored or maintained by the Company or its Subsidiaries for the benefit of the Employees (the “Company 401(k) Plan”) and otherwise terminate the participation of the Continuing Employees in any other 401(k) plan maintained for the benefit of such Continuing Employees in accordance with applicable Law and to amend the Company 401(k) Plan to remove pre-requisites for eligible participants to receive and fully vest in all matching and non- elective employer contributions on the Closing Date, which contributions shall be in an amount consistent with past practice and as set forth on Section 5.12(b) of the Seller Disclosure Schedule. No later than the Closing Date, Seller shall cause the Company to contribute to the Company 401(k) Plan all employer and employee contributions with respect to the period before the Closing as set forth on Section 5.12(b) of the Seller Disclosure Schedule. Contingent upon the Closing, Buyer will cause the Continuing Employees who were participants in Company’s 401(k) plan in which the Continuing Employees participate on the Closing Date to be automatically enrolled in a 401(k) plan sponsored by the Buyer or one of its Affiliates (the “Buyer 401(k) Plan”), which will occur as soon as administratively practicable following the Closing Date. Following the Closing, Buyer also agrees to provide each Continuing Employee an opportunity, within a period of time that will avoid default under an existing participant loan, to make a direct rollover to the Buyer 401(k) Plan of an eligible rollover distribution from the Company 401(k) Plan that includes promissory notes reflecting such Continuing Employee’s then outstanding participant loans under the Company 401(k) Plan. (c) Employee Benefit Plans and Past Service Credit. Effective as of the Closing Date, except as provided in Section 5.12(b) above, at the request of Buyer, Seller shall take all actions necessary and appropriate to terminate the Employee Plans (except as to those obligations further described in Section 5.20 and Annex E) sponsored or maintained by the Company or its Subsidiaries and otherwise terminate the participation of the Continuing Employees in any other Employee Plan maintained for the benefit of such Continuing Employees, and the Continuing Employees shall, from and after the Closing Date, be eligible to participate in employee plans that are generally available to similarly situated employees of Buyer. With respect to severance and vacation benefits and any Employee Plan maintained by Buyer or an Affiliate of Buyer for the benefit of any Continuing Employee, effective as of the Closing Date, Buyer shall, or shall cause its Affiliate to, subject to subclause (d) below, recognize all service with the Company of the Continuing Employee, as if such service were with Buyer, for vesting, eligibility and severance and vacation accrual rate purposes (but not for any purposes under any defined benefit plan or eligibility under any retiree life or medical plan), provided, however, such service shall not be recognized to the extent that such recognition would result in a duplication of benefits. - 60 -

(d) Accrued PTO. To the extent reflected on the Pro Forma Financial Statements, Buyer shall or shall cause the Company or the appropriate Subsidiary of the Company to credit each Continuing Employee with the amount of accrued but unused paid time off credited for the benefit of such Continuing Employee as of the Closing Date. Each Continuing Employee shall be entitled to use such time off in accordance with the applicable policies of the Company and its Subsidiaries as in effect from time to time following the Closing Date. (e) COBRA Coverage. Seller will or will cause an Affiliate of Seller to retain liability for any required continuation coverage pursuant to Code §4980B (“COBRA”) for the Excluded Employees and their “qualified beneficiaries” (as defined in Code §4980B(g)(1)) with respect to any “qualifying event” (as defined in Code §4980B(f)(3)) that occurs on or prior to the Closing Date. Buyer will provide, or cause the Company or a Subsidiary of the Company to provide, COBRA coverage for the Continuing Employees and their qualified beneficiaries with respect to “qualifying events” occurring on or after the Closing Date. (f) Workers Compensation. Seller will or will cause an Affiliate of Seller to retain liability for all the cost of workers’ compensation claims, both medical and disability, for the Excluded Employees. Buyer will be, or will cause Company to be, responsible for all workers’ compensation claims for Continuing Employees that relate to loss events occurring before or after the Closing Date. (g) Employees on Leave. Notwithstanding anything in this Agreement to the contrary, any Employee who is on long-term, short-term or other authorized leave as of the close of business on the Closing Date will be a Continuing Employee for all purposes. Buyer will, and will cause Company and its Subsidiaries to, comply with applicable Law as to those employees of Company on leave or on layoff on the Closing Date, including re-employment. (h) Existing Employment Agreements. Seller shall retain all obligations, and shall reimburse the Company for any amounts payable by the Company, under the Executive Employment Agreement and any Change of Control Agreement resulting from the termination of employment of the applicable Key Executive that is the counterparty thereunder; provided that Seller shall have no obligation to reimburse the Company for any payment owed by the Company under any Change of Control Agreement in connection with a “Qualifying Termination” of the applicable Key Executive party to such agreement (i) by the Company without “Cause” or (ii) by such executive for “Good Reason” (as each such term is defined in the applicable Change of Control Agreement) after the Closing Date (it being understood, for the avoidance of doubt, that Seller shall be obligated to reimburse the Company for any payment owed by the Company in connection with a “Qualifying Termination” of the applicable Key Executive party to such agreement by such executive voluntarily without “Good Reason” or if any Key Executive becomes employed with any Seller Party or any of their respective Affiliates prior to the first (1st) anniversary of the Closing Date). In the event any Key Executive that is the counterparty to the Executive Employment Agreement or any Change of Control Agreement accepts an employment position with or becomes employed by any Seller Party or any Affiliate of any Seller Party during the twelve (12) months immediately following the Closing Date, the Seller Party shall, and shall cause its Affiliates to, condition such employment on the waiver of all of the Company’s obligations under the applicable Executive Employment Agreement or Change of Control Agreement. For the avoidance of doubt, the Seller shall retain all obligations and reimburse the - 61 -

Company for any amounts payable by the Company, and the Company shall have no liability or other obligation, in each case under the Change of Control Agreement with Earl Fonville relating to such Key Executive’s discontinuance of employment with the Company and its Subsidiaries. Notwithstanding anything in this Section 5.12 to the contrary, as of the date of this Agreement, each Continuing Key Executive has executed an offer letter with Buyer or the Company in a form reasonably satisfactory to Buyer effective as of and contingent upon the Closing. (i) Section 280G Shareholder Approval. If any payments or benefits payable or provided by the Company or its Subsidiaries to any person in connection with the transactions contemplated by this Agreement could be considered “parachute payments” under Section 280G(b)(2) of the Code (“Section 280G Payments”) and could reasonably be expected, absent the vote described below, to result in the imposition of Taxes under Section 4999 of the Code, then prior to the Closing Date, the Seller Parties shall cause the Company to take all necessary actions to seek (and use commercially reasonable efforts to obtain) the approval by the applicable stockholders, in a manner that satisfies Section 280G(b)(5) of the Code. The Seller Parties shall provide Buyer, at least three (3) Business Days prior to delivery to the applicable stockholders, copies of all documents prepared by the Seller, Company or any Subsidiary of the Company in connection with this Section 5.12(i) and shall consider in good faith any comments made by Buyer with respect to such documents. In the event such vote is required, the Seller Parties will deliver to Buyer certification that a vote of the applicable stockholders was solicited in accordance with this Section 5.12(i) and the results of such vote on or prior to the Closing Date. (j) Post-Closing Consultation. Seller shall, and shall cause its Affiliates to, for a period of ninety (90) days following the Closing Date, make Earl R. Fonville available to Buyer and its Affiliates (including the Company and the Subsidiaries of the Company) for consulting services relating to the business of the Company and its Subsidiaries up to a maximum up fifteen (15) hours per week during such period. Buyer shall, and shall cause its Affiliates to, for a period of ninety (90) days following the Closing Date, make Wade Rugenstein available to Seller and its Affiliates for consulting services relating to the business of Seller and its Affiliates up to a maximum up fifteen (15) hours per week during such period. 5.13 Real Property Matters. (a) On or before the Closing Date, Buyer and the applicable Affiliate of Seller shall enter into terminations or amendments of each of the Keller Springs Leases in the forms set forth on Exhibit B-1, Exhibit B-2, Exhibit B-3 and Exhibit B-4 (as amended, the “Keller Springs Lease Amendment and Terminations”). (b) The Seller Parties shall cause each Affiliate of Seller (other than the Company and its Subsidiaries) that leases space at, or otherwise operates out of, the Keller Springs Property, to vacate such leased premises on or prior to the Closing Date. The Seller Parties shall have access to a designated common area of the building for a period of thirty (30) days following the Closing Date to transition the move of any Seller Party personal property, documents, or systems which are stored, housed, or maintained in the leased premises at the Closing Date. 5.14 Name Change. As promptly as practicable (and in no event later than thirty (30) days) after the Closing Date, Buyer shall file all documents to amend the Organizational - 62 -

Documents of EEI and all assumed business name filings to change its name and all assumed names to names that do not include the word “Ellard” or any derivations thereof. 5.15 Release. If, but only if, the Closing occurs, then each Seller Party hereby forever, absolutely, unconditionally and irrevocably releases and discharges the Company, its Subsidiaries, Buyer, and Buyer’s Affiliates from all obligations and liabilities of the Company or any of its Subsidiaries to such Seller Party, all agreements and understandings of the Company or any of its Subsidiaries involving such Seller Party, and all rights, claims and causes of action (whether at law or in equity and whether or not currently known to exist) of such Seller Party against the Company or any of its Subsidiaries that are a result of, involve or otherwise exist by reason of any act, omission, fact, circumstance or other matter, cause or thing whatsoever that arose, occurred or existed before the Closing, including without limitation any indemnification obligations to the Seller Parties, and the right to advancement and reimbursement of expenses, pursuant to the organizational documents of the Company or its Subsidiaries; provided, however, that nothing in this Section 5.15 waives, releases or restricts in any manner whatsoever any of such Seller Party’s rights arising out of this Agreement. 5.16 No Shop. (a) From the date hereof until the earlier of the Closing and the date that this Agreement is terminated pursuant to Article VII, the Seller Parties shall not, and shall cause their respective Affiliates and Representatives not to, directly or indirectly: (i) solicit, initiate, encourage, accept or facilitate any inquiry, indication of interest, proposal or offer from any person or entity (other than Buyer or its Affiliates) relating to or in connection with an Alternative Transaction (as defined below); (ii) participate in, negotiate, discuss, accept or enter into any agreement, arrangement or understanding with any person (other than Buyer or its Affiliates) relating to, or reasonably expected to lead to, an Alternative Transaction; (iii) provide information to any Person with respect to, or otherwise cooperate in any way or assist or participate in connection with, any proposal that constitutes or could reasonably be expected to lead to an Alternative Transaction or (iv) commit to, enter into or consummate any Alternative Transaction. (b) For purposes hereof, “Alternative Transaction” means any offer or proposal by a third party for (1) any acquisition or purchase, direct or indirect, of any shares or equity interests or other security of the Company or any of its Subsidiaries, including any security convertible into or exercisable or exchangeable for, any shares or equity interests or other security of the Company or any of its Subsidiaries, or (2) a merger, amalgamation, consolidation, share exchange, business combination, sale of a portion of the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries. (c) Each Seller Party acknowledges and agrees that the restrictions contained herein are reasonable and necessary to protect Buyer’s legitimate business interest and, if violated, may cause Buyer irreparable harm for which monetary damages would not be an adequate remedy. Accordingly, each Seller Party agrees that if any portion of this Section 5.16 is breached, then Buyer may at its election in any court of competent jurisdiction, and in addition to any other remedy available to it, obtain specific performance of such provision or enjoin a Seller Party from engaging in the activities proscribed by this Section 5.16, in each case without any requirement to post a bond for such purpose. - 63 -

5.17 Intercompany Agreements. The Seller Parties shall cause the termination of all Intercompany Agreements on or prior to the Closing Date, other than the Intercompany Agreements providing for the renewal commissions described in Section 5.20. The Seller Parties shall cause all intercompany balances between Seller or any director, officer, manager, or Affiliate of Seller (other than the Company or its Subsidiaries) or any Minority Shareholder, on one hand, and the Company or any of its Subsidiaries, on the other hand, to be paid in full and settled immediately prior to the Closing. As of immediately after the Closing, the Company and its Subsidiaries shall have no further liability for any intercompany balances. 5.18 Bank Accounts. Prior to the Closing, Seller shall change, effective as of the Closing, the individuals authorized to draw on or having access to the bank, savings, deposit or custodial accounts and safe deposit boxes maintained by the Company and its Subsidiaries to the individuals designated in writing by Buyer. 5.19 Investment Assets. (a) From the date hereof until the Closing, Seller shall, within fifteen (15) Business Days following the end of each calendar month, deliver to Buyer a report (the “Investment Asset Report” consisting of (a) a list of all Investment Assets of the Company and each Subsidiary of the Company as of the end of such month, including the Book Value and fair market value of each such Investment Asset as of such month end; (b) a list of all Investment Assets included in the prior month’s Investment Asset Report sold or otherwise disposed of by the Company or applicable Subsidiary of the Company during the preceding month; (c) a list of the Investment Assets acquired by the Company or any Subsidiary of the Company that have been acquired in the preceding month; and (d) a list of all Investment Assets of the Company or any Subsidiary of the Company that are in arrears or in breach or default in the payment of principal or interest or dividends or are, or should be, classified as non-performing, non-accrual, ninety (90) days past due, still accruing and doubtful of collections, in foreclosure or any comparable classification, or are other than temporarily impaired as determined in accordance with the Specified Accounting Principles. (b) Prior to the Closing Date, Seller shall cause the applicable Insurance Subsidiary to sell, transfer or otherwise dispose of each Excluded Investment to a third party or to Seller’s designee, which may be Seller or an Affiliate of Seller (provided such designee is not the Company or a Subsidiary of the Company), in each case in exchange for cash or other assets reasonably acceptable to Buyer in an amount equal to or greater than the Book Value of such Excluded Investment or other Investment Asset, as applicable. (c) The Seller Parties shall, and shall cause their Subsidiaries to, use commercially reasonable efforts to cause NTAL to have cash on hand in an amount necessary to fund the Special Dividend immediately after the Closing Date. In addition, with respect to the accumulation of funds to pay the Special Dividend, the Seller Parties shall consult with and consider any recommendations of Buyer in good faith. 5.20 Retirement Annuity Payments. Following the Closing Date, Buyer shall (a) cause the individuals set forth on Annex E to receive all retirement annuity payments vested as of the Closing Date for all periods thereafter in accordance with the terms of those agreements set forth - 64 -

on Annex E, and (b) shall cause the Company or its Subsidiaries to provide to such individuals, no later than the thirtieth (30th) day following the end of each calendar quarter, a report providing information with respect to such vested retirement annuity payments substantially in the form attached hereto as Annex E. Buyer will not, and will cause the Company and its Subsidiaries not to, intentionally or knowingly take any action that would cause the termination or rolling of the business associated with the aforementioned vested retirement annuity payments unless necessary to comply with applicable Law and then only to the extent specifically required by applicable Law; provided that Buyer will not be prohibited from updating accounts or taking any other action in response to a rolling of any such business that is initiated by any Person other than Buyer or its Affiliates (with Affiliates to include the Company and its Subsidiaries) but shall use reasonable best efforts to attempt to preserve the vested amounts with respect to updated accounts. 5.21 Capitalization of NTANY. The Seller Parties shall cause NTANY to have capital and surplus of not less than $7.0 million from the date hereof until the Closing Date. 5.22 Fundamental Seller Obligations. (a) Seller will liquidate its assets, and the assets of its then-current Subsidiaries, as and when necessary to timely satisfy its Fundamental Seller Obligations and Seller will not enter into any merger, amalgamation, consolidation, share exchange, business combination, dissolution or reorganization or sell all or substantially all of its assets, unless the successor in interest of Seller or the purchaser of such assets in any such transaction assumes all Fundamental Seller Obligations. (b) For a period of seven (7) years immediately following the Closing Date, in the event Seller distributes any portion of its assets to any shareholders of Seller, whether by dividend, distribution, stock redemption, liquidation or otherwise, and if such distribution would reduce the net assets of Seller and its then-current Subsidiaries to an amount less than the amount of net assets that would be necessary for Seller to satisfy all Fundamental Seller Obligations then outstanding or subsequently incurred (as if all such subsequently incurred Fundamental Seller Obligations had been incurred prior to such distribution and outstanding at the time of such distribution), then Seller shall be deemed to have made any such distribution (the “Recourse Distribution”) subject to a right of recoupment and return of such Recourse Distributions after Buyer has exhausted its remedies against Seller, until the seventh (7th) anniversary of the Closing Date, to Seller to the extent necessary to satisfy the Fundamental Seller Obligations (the “Distribution Recovery Right”). Subject to the occurrence of the Closing, Seller hereby assigns the Distribution Recovery Right to Buyer. Buyer may exercise the Distribution Recovery Right as necessary to satisfy the Fundamental Seller Obligations after exhausting Buyer’s remedies against Seller. For purposes of this Section and the Letter Agreement, the phrase “Buyer has exhausted its remedies against Seller,” the phrase “after exhausting Buyer's remedies against Seller,” and similar phrases shall mean that Buyer has pursued remedies against Seller under the terms of the Purchase Agreement and Seller has failed to pay any Indemnification Payment in accordance with Section 9.3(e) hereof. For the avoidance of doubt, whether any distribution constitutes a Recourse Distribution will be determined, with the benefit of hindsight, by comparing the net assets of Seller, immediately after giving effect to such distribution, against the aggregate unpaid Fundamental Seller Obligations that are outstanding at any time between the date of such distribution and the seventh (7th) anniversary of the Closing Date. - 65 -

ARTICLE VI. CONDITIONS PRECEDENT 6.1 Conditions to Each Party’s Obligations. The obligations of Buyer and Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver in writing at or prior to the Closing of the following conditions: (a) No Injunctions or Restraints; Illegality. (i) There shall not be in effect any Order, injunction (whether temporary, preliminary or permanent) or other legal restraint or prohibition issued by any Court or Governmental Authority of competent jurisdiction that has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting the consummation of the transactions contemplated hereby, and (ii) there shall not be any Law or Order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby which makes the consummation of the transactions contemplated hereby illegal. (b) Waiting Period. Any required waiting period under the HSR Act shall have expired or been terminated. 6.2 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver in writing at or prior to the Closing of the following additional conditions: (a) Representations and Warranties. (i) The Fundamental Representations of the Seller Parties shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date in all material respects, and (ii) each of the other representations and warranties of the Seller Parties contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Company Material Adverse Effect, shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date with the same effect as if made on and as of the Closing Date (other than such representations and warranties that are made as of a specified date, which representations and warranties shall be true and correct as of such date), in the case of the foregoing clause (ii), except where the failure of any such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (b) Covenants and Agreements. The Seller Parties shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it or them on or prior to the Closing Date; (c) Closing Deliveries. Seller shall have delivered or caused to be delivered to Buyer each of the documents required to be delivered pursuant to Section 2.3(a); (d) No Litigation. No Proceeding shall be pending or threatened before any Governmental Authority that could reasonably be expected to prevent the consummation of the purchase and sale of the Membership Interests or the Minority-Owned Shares or any other material transaction contemplated by the Transaction Documents, declare unlawful the transactions contemplated by this Agreement, cause such transactions to be rescinded or materially and adversely affect Buyer or the right of Buyer to own, operate or conduct the Company or its - 66 -

Subsidiaries or their respective businesses, and no Order shall have been issued by any Governmental Authority that has any of the foregoing effects; (e) Approvals. All consents, approvals or authorizations of, declarations or filings with or notices to any Governmental Authority required to be obtained or made prior to the Closing Date in connection with the transactions contemplated hereby, including the Required Governmental Approvals set forth in Section 3.6(b) of the Seller Disclosure Schedule and those approvals set forth in Section 4.3 of the Buyer Disclosure Schedule, shall have been obtained or made and shall be in full force and effect and all waiting periods required by applicable Law shall have expired or been terminated, in each case without the imposition of a Burdensome Condition on the Buyer; (f) Material Adverse Effect. Since the date hereof, there shall not have been any Company Material Adverse Effect; (g) Offer Letters. Wade Rugenstein’s offer letter from Buyer or the Company has been executed by such Continuing Key Employee and otherwise is in full force and effect as of the Closing Date in accordance with Section 5.12(h); provided, however, that this Section 6.2(g) shall be inapplicable if such Continuing Key Employee dies or becomes disabled on or before the Closing Date; (h) Excluded Investments. Each Excluded Investment shall have been sold, transferred or otherwise disposed of in accordance with Section 5.19(b); (i) Third Party Consents. The parties shall have received the consents set forth on Annex F; (j) Material Detrimental Event. There shall not be any Material Detrimental Event existing on the Closing Date; and (k) Real Estate Matters. Seller shall have delivered to Buyer evidence that the Keller Springs Property is (or will be after giving effect to the transaction contemplated by this Agreement) owned by Seller or an Affiliate of Seller (other than the Company or its Subsidiaries), free and clear of all Liens. (l) Acknowledgment Letter. The acknowledgment letter dated the date hereof among the shareholders of Seller, Seller and Buyer shall be in full force and effect. 6.3 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver in writing at or prior to the Closing of the following additional conditions: (a) Representations and Warranties. (i) The Fundamental Representations of Buyer shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date in all material respects, and (ii) each of the other representations and warranties of Buyer contained in this Agreement (other than the Fundamental Representations), disregarding all qualifications or exceptions contained therein relating to materiality or Buyer Material Adverse Effect, shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date with the - 67 -

same effect as if made on and as of the Closing Date (other than such representations and warranties that are made as of a specified date, which representations and warranties shall be true and correct as of such date), in the case of the foregoing clause (ii), except where the failure of any such representations and warranties to be so true and correct would not reasonably expected to have, individually or in the aggregate, a Buyer Material Adverse Effect; (b) Covenants and Agreements. Buyer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date; (c) Closing Deliveries. Buyer shall have delivered or caused to be delivered to the Seller Parties each of the documents required to be delivered pursuant to Section 2.3(b); and (d) Approvals. All consents, approvals or authorizations of, declarations or filings with or notices to any Governmental Authority required to be obtained or made prior to the Closing Date in connection with the transactions contemplated hereby, including the Required Governmental Approvals set forth in Section 3.6(b) of the Seller Disclosure Schedule and those set forth in Section 4.3 of the Buyer Disclosure Schedule, shall have been obtained or made and shall be in full force and effect and all waiting periods required by applicable Law shall have expired or been terminated. ARTICLE VII. TERMINATION PRIOR TO CLOSING 7.1 Termination. This Agreement may be terminated at any time prior to the Closing: (a) by mutual written consent of Buyer and Seller; (b) by either Buyer or Seller in writing, if the Closing has not occurred on or prior to the Outside Date, unless the failure of the Closing to occur has been principally caused by a material breach of this Agreement by the party seeking to terminate this Agreement. “Outside Date” means September 30, 2019; provided, however, that (i) the Outside Date shall be extended to December 31, 2019 (A) automatically if, prior to September 30, 2019, Buyer has satisfied all conditions to Closing set forth in Section 6.3 other than obtaining approval from the Insurance Regulator in New York or Texas as contemplated by Section 5.3 and Buyer has maintained efforts to obtain such approval, or (B) at the election of Seller, by written notice to Buyer at any point prior to September 30, 2019; (c) by Seller or Buyer in writing, if there shall be any order, injunction or decree of any Governmental Authority that prohibits or restrains any party from consummating the transactions contemplated hereby, and such order, injunction or decree shall have become final and non- appealable, unless the fact that such order, injunction or decree has become final and non- appealable has been principally caused by a material breach of this Agreement by the party seeking to terminate this Agreement; or (d) by either Seller or Buyer (but only so long as Seller or Buyer, as applicable, is not in material breach under this Agreement) in writing, if a breach of any provision of this Agreement that has been committed by the other party would cause the failure of any mutual condition to - 68 -

Closing or any condition to Closing for the benefit of the non-breaching party and such breach is not capable of being cured by the Outside Date. 7.2 Effect of Termination. If this Agreement is terminated pursuant to Section 7.1, this Agreement shall become null and void and of no further force and effect without liability of either party (or any Representative of such party) to the other party to this Agreement; provided, that no such termination shall relieve a party from liability for any material breach of this Agreement occurring prior to such termination. Notwithstanding the foregoing, Section 1.1, Section 5.2(b), this Section 7.2 and Article IX shall survive termination hereof pursuant to Section 7.1. ARTICLE VIII. TAX MATTERS The following provisions shall govern the allocation of responsibility as between Buyer and Seller for certain Tax matters following the Closing Date: 8.1 Responsibility for Filing Tax Returns. (a) Filing of Tax Returns. Seller shall prepare or cause to be prepared and file or cause to be filed (i) all Tax Returns that include the Company or its Subsidiaries and that are due to be filed prior to the Closing Date and (ii) all U.S. federal, state and local consolidated, affiliated, combined or similar Tax Returns that include Seller, the Company and the Company’s Subsidiaries that relate solely to Pre-Closing Tax Periods. Buyer shall prepare or cause to be prepared and file or cause to be filed all other Tax Returns for the Company and its Subsidiaries. All Tax Returns that include Pre-Closing Tax Periods shall be prepared in a manner consistent with the Company’s and its Subsidiaries’ past practice and custom unless otherwise required by applicable Law. (b) Review Rights. Buyer shall provide Seller with drafts of all Tax Returns that Buyer is obligated to prepare under Section 8.1(a) to the extent such Tax Returns include Pre-Closing Tax Periods, no later than twenty (20) days prior to the due date for filing thereof. Seller shall have the right to review and provide reasonable comments on such Tax Returns during the fifteen (15) days following the receipt of such Tax Returns, which reasonable comments shall be accepted by Buyer and reflected in the applicable Tax Return. 8.2 Straddle Periods. For purposes of this Agreement, whenever it is necessary to determine the liability for Taxes of the Company and its Subsidiaries for any Straddle Period, the determination of the Taxes of the Company and its Subsidiaries for the portion of the Straddle Period including and ending on, and the portion of the Straddle Period beginning immediately after, the Closing Date shall be determined by assuming that the Straddle Period consisted of two (2) taxable years or periods, one which ended at the close of the Closing Date and the other which began at the beginning of the day immediately after the Closing Date, and items of income, premiums, gain, deduction, loss or credit (or other relevant Tax items) of the Company and its Subsidiaries for the Straddle Period shall be allocated between such two taxable years or periods on a “closing of the books basis” by assuming that the books of the Company and its Subsidiaries were closed at the close of the Closing Date; provided, however, that (i) exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, and (ii) periodic Taxes (other than income, franchise/capital, sales, use, or withholding Taxes) such as - 69 -

real and personal property Taxes, shall be apportioned ratably between such periods based on the number of days for the portion of the Straddle Period ending on and including the Closing Date, on the one hand, and the number of days for the portion of the Straddle Period beginning on and including the day immediately after the Closing Date, on the other hand. 8.3 Tax Covenants. (a) Buyer shall not cause or permit the Company or its Subsidiaries to take any action on the Closing Date that is outside the ordinary course of business, if such action could have the effect of increasing the Tax liability or reducing any Tax asset of the Company, any Subsidiary of the Company or Seller in respect of any Pre-Closing Tax Period or increasing the liability of Seller under this Agreement. (b) Buyer covenants that without the prior written consent of Seller it shall not, and shall not cause or permit its Subsidiaries to, make or change any material Tax election, amend any Tax Return, take any Tax position on any Tax Return, or compromise or settle any Tax liability, in each case if such action could have the effect of increasing the Tax liability or reducing any Tax asset of the Company, any Subsidiary of the Company or Seller in respect of any Pre-Closing Tax Period or increasing the liability of Seller under this Agreement. (c) Seller covenants that without the prior written consent of Buyer it shall not, and shall not cause or permit its Subsidiaries to, amend any Tax Return or compromise or settle any Tax liability, in each case if such action could have the effect of increasing the Tax liability or reducing any Tax asset of the Company, any Subsidiary of the Company or Buyer in respect of any Post-Closing Tax Period. (d) After the Closing Date, Buyer and its Affiliates shall not, without the written consent of Seller, agree to the waiver or any extension of the statute of limitations relating to any Taxes of the Company or any of its Subsidiaries for any Pre-Closing Tax Period. (e) Any Tax refund received by Buyer or its Subsidiaries that relates to a Pre-Closing Tax Period of the Company or any Subsidiary of the Company shall be for the account of Seller. Buyer shall pay or cause to be paid any such refund to Seller within fifteen (15) days after receipt thereof, reduced by any increase in the federal income taxes owed, in the aggregate, by Buyer or its Subsidiaries attributable to such refund. All other Tax refunds that relate to the Company or any Subsidiary of the Company shall be for the account of Buyer. Seller shall pay or cause to be paid any such refund to Buyer within fifteen (15) days after receipt thereof, reduced by any increase in the federal income taxes owed, in the aggregate, by Seller or its Subsidiaries attributable to such refund. 8.4 Contests Related to Taxes. Notwithstanding Section 9.5, in the event Buyer receives notice of a claim by a Governmental Authority in respect of Taxes of the Company or its Subsidiaries (other than Taxes imposed under any U.S. federal, state and local consolidated, affiliated, combined or similar Tax Returns that include Seller, the Company and the Company’s Subsidiaries) for any Tax period ending on or before the Closing Date (a “Tax Claim”), Buyer shall give written notice to Seller of such claim; provided, however, that the failure to give such notice shall not relieve Seller from any obligation under this Agreement unless Seller is actually - 70 -

harmed by such failure. Seller shall have the right to defend any Tax Claim for which Seller would have an indemnification obligation hereunder so long as (i) Seller gives written notice to Buyer within fifteen (15) Business Days after Buyer has given written notice of the Tax Claim, and (ii) Seller conducts the defense of the Tax Claim actively and diligently. Buyer may retain separate co-counsel at its sole cost and expense and consult in the defense of the Tax Claim. Buyer shall also be permitted to receive copies of any pleadings, correspondence with the Governmental Authority or any Court handling the Tax Claim, and other documents filed with the Governmental Authority or such Court as Buyer may reasonably request related to the Tax Claim and to attend any and all meetings, hearings and proceedings concerning such Tax Claim. If Seller does not assume the defense of any Tax Claim (including if Seller does not deliver the notice required by this Section 8.4), Buyer may defend such Tax Claim at the sole cost and expense of Seller. In any such case, Buyer will not consent to a settlement of, or the entry of any judgment arising from, any such claim without the prior written consent of Seller (such consent not to be unreasonably withheld, conditioned or delayed). If Seller conducts the defense of a Tax Claim, Seller will keep Buyer reasonably informed as to the status of such Tax Claim, including all compromise or settlement offers. Seller shall consult with Buyer prior to the settlement of any such Tax Claim and shall obtain the prior written consent of Buyer prior to the settlement of any such Tax Claim that would adversely affect Buyer or its Affiliates in any taxable period ending after the Closing Date (such consent not to be unreasonably withheld, conditioned or delayed). 8.5 Cooperation on Tax Matters. Buyer and Seller shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Article VIII and any audit, litigation or other Proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information that are reasonably relevant to any such audit, litigation or other Proceeding and making Employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Any information obtained pursuant to this Section 8.5 or pursuant to any other Section hereof providing for the sharing of information or review of any Tax Return or other schedule relating to Taxes with respect to the Company or any of its Subsidiaries shall be kept confidential by the parties hereto and their respective legal and Tax advisors. 8.6 Transfer Taxes. Any transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including any penalties and interest) incurred in connection with the transactions contemplated hereby shall be borne equally by Buyer and Seller. 8.7 Section 338(h)(10) Election. (a) Buyer and Seller shall make a joint election under Section 338(h)(10) of the Code and comparable provisions of state law with respect to each Subsidiary of the Company (a “Section 338(h)(10) Election”) and shall timely file with the proper authorities executed copies of Internal Revenue Service Forms 8023 and 8883, and any similar state forms, with respect to each designated Subsidiary of the Company. (b) As soon as practicable after the Closing Date, but in no event later than 150 days after the Closing Date Buyer shall deliver to Seller a written notice setting forth (with reasonable specificity) Buyer’s good faith calculation of the aggregate deemed sales price (ADSP) - 71 -

and adjusted grossed up basis (AGUB) within the meaning of the Treasury Regulations under Section 338 of the Code and the allocation thereof among the assets of the Company and each relevant Subsidiary of the Company, as applicable, in accordance with the principles of the applicable Treasury Regulations, including, but not limited to, Treasury Regulation Sections 1.338-6 and 1.338-7 (the “Buyer’s Allocation”). Within thirty (30) days after receipt thereof, Seller shall deliver to Buyer written notice indicating whether Seller disagrees with the Buyer’s Allocation. If Seller agrees with the Buyer’s Allocation, or if Seller fails to deliver such written notice within thirty (30) days the Buyer’s Allocation shall constitute the agreed-upon Allocation (the “Agreed Allocation”). If Seller provides timely written notice to Buyer of any disagreement with the Buyer’s Allocation, the parties shall negotiate in good faith to determine the Agreed Allocation. If they do not reach agreement within thirty (30) days after commencing negotiations, the parties shall promptly submit the items in dispute to a mutually agreed-upon nationally- recognized accounting firm (or if they cannot mutually agree on such firm, each party shall select a nationally-recognized accounting firm which two firms shall agree on a third nationally- recognized accounting firm) (the “Accounting Arbitrator”) to resolve the dispute. The Accounting Arbitrator shall determine the Agreed Allocation in accordance with the Treasury Regulations, and deliver to Buyer and Seller the Agreed Allocation as soon as possible, but not later than the thirtieth day after the Accounting Arbitrator is instructed to resolve the dispute. Any expenses relating to the engagement of the Accounting Arbitrator shall be shared equally by the parties. (c) Each of the parties shall file or cause to be filed all relevant Tax Returns consistent with the Agreed Allocation and shall not take any position inconsistent with the Agreed Allocation. ARTICLE IX. SURVIVAL AND INDEMNIFICATION 9.1 Survival of Representations and Warranties. All representations and warranties made by the Seller Parties and Buyer in this Agreement shall survive the Closing Date and expire on the date that is eighteen (18) months from the Closing Date; provided, however, that the representations and warranties set forth in Section 3.19 (Taxes) shall expire on the date that is six (6) years from the Closing Date and the representations and warranties set forth in Sections 3.1 (Organization and Qualification), 3.3 (Capitalization), 3.4 (Subsidiaries), 3.5 (Authority; Enforceability), 3.29 (Brokers), 4.1 (Organization), 4.2 (Authority; Enforceability) and 4.6 (Brokers) (the “Fundamental Representations”) shall survive the Closing and expire on the date that is thirty (30) days after the expiration of the applicable statute of limitations. The covenants or other agreements made by the Seller Parties or Buyer in this Agreement which by their terms contemplate performance prior to the Closing Date shall survive the Closing Date and expire on the date that is eighteen (18) months from the Closing Date. The covenants or other agreements made by the Seller Parties or Buyer which by their terms contemplate performance after the Closing Date shall survive the Closing and expire on the date that is the earlier of (i) thirty (30) days after the expiration of the applicable statute of limitations and (ii) the period explicitly specified therein plus a period of six (6) months. The period of time a covenant, agreement, representation or warranty survives the Closing pursuant to this Section 9.1 shall be the “Survival Period” with respect to such covenant, agreement, representation or warranty. The parties acknowledge that the time periods set forth in this Article IX for the assertion of claims under this Agreement are the result of arms-length negotiation among the parties and that the parties intend for such time periods to be enforced as agreed by the parties. - 72 -

9.2 Indemnification. (a) Subject to the limitations set forth in this Article IX, each Minority Shareholder shall, severally and not jointly, indemnify and hold harmless Buyer, its Affiliates (including the Company and its Subsidiaries) and their respective Representatives (the “Buyer Indemnified Persons”) from and against Indemnifiable Losses incurred by them arising out of or resulting from any of the following matters: (i) Any breach of any representation or warranty of such Minority Shareholder or its trustee contained in Section 3.5; or (ii) any breach by such Minority Shareholder of its covenants or obligations contained in Section 5.10; (b) Subject to the limitations set forth in this Article IX, Seller shall indemnify and hold harmless the Buyer Indemnified Persons from and against Indemnifiable Losses incurred by them arising out of or resulting from any of the following matters: (i) any breach of any representation or warranty of any Seller Party (including a Minority Shareholder) contained in this Agreement or in any certificate furnished by Seller pursuant to this Agreement (other than those with respect to any Fundamental Representation by the Seller Parties); (ii) any breach of any representation or warranty of any Fundamental Representation of any Seller Party (including a Minority Shareholder) made in this Agreement or in any certificate furnished by Seller pursuant to this Agreement with respect thereto; (iii) any breach or nonfulfillment by Seller of its covenants or agreements contained in this Agreement or any other Transaction Document; (iv) any Excluded Liabilities; and (v) the amount by which the final proceeds received by the Company and its Subsidiaries in respect of the mortgage loan for the real property in Yermo, California is less than the unpaid principal and accrued interest for such loan. (c) Subject to the limitations set forth in this Article IX, Buyer shall indemnify and hold harmless the Seller Parties, their Affiliates and their respective Representatives, successors and permitted assigns (the “Seller Indemnified Persons”) from and against any Indemnifiable Losses incurred by them arising out of or resulting from any of the following matters: (i) any breach of any representation or warranty of Buyer contained in this Agreement or in any certificate furnished by Buyer pursuant to this Agreement (other than with respect to any Fundamental Representations by Buyer); - 73 -

(ii) any breach of any representation or warranty of any Fundamental Representation of Buyer made in this Agreement or in any certificate furnished by Buyer pursuant to this Agreement with respect thereto; or (iii) any breach or nonfulfillment by Buyer of its covenants or agreements contained in this Agreement or any other Transaction Document. (d) For purposes of determining whether any representation or warranty has been breached and the amount of the Indemnifiable Losses under this Article IX, each representation and warranty contained in this Agreement (other than the first sentence of Section 3.14) shall be read without regard to any materiality, Company Material Adverse Effect or Buyer Material Adverse Effect qualifier contained therein. 9.3 Certain Limitations. (a) No party shall be obligated to indemnify and hold harmless its respective Indemnitees under the R&W Indemnifications (i) unless and until the aggregate amount of all Indemnifiable Losses of the Indemnitees under such R&W Indemnifications, as the case may be, exceeds $2,000,000 (the “Deductible”), at which point such Indemnitor shall be liable to its respective Indemnitees for the value of the Indemnitee’s claims under the applicable R&W Indemnifications, for amounts in excess of the Deductible, subject to the limitations set forth in this Article IX. No party shall be obligated to indemnify and hold harmless its respective Indemnitees under the R&W Indemnities, as the case may be, for any individual Indemnifiable Loss, series of related Indemnifiable Losses, which does not exceed $50,000 (which Indemnifiable Loss(es) shall not be counted toward the Deductible). Except in the case of fraud, intentional misrepresentation, or intentional concealment, the maximum aggregate liability of Seller for any and all Indemnifiable Losses under Section 9.2(b)(i) shall be the Escrow Amount. Except in the case of fraud, intentional misrepresentation, or intentional concealment, the maximum aggregate liability of Buyer for any and all Indemnifiable Losses under Section 9.2(c)(i), shall be $20,000,000. (b) Except in the case of fraud, intentional misrepresentation, or intentional concealment, the maximum aggregate liability of Seller, on the one hand, and Buyer on the other hand, to their respective Indemnitees for any and all Indemnifiable Losses under Section 9.2(b)(ii), in the case of Seller, or Section 9.2(c)(ii), in the case of Buyer, shall be an amount equal to one hundred percent (100%) the Purchase Price. (c) Except in the case of fraud, intentional misrepresentation, or intentional concealment, the maximum aggregate liability of any Minority Shareholder to its Indemnitees for any and all Indemnifiable Losses under Section 9.2(a)(i) shall be one hundred percent (100%) of such Minority Shareholder's Pro Rata Percentage of the Purchase Price. (d) The representations, warranties and covenants of the Seller Parties, and the Buyer Indemnified Persons’ rights to indemnification with respect thereto, shall not be affected or deemed waived by reason of (and the Buyer Indemnified Persons shall be deemed to have relied upon the representations and warranties of the Seller Parties set forth herein notwithstanding) (i) any investigation made by or on behalf of any of the Buyer Indemnified Persons (including any of - 74 -

their Representatives) or by reason of the fact that any of the Buyer Indemnified Persons or their Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate, regardless of whether such investigation was made or such knowledge was obtained before or after the execution and delivery of this Agreement or (ii) Buyer’s waiver of any condition set forth in Article VI. (e) Once an Indemnifiable Loss is agreed to by the Indemnitor or finally adjudicated to be payable pursuant to this Article IX, the Indemnitor shall satisfy its obligations within ten (10) Business Days; provided, that subject to Section 9.7 hereof, the sole and exclusive remedy of Buyer Indemnified Persons for Indemnifiable Losses pursuant to Section 9.2(b)(i) (other than actions or claims based on fraud, intentional misrepresentation, intentional misconduct or intentional concealment) will be to make a claim in respect of, and to the extent of, the Escrowed Funds, in accordance with the terms of Section 2.6, this Article IX and the Escrow Agreement, and at such time that the Escrowed Funds is reduced to zero, the Buyer Indemnified Persons will have no further right to indemnification under Section 9.2(b)(i) (other than actions or claims based on fraud, intentional misrepresentation, or intentional concealment). Any indemnification of a Buyer Indemnified Person pursuant to Section 9.2(a) or Section 9.2(b) (ii), (iii), (iv) or (v), subject to the terms and limitations herein, may be made, in Buyer’s discretion, directly against the applicable Seller Parties or, to the extent available, against the Escrowed Funds. 9.4 Definitions. As used in this Agreement: (a) “Indemnitee” means any Person entitled to indemnification under this Agreement; (b) “Indemnitor” means any Person required to provide indemnification under this Agreement; (c) “Indemnifiable Losses” means any and all damages, losses, liabilities, obligations, costs and expenses (including reasonable attorneys’ fees and expenses), and any claim properly paid to a third party in connection with a Third Party Claim, provided, that Indemnifiable Losses shall exclude punitive, consequential, special and indirect damages (including any damages based on any type of multiple), and provided, further, that Indemnifiable Losses may include damages for (or calculated on the basis of) lost profits or diminution of value to the extent that such lost profits or diminution of value are within the reasonable contemplation of the parties and are the direct and reasonably foreseeable consequence of the breach or alleged breach giving rise to the claim on which such Indemnifiable Losses are based and can be proven with reasonable certainty. (d) “Indemnity Payment” means any amount of Indemnifiable Losses required to be paid pursuant to this Agreement; and (e) “Third Party Claim” means any claim, action, suit, or proceeding made or brought by any Person that is not an Indemnitee. 9.5 Procedures for Third Party Claims. (a) If any Indemnitee receives notice of assertion or commencement of any Third Party Claim against such Indemnitee in respect of which an Indemnitor may be obligated to provide indemnification under this Agreement, the Indemnitee shall give such Indemnitor reasonably - 75 -

prompt written notice (but in no event later than thirty (30) days after becoming aware) thereof and such notice shall include a reasonable description of the claim and any documentation of the Third Party Claim and, to the extent identifiable, an estimate of the Indemnifiable Loss and shall reference the specific sections of this Agreement that form the basis of such claim; provided, that no delay on the part of the Indemnitee in notifying any Indemnitor shall relieve the Indemnitor from any obligation hereunder unless (and then solely to the extent) the Indemnitor is actually prejudiced by such delay (except that the Indemnitor shall not be liable for any expenses incurred during the period in which the Indemnitee failed to give such notice). Thereafter, the Indemnitee shall deliver to the Indemnitor, promptly after the Indemnitee’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim. (b) Subject to this Section 9.5(b), the Indemnitor shall be entitled to participate in the defense of any Third Party Claim and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnitor that is reasonably acceptable to the Indemnitee. Should the Indemnitor so elect to assume the defense of a Third Party Claim, the Indemnitor shall not as long as it conducts such defense be liable to the Indemnitee for legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof except as set forth in the next sentence. If the Indemnitor assumes such defense, the Indemnitee shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnitor; provided, that Indemnitee shall have the right to assume the defense and/or receive reimbursement from Indemnitor for the costs and expense of such separate counsel if (i) Indemnitor and Indemnitee are both named parties to the proceedings and Indemnitee shall have concluded in good faith that representation of both parties by the same counsel would be inappropriate due to actual or reasonably foreseeable differing interests between them or the availability to Indemnitee of one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to Indemnitor in respect thereof or (ii) Indemnitor fails to diligently defend a Third Party Claim for which it has assumed defense. The Indemnitor shall be liable for the reasonable fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnitor has not assumed the defense thereof (other than during any period in which the Indemnitee shall have not yet given notice of the Third Party Claim as provided above). In no event shall the Indemnitee’s right to indemnification for a Third Party Claim be adversely affected by its assumption of the defense of such Third Party Claim. All of the parties hereto shall reasonably cooperate in the defense of any Third Party Claim. Such cooperation shall include the retention and (upon request) the provision to the other of reasonably requested records and information that are relevant to such Third Party Claim, and making employees reasonably available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnitor shall have assumed the defense of a Third Party Claim, the Indemnitee shall not pay, settle, compromise or discharge, such Third Party Claim without the Indemnitor’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). If the Indemnitor has assumed the defense of a Third Party Claim, the Indemnitor may only pay, settle, compromise or discharge a Third Party Claim with the Indemnitee’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided, that the Indemnitor may pay, settle, compromise or discharge such a Third Party Claim without the written consent of the Indemnitee if such settlement (i) includes a release of the Indemnitee from all liability in respect of such Third Party Claim, (ii) does not subject the Indemnitee to any injunctive relief or other equitable remedy, (iii) does not include a statement or - 76 -

admission of fault, culpability or failure to act by or on behalf of the Indemnitee and (iv) only involves the payment of monetary damages by the Indemnitor. 9.6 Direct Claims. The Indemnitor will have a period of thirty (30) days within which to respond in writing to any written claim by an Indemnitee on account of an Indemnifiable Loss that does not result from a Third Party Claim. If the Indemnitor does not so respond within such thirty (30) day period, the Indemnitor will be deemed to have rejected such claim, in which event the Indemnitee will be entitled to pursue such remedies as may be available to the Indemnitee. 9.7 Adjustment to Purchase Price. The parties agree that any indemnification payments made pursuant to this Agreement shall be treated for income Tax purposes as an adjustment to the Purchase Price, unless otherwise required by applicable Law. ARTICLE X. MISCELLANEOUS 10.1 Amendment. This Agreement may not be amended other than in an instrument in writing signed by all of the parties hereto; provided any amendment to this Agreement that does not negatively impact the rights of the Minority Shareholders will be enforceable if in writing and signed by both of Buyer and Seller. 10.2 Waiver. Any party hereto may extend the time for the performance of any of the obligations or other acts required to be performed by another party hereunder, waive any inaccuracies in the representations and warranties of another party contained herein or in any document delivered pursuant hereto and waive compliance with any of such party’s agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. 10.3 Expenses. Except as otherwise expressly provided herein, the parties shall pay their own fees and expenses (including attorneys’ and accountants’ fees and expenses) in connection with the negotiation of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not). 10.4 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by nationally recognized overnight courier or by registered or certified mail (postage prepaid, return receipt requested), or sent by email, as follows: (a) If to Buyer: Horace Mann Educators Corporation 1 Horace Mann Place Springfield, IL 62715 Attention: Donald M. Carley, SVP & General Counsel Email: Donald.Carley@horacemann.com - 77 -

with a copy (which shall not constitute notice) to: Eversheds Sutherland (US) LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001 Attention: Ling Ling E-mail: lingling@eversheds-sutherland.com Telephone: 202-383-0236 (b) If to Seller: Ellard Family Holdings, Inc. 5001 Spring Valley Road, Suite 1040E Dallas, TX 75244 Attention: Betty Jo Ellard, President E-mail: ellard@sbcglobal.net Telephone: 972-982-8250 with a copy (which shall not constitute notice) to: Winstead PC 2728 N. Harwood Drive, #500 Dallas, TX 75201 Attn: Tom Helfand E-mail: thelfand@winstead.com Attn: Andrew Ostapko E-mail: aostapko@winstead.com (c) If to Ellard: c/o Ellard Family Holdings, Inc. 5001 Spring Valley Road, Suite 1040E Dallas, TX 75244 Attention: Betty Jo Ellard, President E-mail: ellard@sbcglobal.net Telephone: 972-982-8250 with a copy (which shall not constitute notice) to: Winstead PC 2728 N. Harwood Drive, #500 Dallas, TX 75201 Attn: Tom Helfand E-mail: thelfand@winstead.com Attn: Andrew Ostapko - 78 -

E-mail: aostapko@winstead.com (d) If to the JCE Trust: c/o Ellard Family Holdings, Inc. 5001 Spring Valley Road, Suite 1040E Dallas, TX 75244 Attention: Betty Jo Ellard, President E-mail: ellard@sbcglobal.net Telephone: 972-982-8250 with a copy (which shall not constitute notice) to: Winstead PC 2728 N. Harwood Drive, #500 Dallas, TX 75201 Attn: Tom Helfand E-mail: thelfand@winstead.com Attn: Andrew Ostapko E-mail: aostapko@winstead.com or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance with this Section 10.4. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of email, upon confirmed receipt. 10.5 Specific Performance. The Seller Parties acknowledge and agree that Buyer could be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or any provisions are breached and that any breach of this Agreement by the Seller Parties may not be adequately compensated by monetary damages. Accordingly, the Seller Parties agree that, in addition to any other right or remedy to which Buyer may be entitled (subject to the limitations herein), at Law or in equity, it will be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of the provisions of this Agreement, without posting any bond or other undertaking. Buyer acknowledges and agrees that the Seller Parties could be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or any provisions are breached and that any breach of this Agreement by Buyer may not be adequately compensated by monetary damages. Accordingly, Buyer agrees that, in addition to any other right or remedy to which the Seller Parties may be entitled (subject to the limitations herein), at Law or in equity, the Seller Parties will be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of the provisions of this Agreement, without posting any bond or other undertaking. - 79 -

10.6 Interpretation. When a reference is made in this Agreement to a Section, Exhibit, Annex or Schedule, such reference shall be to a Section of, or an Exhibit, Annex or Schedule to, this Agreement unless otherwise indicated. Any fact or item disclosed in any section of each of the Buyer Disclosure Schedule and Seller Disclosure Schedule shall be deemed disclosed in all other sections of such Disclosure Schedule to the extent the applicability of such fact or item to such other section of such Disclosure Schedule is reasonably apparent. Disclosure of any item in the Buyer Disclosure Schedule or the Seller Disclosure Schedule, as the case may be, shall not be deemed an admission that such item represents a material item, fact, exception of fact, event or circumstance or that occurrence or non-occurrence of any change or effect related to such item would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or Buyer Material Adverse Effect The table of contents, articles, titles and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. Whenever the word “Dollars” or the “$” sign appear in this Agreement, they shall be construed to mean United States Dollars, and all transactions under this Agreement shall be in United States Dollars. This Agreement has been fully negotiated by the parties hereto and shall not be construed by any Governmental Authority against either party by virtue of the fact that such party was the drafting party. 10.7 Severability. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms and provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to the parties. Upon such determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to amend or otherwise modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner such that the transactions contemplated hereby are fulfilled to the extent possible. 10.8 Entire Agreement; Third Party Beneficiaries. This Agreement and the Transaction Documents (including all exhibits and schedules hereto and thereto) and other documents and instruments delivered in connection herewith constitute the entire agreement and supersede all prior representations, agreements, understandings and undertakings, whether written or oral, among the parties, or any of them, with respect to the subject matter hereof and thereof, and no party is relying on any other prior oral or written representations, agreements, understandings or undertakings with respect to the subject matter hereof and thereof. Except as set forth in Article IX with respect to the Buyer Indemnified Persons and the Seller Indemnified Persons, nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person other than the parties hereto any right, remedy or claim under or by reason of this Agreement. 10.9 Assignment. Except as set forth in Section 2.1(b), this Agreement and the rights and obligations hereunder may not be assigned without the prior written consent of each of the parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. - 80 -

10.10 Failure or Indulgence Not Waiver; Remedies Cumulative No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor will any single or partial exercise of any such right preclude any other (or further) exercise thereof or of any other right. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. 10.11 Governing Law. This Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. 10.12 Jurisdiction; Enforcement. (a) Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any Court of the United States or the Delaware Court of Chancery, which in either case is located in the State of Delaware (each, an “Delaware Court”) for purposes of enforcing this Agreement or determining any claim arising from or related to the transactions contemplated by this Agreement. In any such action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claim that it is not subject to the jurisdiction of any such Delaware Court, that such action, suit or other proceeding is not subject to the jurisdiction of any such Delaware Court, that such action, suit or other proceeding is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper; provided, that nothing set forth in this sentence shall prohibit any of the parties hereto from removing any matter from one Delaware Court to another Delaware Court. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding will be conclusive and binding on such party and that such award or judgment may be enforced in any Court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment will be conclusive evidence of the fact and amount of such award or judgment. Any process or other paper to be served in connection with any action or proceeding under this Agreement shall, if delivered or sent in accordance with Section 10.4, constitute good, proper and sufficient service thereof. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.12. - 81 -

10.13 Certain Limitations. (a) Notwithstanding anything to the contrary contained herein, the other Transaction Documents, the Seller Disclosure Schedule or any of the Schedules, Annexes or Exhibits hereto or thereto, Buyer acknowledges and agrees that neither the Seller Parties nor any of their Affiliates (including the Company), nor any Representative of any of them, makes or has made, and Buyer has not relied on, any representation or warranty to Buyer, oral or written, express or implied, other than as expressly set forth in Article III or any certificate delivered by the Seller Parties pursuant to this Agreement. (b) Notwithstanding anything to the contrary contained in this Agreement, the other Transaction Documents, the Buyer Disclosure Schedule or any of the Schedules, Annexes or Exhibits hereto or thereto, the Seller Parties acknowledge and agree that neither Buyer nor any of its Affiliates, nor any Representative of any of them, makes or has made, and the Seller Parties have not relied on, any representation or warranty to the Seller Parties, oral or written, express or implied, other than as expressly set forth in Article IV or any certificate delivered by Buyer pursuant to this Agreement. 10.14 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile transmission or electronic transmission in portable document format (pdf)), which when taken together shall constitute one and the same agreement. 10.15 Post-Closing Representation. The parties acknowledge and agree that Winstead PC (“Winstead”) has acted as counsel to the Company and one or more of its Subsidiaries prior to the Closing Date. Buyer expressly and knowingly consents to Winstead representing the Seller Parties in any matter after the Closing that is or may be adverse to Buyer, the Company or the Company’s Subsidiaries, including any matter arising out of this Agreement or any Transaction Document. This consent constitutes an advance waiver of any conflict of interest claim against Winstead as a result of such firm representing the Company or any of its Subsidiaries in connection with the transactions contemplated hereby. In addition, Buyer, on behalf of itself and the Company, expressly and knowingly (a) acknowledges and agrees that all attorney-client privileged communications between Winstead, on the one hand, and the Seller Parties, the Company or any of the Company’s Subsidiaries (or any of their respective officers, directors, members, and employees) on the other hand, to the extent arising in connection with the negotiation, documentation and consummation of the transactions contemplated hereby are subject to the sole and absolute control of the Seller Parties, (b) waives any and all rights to obtain or otherwise control the disclosure of such communications, and (c) covenants and agrees not to assert any rights whatsoever with respect to such communications, other than any rights customarily available to an adverse party arising under applicable Law to obtain disclosure of such communications by legal process. The parties further agree that notwithstanding any law or rules to the contrary, all confidential communications described in clause (a) of this Section 10.15 will, at the discretion of Seller, remain privileged after the Closing and such privilege shall belong to Seller and not the Company or any of its Subsidiaries unless finally adjudicated to be not privileged by a court of law or unless waived under applicable Law. Notwithstanding the foregoing, in the event that a dispute arises between the Buyer, the Company or their Affiliates and a third party (other than a party to this Agreement or any of their respective Affiliates) after the Closing, the Company may assert the attorney-client privilege to prevent disclosure of confidential communications by - 82 -

Winstead to such third party or the use thereof by Winstead in connection with its representation of a party in such dispute; provided, however, that the Buyer and the Company may not waive such privilege without the prior written consent of the Seller Parties. [Remainder of this page intentionally left blank] - 83 -

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. HORACE MANN EDUC ORS CORPORATION By: Name: mita Z s Title: ,Preside .nd Chief Executive Officer ELLARD FAMILY HOLDINGS, INC. By: Name: Betty Jo Ellard Title: President BRIAN M. ELLARD THE JCE EXEMPT TRUST By: Name: J. Chad Ellard Title: Co-Trustee By: Name: James T. Langham, Jr. Title: Co-Trustee By: Name: John D. Furst Title: Co-Trustee [Signature Page to Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. HORACE MANN EDUCATORS CORPORATION By: Name: Title: ELLARD FAMILY HOLDINGS, INC. By: Name: Betty Jo • lard Title: President BRIAN M. ELLARD THE JCE Er l‘/IPT TRUST Name: J. Cha Title: Co-Trustee By: ..- Name: J e angham, Jr. Title: Co-Trustee By: • 'D. Name: Jo 4 D. Furst Title: Co- rustee [Signature Page to Purchase Agreement]

EXHIBIT A FORM OF ESCROW AGREEMENT [See attached.] EXHIBIT A-1

Exhibit A ESCROW AGREEMENT This Escrow Agreement dated as of ________, 2019 (the “Escrow Agreement”), is entered into by and among Horace Mann Educators Corporation, a Delaware corporation (“Buyer”), Ellard Family Holdings, Inc., a Nevada corporation (“Seller”), and [_______], a [________] banking corporation, as escrow agent (“Escrow Agent”). RECITALS: A. Buyer, Seller, Brian M. Ellard (“Ellard”), and The JCE Exempt Trust (the “Trust” and together with Ellard, the “Minority Shareholders,” and the Minority Shareholders, together with Seller, the “Seller Parties”) are parties to that certain Purchase Agreement, dated as of December 10, 2018 (the “Purchase Agreement”). B. Pursuant to the Purchase Agreement, Buyer, on behalf of the Seller, shall cause to be deposited Twenty Million Dollars ($20,000,000.00) (the “Escrow Amount”) with Escrow Agent. C. The purpose of the Escrow Amount is to secure certain obligations of the Seller Parties as contemplated by the Purchase Agreement. D. The execution and delivery of this Escrow Agreement is a condition precedent to the obligations of the parties to the Purchase Agreement to consummate the transactions contemplated by the Purchase Agreement. E. Buyer and Seller (individually, a “Party”, and collectively, the “Parties”) desire to appoint Escrow Agent as the escrow agent pursuant to this Escrow Agreement, and Escrow Agent desires to accept such appointment pursuant to this Escrow Agreement. F. Capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement. AGREEMENT: In consideration of the promises and agreements of the Parties and Escrow Agent and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and Escrow Agent agree as follows: Section 1. APPOINTMENT The Parties hereby appoint Escrow Agent as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

Section 2. ESCROW DEPOSIT 2.1 Receipt of Escrow Amount. At the Closing, Buyer shall, on behalf of the Seller, deliver the Escrow Amount to Escrow Agent by wire transfer in immediately available funds pursuant to Section 2.4(b)(iii) of the Purchase Agreement. Escrow Agent agrees to accept such sums for deposit in escrow pursuant to the provisions of this Escrow Agreement and agrees to promptly acknowledge to Buyer and Seller its receipt of the Escrow Amount. The Escrow Amount together with any interest, income or profits earned thereon (“Income”) as a result of the investment of the Escrow Amount in accordance with Section 2.2 hereof is hereafter referred to as the “Escrow Fund”. 2.2 Separate Account; Investments. (a) Escrow Agent shall establish a separate account (the “Escrow Account”) to hold the Escrow Fund. The Escrow Account shall be established by Escrow Agent at its office located at the notice address set forth in Section 5.3 in which to hold the Escrow Fund and any securities in which the Escrow Fund, from time to time, be invested. Escrow Agent shall keep appropriate records to reflect the current value from time to time of the Escrow Fund. Such records shall include appropriate adjustments for disbursements, Income earned and losses incurred. (b) During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by Escrow Agent in such investments (i) as shall from time to time be (a) selected by Seller with respect to, in each case, eligible investments in accordance with the investment guidelines set forth on the attached Exhibit A, which may be amended from time to time by joint written consent of the Parties (such investments, “Eligible Investments”), or (b) jointly selected by the Parties with respect to, in each case, any investments that are not Eligible Investments (“Other Investments”), and (ii) which are investments the Escrow Agent is able to hold. The Escrow Agent shall have no liability for any loss sustained as a result of any investment selected as indicated in the previous sentence or made pursuant to the instructions of the Seller with respect to Eligible Investments or the joint instructions of the Parties with respect to investments that are not Eligible Investments, as a result of any liquidation of any investment prior to its maturity or for failure of the Seller or the Parties, as the case may be, to give the Escrow Agent instructions or joint instructions, as the case may be, to invest or reinvest the Escrow Fund. In the absence of written instructions from Seller with respect to Eligible Investments, or joint written instructions from the Parties with respect to Other Investments, as to the investment of the Escrow Fund, the Escrow Fund shall be held uninvested. 2.3 Releases from the Escrow Fund. Upon receipt by Escrow Agent of a joint written instruction in the form of Exhibit B hereto that is jointly executed by an Authorized Person from each Party (a “Joint Instruction”), Escrow Agent shall promptly distribute from the Escrow Account an amount of funds in accordance with such Joint Instruction by wire transfer in immediately available funds. Any such distribution shall be made first from funds immediately available in the Escrow Account (if any) and, with respect to the remaining balance of such 2 distribution amount for which funds are not immediately available in the Escrow Account (the “Liquidation Amount”), Escrow Agent shall liquidate such investments in the Escrow Account, as Escrow Agent may select in its sole discretion in accordance with current market practices, as needed for there to be immediately available funds in the Escrow Account in an amount equal to or greater than the Liquidation Amount. The Escrow Fund will only be distributed to an authorized account listed in Exhibit C, which may be amended from time to time in writing by the Parties. 2.4 Income Tax Allocation and Reporting. Escrow Agent does not have any interest in the Escrow Fund but is serving as escrow holder only and as having possession of the Escrow Fund only for purposes of this Agreement. All Income earned from investment of the Escrow Amount shall, as of the end of each calendar, be reported as having been earned by Seller, whether or not such Income was disbursed during such calendar year, and Seller shall take into account for tax purposes all such Income and shall be entitled to any related deductions, credits and losses. No later than fifteen (15) days following the end of each calendar quarter in which Income is earned on the Escrow Amount, the Escrow Agent shall distribute funds in the Escrow Account to Seller in an amount equal to the net amount of such Income during such calendar quarter, by wire transfer to the authorized account of Seller set forth on Exhibit C. Any payments of Income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The Seller will provide Escrow Agent with appropriate executed and correct Internal Revenue Forms W-9, W-8 or W-8BEN-E, as the case may be, for U.S. tax purposes, and will inform Escrow Agent as to the proper allocation of Income in respect of the Escrow Fund for annual and periodic tax and other reporting purposes. It is understood that Escrow Agent shall be responsible for tax reporting only with respect to Income earned on investment of funds that are a part of the Escrow Fund and is not responsible for any other tax reporting. 2.5 Termination. This Escrow Agreement shall terminate upon the earlier to occur of (i) distribution or disbursement by Escrow Agent of the entire Escrow Fund in accordance with the terms hereof, and (ii) upon receipt by Escrow Agent of a joint notice of termination signed by an Authorized Person from each Party. Upon such receipt by Escrow Agent, Escrow Agent shall promptly deliver the Escrow Fund, less the amount of fees, costs and expenses or other obligations owed to Escrow Agent, as directed by the Parties in such joint notice of termination. 2.6 Authorized Persons. In connection with the execution of this Escrow Agreement, each Party shall deliver to Escrow Agent an authorized persons’ form (an “Authorized Persons Form”) in the form of Exhibit D-1, in the case of Buyer, and Exhibit D-2, in the case of Seller, which shall provide for the incumbency and specimen signature of at least two (2) officers or other representatives of such Party authorized to act for and give and receive notices, requests and instructions on behalf of such Party in connection with this Escrow Agreement (each such officer or other representative, an “Authorized Person”). From time to time, a Party may revise their respective Authorized Persons Form by delivering to Escrow Agent a revised Authorized Persons Form, which shall include the changes made to the previously given Authorized Persons Form (a “Revised Authorized Persons Form”). However, Escrow Agent shall be entitled to rely conclusively on the then-current Authorized Persons Form until Escrow Agent acknowledges receipt of the Revised Authorized Persons Form to an applicable Authorized Person. 3

Section 3. DUTIES OF ESCROW AGENT 3.1 Scope of Responsibility. Notwithstanding any provision to the contrary, Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature. Under no circumstances will Escrow Agent be deemed to be a fiduciary to any Party or any other person under this Escrow Agreement. Escrow Agent will not be responsible or liable for the failure of any Party to perform in accordance with this Escrow Agreement. Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to Escrow Agent; and Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document, and Escrow Agent has no duties or obligations with respect thereto. This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement. 3.2 Attorneys and Agents. Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken in good faith by Escrow Agent in accordance with the written advice of legal counsel retained or consulted by Escrow Agent. Escrow Agent shall be reimbursed as set forth in Section 4.1 for any and all reasonable compensation (reasonable fees, expenses and other costs) paid and/or reimbursed to such counsel. Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees. 3.3 Reliance. Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of the Parties or their respective agents, representatives, successors, or assigns. Escrow Agent shall not be liable for acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter, or other paper or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority. 3.4 No Financial Obligation. No provision of this Escrow Agreement shall require Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement. 3.5 Security Call Back. In the event a Party provides its wiring instructions after the date of this Escrow Agreement, whether in writing, by facsimile, by email or otherwise, Escrow Agent may seek confirmation of such instructions by telephone call-back to the person or persons designated on the applicable Authorized Persons Form and Escrow Agent may in good faith rely upon the confirmation of anyone purporting to be the person or persons so designated. 3.6 Statements. The Escrow Agent shall provide to the Parties statements (not less frequently than monthly) reflecting activity in the Escrow Account for the preceding period. No statement need be provided for periods in which no Escrow Account activity occurred. Each 4 such statement shall be deemed to be correct and final upon receipt thereof by the Parties unless Escrow Agent is notified in writing to the contrary within thirty (30) Business Days of the date of such statement. A “Business Day” shall mean any day on which Escrow Agent is open for business. Section 4. PROVISIONS CONCERNING ESCROW AGENT 4.1 Indemnification. Buyer and Seller jointly and severally agree to indemnify, defend and hold harmless Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable attorneys’ fees and expenses or other reasonable professional fees and expenses which Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the bad faith, willful misconduct or gross negligence of Escrow Agent. The provisions of this Section 4.1 shall survive the resignation or removal of Escrow Agent and the termination of this Escrow Agreement. 4.2 Limitation of Liability. ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM ESCROW AGENT’S BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION. 4.3 Resignation or Removal. Escrow Agent may resign by furnishing written notice of its resignation to the Parties, and the Parties may remove Escrow Agent by furnishing to Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination. Such resignation or removal, as the case may be, shall be effective thirty (30) days after the delivery of such notice or upon the earlier appointment of a successor escrow agent, and Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Fund and to deliver the same to a successor escrow agent as shall be appointed by the Parties, as evidenced by a joint written notice filed with Escrow Agent or in accordance with a court order. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following the delivery of such notice of resignation or removal, Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties. 4.4 Compensation. Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit E. The fee agreed upon for the services rendered hereunder is intended as full compensation for Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions 5 for the disbursement of funds under this Escrow Agreement are not fulfilled, or Escrow Agent is required or requested to render any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event. Buyer and Seller jointly and severally agree to pay the Escrow Agent all fees, costs and expenses set forth on Exhibit E or otherwise arising under this Escrow Agreement. Notwithstanding the foregoing, Buyer and Seller agree that, as between Buyer and Seller, the amounts payable under this Section 4.4 shall be paid 50% by the Buyer on the one hand, and 50% by the Seller on the other hand. If any amount due to Escrow Agent hereunder is not paid within thirty (30) days of the date due, Escrow Agent, in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law. 4.5 Disagreements. If any conflict, disagreement or dispute arises between, among, or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or Escrow Agent is in doubt as to the action to be taken hereunder, Escrow Agent is authorized to retain the Escrow Fund until Escrow Agent (i) receives a Final Determination directing delivery of the Escrow Fund, in which event Escrow Agent shall be authorized to disburse the Escrow Fund promptly in accordance with such Final Determination, or (ii) receives a written agreement executed by each party involved in such disagreement or dispute directing delivery of the Escrow Fund, in which event Escrow Agent shall be authorized to disburse the Escrow Fund promptly in accordance with such agreement. Escrow Agent shall be entitled to act on any such agreement or Final Determination without further question, inquiry, or consent. A “Final Determination” shall mean a non-appealable order or decree of any court of competent jurisdiction or a final non-appealable arbitration decision directing delivery of the Escrow Fund, certified as true and correct by the Party delivering it to Escrow Agent, with a copy of such Final Determination sent concurrently to the other Party. 4.6 Merger or Consolidation. Any corporation or association into which Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act. Escrow Agent shall promptly provide notice of such merger, consolidation, sale or transfer to the Parties. 4.7 Attachment of Escrow Fund; Compliance with Legal Orders. In the event that any Escrow Fund shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Fund, Escrow Agent shall immediately provide notice to Buyer and Seller and is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, or which it 6 is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated. Section 5. MISCELLANEOUS 5.1 Successors and Assigns. This Escrow Agreement shall be binding on and inure to the benefit of the Parties and Escrow Agent and their respective successors and permitted assigns. No other persons shall have any rights under this Escrow Agreement. No assignment of the interest of any of the Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Party and Escrow Agent and shall require the prior written consent of the other Party and Escrow Agent (such consent not to be unreasonably withheld). Any attempted assignment in violation of this Section 5.1 shall be void. 5.2 Escheat. The Parties acknowledge that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Fund escheat by operation of law. 5.3 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Escrow Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (iii) sent by next-day or overnight mail or delivery or (iv) sent by email, addressed as follows: if to Seller, to: Ellard Family Holdings, Inc. [____________] [____________] Attn: [____________] Email: [____________] With a copy (which shall not constitute notice) to: Winstead PC 2728 N. Harwood Drive, #500 Dallas, TX 75201 Attn: Tom Helfand Email: thelfand@winstead.com Attn: Andrew Ostapko Email: aostapko@winstead.com 7 if to Buyer, to: Horace Mann Educators Corporation 1 Horace Mann Place Springfield, IL 62715 Attention: Donald M. Carley, SVP & General Counsel Email: Donald.Carley@horacemann.com with a copy (which shall not constitute notice) to: Eversheds Sutherland (US) LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001 Attention: Ling Ling Email: lingling@eversheds-sutherland.com Telephone: 202-383-0236 if to Escrow Agent, to: [____________] [____________] [____________] Attn: [____________] Email: [____________] if to Escrow Agent, to: [____________] [____________] [____________] Attn: [____________] Email: [____________] or, in each case, at such other address as may be specified in writing to the other parties hereto. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (a) if by personal delivery, on the day after such delivery, (b) if by certified or registered mail, on the third (3rd) Business Day after the mailing thereof, (c) if by next-day or overnight mail or delivery, on the day delivered, and (d) if by Email upon confirmation of transmission by the transmitting equipment if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient. 8

5.4 Governing Law. This Escrow Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of Delaware. Each party hereto hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the State of Delaware. Each party hereto hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction any party hereto may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each such party hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each party hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed three (3) Business Days after the same is so mailed. 5.5 Entire Agreement. This Escrow Agreement shall constitute the entire agreement of the parties with respect to the subject matter herein and supersedes all prior oral or written agreements in regard thereto; provided, however, that the Purchase Agreement shall govern the relationship between the Buyer and Seller (but not Escrow Agent) with respect to the matters contemplated thereby. 5.6 Amendment. This Escrow Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by the Parties and Escrow Agent. 5.7 Waivers. The failure of any party to this Escrow Agreement at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Escrow Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Escrow Agreement. 5.8 Headings. Section headings of this Escrow Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Escrow Agreement. 5.9 Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument. The exchange of a fully executed Escrow Agreement (in counterparts or otherwise) by fax or PDF shall be sufficient to bind the parties to the terms and conditions of this Escrow Agreement. 5.10 Force Majeure. No party to this Escrow Agreement shall be liable to any other party for losses arising out of, or the inability to perform its obligations under the terms of this Escrow Agreement, due to acts of God, which shall include, but shall not be limited to, fire, floods, strikes, mechanical failure, war, riot, nuclear accident, earthquake, terrorist attack, computer piracy, cyber-terrorism or other acts beyond the control of the parties hereto. 9

5.11 Severability. If any provision of this Escrow Agreement or the application thereof to any party or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Escrow Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law. 5.12 Survival of Certain Provisions. Sections 2.4, 4.1, 4.4, 5.3, 5.4 and 5.14 hereof shall survive termination of this Escrow Agreement. 5.13 Representations and Warranties. Each of the parties hereto represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law, and (b) that the execution, delivery and performance of this Escrow Agreement by it does not and will not violate any applicable law or regulation. 5.14 USA Patriot Act. No Party to this Escrow Agreement is (or will be) a person with whom Escrow Agent is restricted from doing business with under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury of the United States of America (including those persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action, and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, Buyer and Seller hereby agree to provide Escrow Agent with any additional information that Escrow Agent deems necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities. The following notification is provided to Buyer and Seller pursuant to Section 326 of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318 (“Patriot Act”): IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for depositors: When a depositor opens an account, if such depositor is an individual, a lender (including Escrow Agent) will ask for such depositor’s name, taxpayer identification number, residential address, date of birth, and other information that will allow the lender to identify such depositor, and, if such depositor is not an individual, Escrow Agent will ask for such depositor’s name, taxpayer identification number, business address, and other information that will allow the lender to identify such depositor. Escrow Agent may also ask, if such depositor is an individual, to see depositor’s driver’s license or other identifying documents, and, if such depositor is not an individual, to see such depositor’s legal organizational documents or other identifying documents. In the event Buyer and/or Seller violate any of the provisions of the Patriot Act and the regulations thereunder, such event shall constitute a default hereunder and shall entitle Escrow Agent to exercise all of its rights and remedies at law or in equity, including but not limited to terminating this Escrow Agreement. 10

IN WITNESS WHEREOF, the undersigned have duly executed this Escrow Agreement as of the date first written above. HORACE MANN EDUCATORS CORPORATION: By: Name: Title: ELLARD FAMILY HOLDINGS, INC.: By: Name: Title: [ESCROW AGENT] By: Name: Title: [Signature Page to Escrow Agreement]

EXHIBIT A INVESTMENT GUIDELINES “Eligible Investments” means (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof); (ii) shares of a money market fund investing only in underlying securities described in clause (i) above; and (iii) [_______].

EXHIBIT B FORM OF JOINT INSTRUCTION [Date] [__________], as Escrow Agent [__________] Attn.: [_____] Re: Joint Instruction Ladies and Gentlemen: Horace Mann Educators Corporation, a Delaware corporation (“Buyer”), and Ellard Family Holdings, Inc., a Nevada corporation (“Seller”), under the Escrow Agreement dated as of [______], 2019, among the Buyer, Seller and [________], as Escrow Agent (the “Escrow Agreement”), request and authorize the Escrow Agent to withdraw funds in an amount equal to $[●] from Escrow Account # [_______] (the “Escrow Account”) and to transfer such funds in accordance with the directions set forth below: 1. Pursuant to Section 2.3 of the Escrow Agreement and Sections 2.6(a) and [2.5(a)][2.6(b)][9.3(e)] of the Purchase Agreement, the Buyer and Seller hereby jointly instruct the Escrow Agent to withdraw funds in an amount equal to $[●] from the Escrow Account. Pursuant to Section 2.3 of the Escrow Agreement, to the extent there are not sufficient funds immediately available in the Escrow Account to make such withdrawal (the “Liquidation Amount”), the Buyer and Seller hereby jointly instruct the Escrow Agent to liquidate such investments in the Escrow Account, as the Escrow Agent may select in its sole discretion in accordance with current market practices, as needed for there to be immediately available funds in the Escrow Account in an amount equal to or greater than the Liquidation Amount. 2. Transfer Directions: Transferee: [Account of the Buyer/Seller] Location of Account:_____________________________ Account No.:___________________________________] Capitalized terms used but not otherwise defined herein shall have the meaning specified in the Escrow Agreement.

Very truly yours, HORACE MANN EDUCATORS CORPORATION: By: Name: Title: ELLARD FAMILY HOLDINGS, INC.: By: Name: Title:

EXHIBIT C AUTHORIZED ACCOUNTS Authorized Account of Seller Bank Account Number: Bank Name: Account Name: Fed Wire ABA Routing Number: Authorized Account of Buyer Bank Account Number: Bank Name: Account Name: Fed Wire ABA Routing Number:

EXHIBIT D-1 CERTIFICATE AS TO AUTHORIZED SIGNATURES The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Buyer and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit D-1 is attached on behalf of Buyer. Name / Title Specimen Signature ________________________________ ________________________________ Name Signature ________________________________ Title ________________________________ ________________________________ Name Signature ________________________________ Title ________________________________ ________________________________ Name Signature ________________________________ Title

EXHIBIT D-2 CERTIFICATE AS TO AUTHORIZED SIGNATURES The specimen signatures shown below are the specimen signatures of Seller’s representatives who are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit D-2 is attached on behalf of Seller. Name Specimen Signature ________________________________ ________________________________ Name Signature ________________________________ Title ________________________________ ________________________________ Name Signature ________________________________ Title _______________________________ ________________________________ Name Signature ________________________________ Title

EXHIBIT E FEES OF ESCROW AGENT

EXHIBIT B KELLER SPRINGS LEASE AMENDMENT AND TERMINATIONS [See attached] EXHIBIT B-1

Exhibit B-1 FIRST AMENDMENT AND EXTENSION TO LEASE AGREEMENT This First Amendment to the Lease Agreement (“Amendment”) is entered into on __________________, 2019, by and between EE Realty, Inc. a Texas limited liability company, (hereinafter called “Landlord”) and NTALife Management, Inc., a Texas corporation (“Tenant”). WHEREAS, Landlord entered into that certain Office Lease Agreement with National Teachers Associates, Inc. (“NTA”), dated January 1, 2015 (the “Original Lease”), demising certain premises known as 4949 Keller Springs Road, Addison, TX 75001, containing 62,207 square feet, (the “Keller Springs Premises”); and WHEREAS, NTA assigned the Original Lease to Tenant, and Tenant assumed the Original Lease from NTA, pursuant to an Assignment and Assumption Agreement dated as of January 1, 2016 (the Original Lease as so assigned, the “Lease”); WHEREAS, concurrently with the execution and delivery of the Original Lease, certain affiliates of NTA also entered into leases with the Landlord with respect to the remaining portions of the Keller Springs Premises (the “Concurrent Leases”); WHEREAS, on the date hereof, the Concurrent Leases are being terminated in full; and WHEREAS, by this Amendment, Landlord and Tenant desire to amend the Lease to (i) state that the premises leased and demised to the Tenant shall consist of the entirety of the Keller Springs Premises, (ii) to extend the initial term of the Lease and (iii) amend certain other terms and conditions of the Lease, in each case set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows: 1. Defined Terms. Except as otherwise provided herein, the capitalized terms used herein shall have the same meanings as provided such terms in the Lease. 2. The Leased Premises and Terms (if there is a conflict between the Agreement and this Amendment, this Amendment shall prevail): (a) Rentable Area: 62,207 rentable square feet (consisting of entire Keller Springs Premises) (b) Annual Rent and cost per square foot (“sq. ft.”) Year 1 (2019) $1,213,036.50 ($19.50/sq. ft.) Year 2 (2020) $1,213,036.50 ($19.50/sq. ft.) EXHIBIT B-2

Year 3 (2021) $1,213,036.50 ($19.50/sq. ft.) Year 4 (2022) $1,213,036.50 ($19.50/sq. ft.) Year 5 (2023) $1,213,036.50 ($19.50/sq. ft.) (b) Monthly Rental Installments: $101,086.37 (c) Lease Term: Through [●],1 subject to renewal pursuant to Section 2A of the Lease (d) Rental escalation: none (e) Lease is a full service lease. In connection therewith, Landlord’s obligations shall include, without limitation, (x) all services and obligations specified in the Lease, inclusive of Sections 5 and 8 thereof, and (y) to the extent not already specified in the Lease, all of the following: (i) Repairs and Maintenance: Landlord will maintain in good repair and working order at its cost and expense the roof, foundation, HVAC, parking and common areas, plumbing, elevators, fire protection sprinkler, life safety, electrical and mechanical systems, structural soundness of external walls, doors, corridors, windows, and paving outside the building, landscaping, and will provide pest eradication, snow/ice removal and similar repair and maintenance items, (ii) Taxes: Landlord will pay all real estate taxes, assessments and similar charges for the Premises. Tenant will pay personal property taxes on its personal property (iii) Utilities: Landlord will pay for all Utilities including electric, water, gas, sewer, telephone/internet and garbage disposal (iv) Services: Landlord will provide janitorial services 5 days per week excluding holidays, elevator service at all times, the services identified in clause (i) above and will be responsible for replacement of light bulbs. (v) Insurance: Landlord will be responsible for insurance of the building and related structure. Tenant will be responsible for insurance related to its equipment, furniture and other personal items (f) Parking: as set forth in Section 10A of the Lease (g) Security Deposit: None (h) Broker(s): None (i) Permitted Use: As set forth in the Lease, including general business offices and ancillary uses with access seven (7) days per week, twenty four (24) hours per day 1 NTD: To reflect fifth anniversary of closing date. EXHIBIT B-3

(j) Vending Machines: Tenant will receive any commissions from the sale of food and beverages from vending machines contained within the Premises. (k) Signage: Landlord, at Landlord’s expense, shall provide Building signage and lettering for the Tenant. (l) Address for notices and payments are as follows: Landlord: EE Realty, Inc 4949 Keller Springs Road Addison, TX 75001 With Payments to: EE Realty, Inc 4949 Keller Springs Road Addison, TX 75001 Tenant: NTALife Management, Inc. 4949 Keller Springs Road Addison, TX 75001 Attn: With a copy to: Horace Mann Service Corporation 1 Horace Mann Plaza Springfield, IL 62715-0001 Attn: Chief Procurement Officer (m) As of the date hereof, Landlord confirms it has not received any written notice from any governmental agencies and has no actual knowledge that the Premises are in violation of: (i) any federal or local government requirements regarding the sprinkler system; (ii) Title III of the Americans with Disabilities Act; or (iii) any applicable Environmental Laws with respect to Hazardous Materials, it being acknowledged that Environmental Laws shall mean any federal, state or local laws, ordinance, permits or regulations, or any common law, regarding health, safety, radioactive materials, hazardous materials or the environment, each as amended, and any regulations promulgated thereunder, guidance and directives issued with respect thereto, or policies adopted by the applicable authorities thereunder. Additionally, except for reasonable quantities of Hazardous Materials used in connection with the operation, maintenance or repair of the Premises, which Hazardous Materials shall be used, stored and disposed of in accordance with all Environmental Laws, Landlord shall not introduce any Hazardous Materials in or about the Premises. Landlord shall indemnify and hold harmless Tenant, its employees, and agents, of and from any and all remediation costs (expressly excluding any special, indirect or consequential damages) directly related to Hazardous Materials introduced by Landlord in or about the common areas of the Premises in violation of Environmental Laws. EXHIBIT B-4

(n) End of Lease: The premises shall be surrendered in the same order and condition in which they currently exist on the date of this Agreement excluding reasonable wear and tear. Landlord shall accept the released premises “As Is.” Landlord shall allow Tenant to remove any of its personal property or moveable trade fixtures, furnishings and equipment from the premises. (o) The Landlord represents and warrants, to its current and actual knowledge, that: (i) the Leased Premises are structurally sound and in good repair and operating condition, normal wear and tear excepted, and without limiting the foregoing, Landlord has maintained and repaired the Leased Premises consistent with its obligations for maintenance and repair under the Lease; (ii) the Leased Premises include the right of ingress and egress (legal and practical) over public rights-of- way or valid and existing private easements; (iii) sewer and other utility services to the Leased Premises are available, have been completed, installed and paid for (and all connections for such services are paid for); (iv) the Leased Premises are in compliance with all applicable laws relating to building codes (inclusive of ADA compliance and having obtained necessary permits and certificates of occupancy), zoning and land use in respect of the Leased Premises, and in compliance with all covenants and other restrictions applicable to the Leased Premises, and the Landlord has not received since January 1, 2016, any written notice alleging such a violation of applicable law or of such covenants or other restrictions; (v) there is no pending: (A) condemnation or eminent domain proceeding or litigation affecting any of the Leased Premises, or (B) civil or administrative proceeding challenging any use or operation of any of the Leased Premises; and (vi) Landlord has not received written notice of any outstanding requirements or recommendations by fire underwriters or rating boards, insurance companies or holders of mortgages or other security interests requiring or recommending any repairs or work to be done with reference to the Leased Premises. Subject to the representations in the foregoing Section 2(m) and this Section 2(o), the Tenant accepts the Leased Premises in an “as-is” condition. (p) During the term of the Lease, Landlord shall maintain property and liability insurance in accordance with customary market standards (and in all events at no less than full replacement cost value as to property insurance). (q) Except as specifically amended hereby, the Lease shall remain in full force and effect in accordance with its terms. <Signatures on the Following Page> EXHIBIT B-5

Landlord Tenant EE Realty, Inc. NTALife Management, Inc. By:____________________________ By: __________________________ Name: _________________________ Name: _______________________ Its: ____________________________ Its: __________________________ By: __________________________ Name: _______________________ Its: __________________________ EXHIBIT B-6

Exhibit B-2 LEASE TERMINATION AGREEMENT This Lease Termination Agreement (the “Agreement”) is made as of the ___ day of _______ by and between EE Realty, a Texas corporation (hereinafter referred to as “Landlord”), and NTA Life Business Group Services, Inc., a Texas corporation (“Tenant”). WITNESSETH: WHEREAS, Landlord entered into that certain Office Lease Agreement with Tenant dated January 1, 2015 (the “Original Lease”), demising certain premises known as 4949 Keller Springs Road, Addison, TX 75001, containing 62,207 square feet, (the “Leased Premises”); and WHEREAS, by this Agreement Landlord and Tenant desire to terminate the Lease as of 11:59P.M. on __________ (“Early Lease Termination Date”) on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant herein agree to terminate the Lease as follows: 1. Defined Terms. Except as otherwise provided herein, the capitalized terms used herein shall have the same meanings as provided such terms in the Lease. 2. The Leased Premises. (a) The Lease shall terminate at 11:59P.M. on the Early Lease Termination Date. (b) Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall have no further obligations with respect to the Leased Premises commencing the day immediately following the Early Lease Termination Date, and the Lease shall terminate and all rights, obligations, and liabilities of the parties hereunder with respect to the Leased Premises shall be released and discharged. 4. Mutual Release. (a) Effective on the Early Lease Termination Date, Landlord releases Tenant and its guarantors, officers, directors, agents, employees and shareholders from any and all obligations, liabilities, claims, rights or causes of action arising out of, with respect to, or in connection with the Lease and/or the Leased Premises, EXHIBIT B-7 excluding only the obligations of Tenant under this Agreement. (b) Effective on the Early Lease Termination Date, Tenant releases Landlord and its respective officers, directors, agents, employees, partners, members and shareholders from any and all obligations, liabilities, claims, rights, actions or causes of action arising out of, with respect to, or in connection with the Lease and/or the Leased Premises, excluding only the obligations of Landlord under this Agreement. [Signature page follows] EXHIBIT B-8

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Termination Agreement as of the date and year first above written. Landlord Tenant EE Realty, Inc. NTA Life Business Group Services, Inc. By:____________________________ By: __________________________ Name: _________________________ Name: _______________________ Its: ____________________________ Its: __________________________ EXHIBIT B-9

Exhibit B-3 LEASE TERMINATION AGREEMENT This Lease Termination Agreement (the “Agreement”) is made as of the ___ day of ________ by and between EE Realty, a Texas corporation (hereinafter referred to as “Landlord”) and EE Micronix, Inc., a Texas corporation (“Tenant”). WITNESSETH: WHEREAS, Landlord entered into that certain Office Lease Agreement with Tenant dated January 1, 2015 (the “Original Lease”), demising certain premises known as 4949 Keller Springs Road, Addison, TX 75001, containing 62,207 square feet, (the “Leased Premises”); and WHEREAS, by this Agreement Landlord and Tenant desire to terminate the Lease as of 11:59P.M. on __________ (“Early Lease Termination Date”) on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant herein agree to terminate the Lease as follows: 1. Defined Terms. Except as otherwise provided herein, the capitalized terms used herein shall have the same meanings as provided such terms in the Lease. 2. The Leased Premises. (a) The Lease shall terminate at 11:59P.M. on the Early Lease Termination Date. (b) Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall have no further obligations with respect to the Leased Premises commencing the day immediately following the Early Lease Termination Date, and the Lease shall terminate and all rights, obligations, and liabilities of the parties hereunder with respect to the Leased Premises shall be released and discharged. 3. Mutual Release. (a) Effective on the Early Lease Termination Date, Landlord releases Tenant and its guarantors, officers, directors, agents, employees and shareholders from any and all obligations, liabilities, claims, rights or causes of action arising out of, with respect to, or in connection with the Lease and/or the Leased Premises, excluding only the obligations of Tenant under this Agreement. (b) Effective on the Early Lease Termination Date, Tenant releases Landlord and its respective officers, directors, agents, employees, partners, members and EXHIBIT B-10 shareholders from any and all obligations, liabilities, claims, rights, actions or causes of action arising out of, with respect to, or in connection with the Lease and/or the Leased Premises, excluding only the obligations of Landlord under this Agreement. [Signature page follows] EXHIBIT B-11

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Termination Agreement as of the date and year first above written. Landlord Tenant EE Realty, Inc. EE Micronix, Inc. By:____________________________ By: __________________________ Name: _________________________ Name: _______________________ Its: ____________________________ Its: __________________________ EXHIBIT B-12

Exhibit B-4 LEASE TERMINATION AGREEMENT This Lease Termination Agreement (the “Agreement”) is made as of the ___ day of _______ by and between EE Realty, a Texas corporation (hereinafter referred to as “Landlord”), and National Teachers Associates Life Insurance Company, a Texas-domiciled life insurance company (“Tenant”). WITNESSETH: WHEREAS, Landlord entered into that certain Office Lease Agreement with Tenant dated January 1, 2015 (the “Original Lease”), demising certain premises known as 4949 Keller Springs Road, Addison, TX 75001, containing 62,207 square feet, (the “Leased Premises”); and WHEREAS, by this Agreement Landlord and Tenant desire to terminate the Lease as of 11:59P.M. on __________ (“Early Lease Termination Date”) on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant herein agree to terminate the Lease as follows: 1. Defined Terms. Except as otherwise provided herein, the capitalized terms used herein shall have the same meanings as provided such terms in the Lease. 2. The Leased Premises. (a) The Lease shall terminate at 11:59P.M. on the Early Lease Termination Date. (b) Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall have no further obligations with respect to the Leased Premises commencing the day immediately following the Early Lease Termination Date, and the Lease shall terminate and all rights, obligations, and liabilities of the parties hereunder with respect to the Leased Premises shall be released and discharged. 4. Mutual Release. (a) Effective on the Early Lease Termination Date, Landlord releases Tenant and its guarantors, officers, directors, agents, employees and shareholders from any and all obligations, liabilities, claims, rights or causes of action arising out of, with respect to, or in connection with the Lease and/or the Leased Premises, excluding only the obligations of Tenant under this Agreement. (b) Effective on the Early Lease Termination Date, Tenant releases Landlord EXHIBIT B-13 and its respective officers, directors, agents, employees, partners, members and shareholders from any and all obligations, liabilities, claims, rights, actions or causes of action arising out of, with respect to, or in connection with the Lease and/or the Leased Premises, excluding only the obligations of Landlord under this Agreement. [Signature page follows] EXHIBIT B-14

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Termination Agreement as of the date and year first above written. Landlord Tenant EE Realty, Inc. National Teachers Associates Life Insurance Company By:____________________________ By: __________________________ Name: _________________________ Name: _______________________ Its: ____________________________ Its: __________________________ EXHIBIT B-15

ANNEX A EXAMPLE CALCULATION2 Price Adjustment Example Estimated Consolidated GAAP Net Income $24,000,000 Estimated Deferred Acquisition Cost Adjustment $2,600,000 RBC Adjustment $6,210,000 Company Distribution Adjustment $2,000,000 Company Transaction Expenses Adjustment $5,000,000 Total $15,810,000 Estimated Adjustment $8,190,000 Base Price $405,000,000 Adjusted Initial Amount $413,190,000 RBC Adjustment Example 6/30/2018 Closing Date Δ Pre-Close CAL RBC $14,858,000 $16,100,000 $1,242,000 500% RBC Adjustment $6,210,000 2 NTD: Other than Base Price and June 30, 2018 CAL RBC numbers, all values are hypothetical. ANNEX A-1

ANNEX B EXCLUDED INVESTMENTS RCR Taylor Land, LP InSite Hospitality Fund, LLC ANNEX B-1

ANNEX C KEY INDEPENDENT PRODUCERS Agent Code Name 24 TOBIAS, STEPHEN 583 ACEY, TERRI 1576 COSTANTINO, CARL 3442 ALLEN, RYAN 4041 RYAN, KRYSTAL 5005 ARAGONA, GILDO 7059 PHILLIPS, MICHAEL 10681 BRANT, WILLIAM 12540 CAMP, BEATRICE 15313 COMPEAU, CHRISTINA 15400 CONVERSE, STANTON 23910 ENGLAND, JOHN 27470 FARMER, JAMES 29150 FRASER, DAVID 31470 GISCLAIR III, NOLAN 31850 GOFF, JARROD 32560 GRAYSON, MENDEL 34120 HAMILTON, DAVID 35771 HENSEL, TIMOTHY 53392 LOWTHER, KEVIN 57010 MICKLE, ANTOINE 57420 MINNICK, MATTHEW 58571 MOSHER, BRET 71661 POWERS, SASHA 71942 PRITCHETT, RACHELL 72231 SCANLAN, RACHAEL 75650 ROSE, FRANCESCA 90721 VOLKERT-VANDERWALL, MARINA 94440 WILSON, DIANE 100235 EASLEY, JASON 100318 WILCOX, GEOFFREY 100410 MAGER, SUE 100445 BIGLEY, ALIZABETH 100524 DILLON, CRAIG 100531 ROTHGANGEL, ANDREA 100546 RODIGHIERO, BRANDON 100613 MOORE, CHARLES 100619 WILKES, GEOFFREY 100724 FOX, LUCAS 100822 SISSON, KIMBERLY ANNEX C-1

ANNEX D SPECIFIED ACCOUNTING PRINCIPLES • RBC calculations will be based on the RBC instructions and factors applicable to an Insurance Subsidiary as in effect at the time of determination. • GAAP accrual for employee salary and benefits (including PTO) on the Closing Date shall be consistent with the methodologies for accrual for such benefits utilized in the Company’s June 30, 2018, consolidated financial statements. ANNEX D-1

ANNEX E RENEWAL COMMISSION REPORT Betty Jo Ellard, Brian Mark Ellard, Joe Chadwick Ellard, Raymond J. Martin, Jr., and James T. Langham, Jr. shall be entitled to receive retirement annuity payments pursuant to the following agreements: • The Employment Agreement by and between EE Holdings, Inc., certain of its controlled subsidiary corporations, and Bill J. Ellard, dated May 13, 2008, as amended pursuant to that certain Amendment dated March 2010. • The Amended and Restated Employment Agreement by and between EE Holdings, Inc., certain of its controlled subsidiary corporations, and Brian M. Ellard, dated May 13, 2008, as amended pursuant to that certain Amendment dated May 13, 2008, as amended pursuant to Amendment No.1, dated April 21, 2015. • The Employment Agreement by and between EE Holdings, Inc., certain of its controlled subsidiary corporations, and J. Chadwick Ellard, dated July 1, 2015, as amended pursuant to that certain Amendment dated May 13, 2008, as amended pursuant to Amendment No. 1, dated November 30, 2018. • The Amended and Restated Employment Agreement by and between EE Holdings, Inc , certain of its controlled subsidiary corporations, and Raymond J. Martin, Jr., dated May 13, 2008, as amended pursuant to that certain Amendment dated May 13, 2008, as amended pursuant to that Executive Transition Agreement, dated April 21, 2015. • The Amended and Restated Employment Agreement by and between EE Holdings, Inc , certain of its controlled subsidiary corporations, and James T. Langham, Jr., dated May 13, 2008, as amended pursuant to that certain Amendment dated May 13, 2008, as amended pursuant to that Executive Transition Agreement, dated April 21, 2015. Renewal commissions will be reported using the following form of report: ANNEX E-1

Summary Statement

National Teacher Associates, Inc.		Statement Period:	DATE 1 - DATE 2

Agent/Agency Details

Name:	AGENT NAME
SSN/TIN:	XXX-XX-XXXX
Writing No:	#####, #####

Account Summary

Current Account Balances			Prior Account Balances	
Commissions Due:	$ -		Commissions Due:	$ -
Secure/Unsecure Advance:	$ -		Secure/Unsecure Advance:	$ -
Other Indebtedness:	$ -		Other Indebtedness:	$ -

Commissions Paid	Current	YTD		Current Period Policy Count
	$$$$$$	$$$$$$		#######

Commissions Paid - Period Detail

	Method	Payment Date	Amount			
	ACH	DATE	$$$$$$			
	ACH	DATE	$$$$$$			
	ACH	DATE	$$$$$$			
		Total Paid - Current	**$$$$$$**		**Total Paid - YTD**	**$$$$$$$**

Commissions Payable by Components

	Current	YTD
First Year	$$$$$	$$$$$
Renewal	$$$$$$	$$$$$$
Total	**$$$$$$**	**$$$$$$**

Commissions Payable by Product Category

	First Year		Renewal		Total	
	Current	YTD	Current	YTD	Current	YTD
Accident	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$
Cancer	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$
Disability Income	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$
Heart	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$
Term Life	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$
Whole Life	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$	$$$$$
Total	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

Account Activity

Account Type	Previous Balance	Current Increases	Current Decreases	Closing Balance
Commissions Payable	$ -	**$$$$$**	**$$$$$$**	**$$$$$$**
Paid			*$$$$$*	
Secure/Unsecure Advance	$ -	$ -	$ -	**$$$$$**
Other Indebtedness	$ -	$ -	$ -	**$$$$$**

ANNEX E-2

ANNEX F THIRD-PARTY CONSENTS Consent for a change of control of the Company or its applicable Subsidiary under the following contracts: • Enterprise Cyber Insurance Policy, dated April 1, 2018, by and between Freedom Specialty Insurance Company and Ellard Enterprises, Inc. • Insurance Company Management Liability Policy, dated April 1, 2018, by and between Capitol Specialty Insurance Corporation and Ellard Family Holdings, Inc. • Executive Plus Directors and Officers Liability Policy, dated April 1, 2018, by and between RLI Insurance Company and Ellard Family Holdings, Inc. • Workers’ Compensation and Employers’ Liability Insurance Policy, dated April 1, 2018, by and between Federal Insurance Company and Ellard Enterprises, Inc. ANNEX F-1

BILL J. AND BETTY JO ELLARD SECURE TRUST B GST NON-EXEMPT A TEXAS TRUST UNANIMOUS CONSENT OF THE CO-TRUSTEES NOVEMBER 30, 2018 The undersigned being all of the Co-Trustees of the Bill J. and Betty Jo Ellard Secure Trust B GST Non-Exempt (“Trust B”), a Texas trust, do hereby consent to the adoption of the following resolutions as of the date hereof with the same force and effect as if such resolutions were approved and adopted at a duly constituted meeting: WHEREAS, on October 4, 2018, the Co-Trustees unanimously adopted a resolution approving NTA Life Enterprises, LLC (“NTA”), Ellard Family Holdings, Inc. (“EFH”), and Betty Jo Ellard (“Ellard”) entering into that certain Memorandum of Understanding (the “MOU”) for the sale of NTA to Horace Mann Educators Corporation (“Horace Mann”); and WHEREAS, the Co-Trustees have reviewed, with the assistance of counsel, consultants and advisors, a purchase agreement by and between EFH, Brian M. Ellard, and the JCE Exempt Trust, on the one hand, and Horace Mann, on the other hand (the “Purchase Agreement”), by which Horace Mann would acquire NTA and its subsidiaries, including all ownership interests in Ellard Enterprises, Inc. and other direct and indirect subsidiaries of NTA, and an acknowledgment letter among Horace Mann, EFH, and the shareholders of EFH (the “Acknowledgment Letter”) (collectively, the “Transaction”); and WHEREAS, pursuant to the provisions of Article VIII, Section 8.6(B) of the Bill J. and Betty Jo Ellard Secure Trust Agreement Dated June 5, 2008, as Amended, the sale of any Ellard Business Interest shall require the unanimous consent of the Co-Trustees which may not be delegated by a Co-Trustee; and WHEREAS, the undersigned Co-Trustees deem it to be advisable and in the best interests of Trust B and its beneficiaries, both present and future, to approve and direct EFH (and others as may be necessary to affect the Transaction) to enter into and execute the Purchase Agreement, effect Horace Mann’s acquisition of NTA and its subsidiaries (collectively considered Ellard Business Interests), and take such actions as may be necessary to consummate the Transaction. NOW, THEREFORE LET IT BE RESOLVED, that the Co-Trustees approve the sale of the Ellard Business Interests by EFH, as contemplated by the Purchase Agreement and summarized in the Executive Summary attached hereto as Exhibit A; and RESOLVED FURTHER, that the form, terms and provisions of the Purchase Agreement and Acknowledgment Letter be, and hereby are, ratified, confirmed and approved in all respects. IN WITNESS WHEREOF, the undersigned Co-Trustees have hereunto subscribed their names as of the date first written above in attestation to the accuracy of the foregoing written consent and of their approval of all actions taken as recited therein. ____________________________________ ____________________________________ Betty Jo Ellard, Co-Trustee James T. Langham, Jr., Co-Trustee ____________________________________ ____________________________________ Brian M. Ellard, Co-Trustee Raymond J. Martin, Jr., Co-Trustee ANNEX F-2

BILL J. AND BETTY JO ELLARD SECURE TRUST B GST EXEMPT A TEXAS TRUST UNANIMOUS CONSENT OF THE CO-TRUSTEES NOVEMBER 30, 2018 The undersigned being all of the Co-Trustees of the Bill J. and Betty Jo Ellard Secure Trust B GST Exempt (“Trust B Exempt”), a Texas trust, do hereby consent to the adoption of the following resolutions as of the date hereof with the same force and effect as if such resolutions were approved and adopted at a duly constituted meeting: WHEREAS, on October 4, 2018, the Co-Trustees unanimously adopted a resolution approving NTA Life Enterprises, LLC (“NTA”), Ellard Family Holdings, Inc. (“EFH”), and Betty Jo Ellard (“Ellard”) entering into that certain Memorandum of Understanding (the “MOU”) for the sale of NTA to Horace Mann Educators Corporation (“Horace Mann”); and WHEREAS, the Co-Trustees have reviewed, with the assistance of counsel, consultants and advisors, a purchase agreement by and between EFH, Brian M. Ellard, and the JCE Exempt Trust, on the one hand, and Horace Mann, on the other hand (the “Purchase Agreement”), by which Horace Mann would acquire NTA and its subsidiaries, including all ownership interests in Ellard Enterprises, Inc. and other direct and indirect subsidiaries of NTA, and an acknowledgment letter among Horace Mann, EFH, and the shareholders of EFH (the “Acknowledgment Letter”) (collectively, the “Transaction”); and WHEREAS, pursuant to the provisions of Article VIII, Section 8.6(B) of the Bill J. and Betty Jo Ellard Secure Trust Agreement Dated June 5, 2008, as Amended, the sale of any Ellard Business Interest shall require the unanimous consent of the Co-Trustees which may not be delegated by a Co-Trustee; and WHEREAS, the undersigned Co-Trustees deem it to be advisable and in the best interests of Trust B Exempt and its beneficiaries, both present and future, to approve and direct EFH (and others as may be necessary to affect the Transaction) to enter into and execute the Purchase Agreement, effect Horace Mann’s acquisition of NTA and its subsidiaries (collectively considered Ellard Business Interests), and take such actions as may be necessary to consummate the Transaction. NOW, THEREFORE LET IT BE RESOLVED, that the Co-Trustees approve the sale of the Ellard Business Interests by EFH, as contemplated by the Purchase Agreement and summarized in the Executive Summary attached hereto as Exhibit A; and RESOLVED FURTHER, that the form, terms and provisions of the Purchase Agreement and Acknowledgment Letter be, and hereby are, ratified, confirmed and approved in all respects. IN WITNESS WHEREOF, the undersigned Co-Trustees have hereunto subscribed their names as of the date first written above in attestation to the accuracy of the foregoing written consent and of their approval of all actions taken as recited therein. ____________________________________ ____________________________________ Betty Jo Ellard, Co-Trustee James T. Langham, Jr., Co-Trustee ____________________________________ ____________________________________ Brian M. Ellard, Co-Trustee Raymond J. Martin, Jr., Co-Trustee ANNEX F-3